                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      IN HOME HEALTH, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       IN HOME HEALTH, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Items 22(a)(2) of Schedule A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                                  DRAFT 05/31/95

                              IN HOME HEALTH, INC.
                           CARLSON CENTER, SUITE 500
                             601 LAKESHORE PARKWAY
                        MINNETONKA, MINNESOTA 55305-5214

                                                            [DATE]

Dear Stockholder:

    At a special meeting called for [DATE], stockholders of In Home Health, Inc. (the "Company") will be asked to consider a proposed investment of approximately $41.9 million in the Company by Manor Healthcare Corp. ("Manor Healthcare"). Approximately $21.9 million of this investment will provide the funding for a tender offer by the Company to repurchase approximately 40% of the Company's outstanding Common Stock. Company stockholders will receive separate written materials describing the tender offer.

    The proposed Manor Healthcare investment is described in the attached Proxy Statement, which I invite you to review carefully. Stockholders are being asked to authorize the sale and issuance to Manor Healthcare of approximately 6,440,000 shares of Common Stock, 200,000 shares of Series A Preferred Stock and a three-year warrant to purchase up to 6,000,000 additional shares of Common Stock. The Series A Preferred Stock would pay a 12% cumulative dividend, would be convertible into 10,000,000 shares of Common Stock and would have voting rights on an as-if-converted basis. Manor Healthcare would own or have the right to acquire shares that would then have approximately 70% of the Company's combined voting power and would effectively control the Company. Stockholders are also being asked to approve amendments to the Company's Articles of Incorporation and Stock Option Plans which are related to the Manor Healthcare investment.

    The Board of Directors believes the proposed transaction has a number of advantages, including:

    (i) providing new capital for expansion of Company operations;

    (ii) providing cash to enable repurchase of approximately 40% of the Company's currently outstanding shares from stockholders wishing to sell;

   (iii) expanding the Company's operations through a strategic relationship with a financially strong partner in a closely related segment of the health care industry;

   (iv) strengthening the Company's general competitive position in the ongoing consolidation of the U.S. health care industry.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MANOR HEALTHCARE INVESTMENT, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS RELATING TO THAT INVESTMENT.

    It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Please note that a failure to vote in effect constitutes a vote against the proposals related to the Manor Healthcare investment. Accordingly, we urge you to take a moment now to sign, date and mail your proxy.

    On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                          Sincerely,

                                          Judy M. Figge
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              IN HOME HEALTH, INC.
                               ------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               [DATE OF MEETING]
                             MINNEAPOLIS, MINNESOTA
                             ---------------------

To the Stockholders of
 IN HOME HEALTH, INC.:

    Notice is hereby given that a Special Meeting of Stockholders of In Home Health, Inc. (the "Company") will be held on [WEEKDAY, DATE] at [TIME], local time, at [LOCATION], to consider and act upon three proposals (the "Investment Proposals") related to the Securities Purchase and Sale Agreement dated as of May 2, 1995 between the Company and Manor Healthcare Corp. ("Manor Healthcare"), as it may be amended from time to time (the "Purchase Agreement"). A copy of the Purchase Agreement as presently in effect is attached as Appendix I to the enclosed Proxy Statement. The Investment Proposals are summarized as follows:

    1. To approve the Purchase Agreement and the transactions on the part of the Company thereunder, including the issuance and sale to Manor Healthcare of approximately 6,440,000 shares of Common Stock, 200,000 shares of Series A Preferred Stock and a three-year warrant to purchase up to 6,000,000 additional shares of Common Stock (Proposal One);

    2. To approve an amendment to Article III of the Articles of Incorporation of the Company to provide that the Board of Directors, in designating the voting rights of any series of preferred stock, may provide that shares of preferred stock have voting rights equal to the number of shares of Common Stock into which they are convertible (Proposal Two);

    3. To approve amendments to the Company's 1987 and 1995 Stock Option Plans to: (i) provide that the options of non-employee directors of the Company will vest upon a change in control of the Company; (ii) increase the total number of shares of Common Stock available under the 1995 Stock Option Plan from 650,000 to 1,300,000 in order to permit the granting of options for an aggregate 650,000 shares to five officers or employees of the Company as of the closing of the Purchase Agreement; and (iii) impose a limit of 300,000 shares that can be issued to any participant under each Plan during any fiscal year (Proposal Three).

    THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT UPON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE OF THE PROPOSALS WILL BE EFFECTED BY THE COMPANY. Holders of record of shares of Common Stock of the Company at the close of business on [RECORD DATE] are entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Kenneth J. Figge, SECRETARY

Minneapolis, Minnesota
[MAILING DATE]

    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Proxies are revocable at any time prior to the time they are voted, and stockholders who are present at the Special Meeting may withdraw their proxies and vote in person if they so desire.

                              IN HOME HEALTH, INC.
                           CARLSON CENTER, SUITE 500
                             601 LAKESHORE PARKWAY
                        MINNETONKA, MINNESOTA 55305-5214

                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                 [MEETING DATE]

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished by the Board of Directors of In Home Health, Inc. (the "Company") in connection with the solicitation of proxies to be voted at a Special Meeting of Stockholders which will be held at [LOCATION] at [TIME], local time, on [WEEKDAY], [DATE], and at any adjournments thereof (the "Special Meeting") for the purpose of submitting to a vote of the stockholders the proposals described in the attached Notice of Special Meeting (the "Investment Proposals"). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about [MAILING DATE].

    Shares represented by properly executed proxies received prior to or at the Special Meeting, unless such proxies have been revoked, will be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy of the Company, the proxy will be voted in accordance with the recommendations of the Board of Directors.

    A stockholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Special Meeting. Any written notice revoking a proxy should be sent to the attention of Kenneth J. Figge, Secretary, In Home Health, Inc., Carlson Center, Suite 500, 601 Lakeshore Parkway, Minnetonka, Minnesota 55305-5214.

    The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies by mail, but directors, officers, and regular employees of the Company may also solicit in person or by telephone, facsimile or mail. The Company has retained [SOLICITING COMPANY] to assist in the solicitation for a fee estimated at [FEE] plus reasonable expenses. The Company may also reimburse brokers, nominees, fiduciaries or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold Common Stock of the Company.

                               TABLE OF CONTENTS

INTRODUCTION.........................................................................          1
TABLE OF CONTENTS....................................................................          2
SUMMARY..............................................................................          3
VOTING SECURITIES AND PRINCIPAL HOLDERS..............................................          8
INVESTMENT PROPOSALS.................................................................          9
  Background of the Investment Proposals.............................................          9
  Reasons for the Purchase Agreement Transactions....................................         11
  Board of Directors Recommendations.................................................         11
  Opinion of Financial Advisor.......................................................         12
  Description of the Investment by Manor Healthcare..................................         16
    Common Stock Investment by Manor Healthcare......................................         16
    Company Self-Tender Offer........................................................         16
    Purchase of Series A Preferred Stock.............................................         16
    Stock Purchase Warrant...........................................................         18
    Registration Rights Agreement....................................................         18
  Description of the Purchase Agreement..............................................         19
    Purchase and Sale of Securities..................................................         19
    Conditions to Closing............................................................         19
    Representations and Warranties; Indemnification..................................         19
    Covenants........................................................................         20
    Conduct of Business Pending Closing..............................................         20
    Termination......................................................................         21
    Company Payments in the Event of Termination.....................................         21
  Effects of the Investment on the Company...........................................         21
    Use of Proceeds..................................................................         21
    Pro Forma Financial Effect.......................................................         22
    Percentage Ownership by Manor Healthcare After Closing...........................         24
  Changes to Company Management......................................................         24
    Board of Directors...............................................................         24
    Management Personnel.............................................................         25
    Post-Closing Covenants...........................................................         27
    Future Arrangements..............................................................         27
  Source of Funds....................................................................         27
  Information Concerning Manor Healthcare............................................         27
PROPOSAL 1 -- APPROVAL OF PURCHASE AGREEMENT.........................................         29
  Reasons for Approval...............................................................         29
  Control Share Acquisition Act Approval.............................................         29
  Required Vote......................................................................         29
PROPOSAL 2 -- AMENDMENT TO ARTICLES OF INCORPORATION.................................         30
  Reasons for the Amendment..........................................................         30
  Required Vote......................................................................         30
PROPOSAL 3 -- AMENDMENT OF STOCK OPTION PLANS........................................         31
  Reasons for the Amendments.........................................................         31
  Summary of the Plans...............................................................         32
  Grants of Options..................................................................         33
  Federal Income Tax Treatment.......................................................         33
  Required Vote......................................................................         33
STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING........................................         34
OTHER MATTERS........................................................................         34
APPENDIX I -- Securities Purchase and Sale Agreement dated as of May 2, 1995 between
                In Home Health, Inc. and Manor Healthcare Corp. .....................
APPENDIX II -- Certificate of Designation for Series A Preferred Stock...............
APPENDIX III -- Opinion of Hambrecht & Quist LLC.....................................
APPENDIX IV -- Manor Healthcare Corp. Information Statement..........................

                                    SUMMARY

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS CONTAINED IN THIS PROXY STATEMENT, THE APPENDICES HERETO AND DOCUMENTS REFERRED TO HEREIN.

PARTIES TO THE PURCHASE AGREEMENT:
In Home Health, Inc. ..............  In  Home  Health, Inc.,  a Minnesota  corporation (the
                                     "Company"), provides health  care services to  clients
                                     of  all ages in their homes. Since its organization in
                                     1984, the  Company  has  grown to  41  offices  in  19
                                     geographic  markets throughout the  United States. The
                                     Company provides a variety  of services which  include
                                     skilled   nursing,   infusion  therapy   and  hospice,
                                     rehabilitation and personal care.
                                     The Company's executive offices are located at Carlson
                                     Center, Suite 500, 601 Lakeshore Parkway,  Minnetonka,
                                     Minnesota 55305-5214 and its telephone number is (612)
                                     449-7500.
Manor Healthcare Corp. ............  Manor Healthcare Corp., a Delaware corporation ("Manor
                                     Healthcare"),  is a subsidiary of  Manor Care, Inc., a
                                     publicly-held corporation  with consolidated  revenues
                                     of $1.2 billion in its fiscal year ended May 31, 1994,
                                     of  which  approximately 79%  was derived  from health
                                     care related services. Manor Healthcare owns, operates
                                     or manages 172 nursing  centers (including 10  medical
                                     and  physical rehabilitation  centers and  15 assisted
                                     living centers)  which provide  high acuity  services,
                                     skilled   nursing  care,  intermediate  nursing  care,
                                     custodial   care   and   assisted   living   services,
                                     principally  for residents  over the age  of 65. Manor
                                     Healthcare also owns  approximately 82.3% of  Vitalink
                                     Pharmacy   Services,  Inc.,  a   public  company  that
                                     operates 17 institutional  pharmacies in five  states.
                                     Manor  Healthcare also owns and operates an acute care
                                     general hospital and  five nursing assistant  training
                                     schools.
                                     Manor  Healthcare's nursing  centers generally provide
                                     five types  of  services:  high  acuity  services  for
                                     persons  who  require  complex  medical  and  physical
                                     rehabilitation  services;  skilled  nursing  care  for
                                     persons   who   require  24   hour-a-day  professional
                                     services of  a registered  nurse or  a licensed  prac-
                                     tical  nurse;  intermediate care  for  persons needing
                                     less  intensive  nursing  care;  custodial  care   for
                                     persons  needing a minimum level of care; and assisted
                                     living  for  persons  needing  some  supervision   and
                                     assistance with personal care.
                                     Substantially   all  of   Manor  Healthcare's  nursing
                                     centers are  currently certified  to receive  benefits
                                     provided    under   Medicare    and   under   programs
                                     administered by the various states to provide  medical
                                     assistance  to  the  medically  indigent ("Medicaid").
                                     However,  Manor  Healthcare  attempts  to  locate  and
                                     operate  its nursing  centers in a  manner designed to
                                     attract patients who  pay directly  to the  facilities
                                     for services

                                     without  benefit of any government assistance program.
                                     Patients seeking the services  of the nursing  centers
                                     come  from a  variety of  sources and  are principally
                                     referred by hospitals and physicians.
                                     Manor Healthcare's  principal  executive  offices  are
                                     located   at  10750  Columbia   Pike,  Silver  Spring,
                                     Maryland 20901  and  its  telephone  number  is  (301)
                                     681-9400.
SPECIAL MEETING OF THE COMPANY STOCKHOLDERS:
Time, Date and Place...............  The Special Meeting will be held at [TIME], local time on [DATE] at [LOCATION]
Purpose of Special Meeting.........  The  purpose of the Special Meeting is to consider and vote upon  three  related proposals  (the  "Investment
                                     Proposals"):
                                     (1)  The first  proposal is to  approve the Securities
                                     Purchase and Sale  Agreement dated as  of May 2,  1995
                                     between   the  Company   and  Manor   Healthcare  (the
                                     "Purchase Agreement"), attached hereto as Appendix  I,
                                     and  the  transactions  on  the  part  of  the Company
                                     thereunder. The  Purchase  Agreement provides  for  an
                                     investment  of  approximately $41.9  million  by Manor
                                     Healthcare  in  various  securities  of  the   Company
                                     including  Series  A  Preferred Stock,  a  Warrant and
                                     Common Stock  of  the Company,  as  set forth  in  the
                                     Purchase Agreement and summarized in this Proxy State-
                                     ment (the "Investment"). See "Proposal One -- Approval
                                     of Purchase Agreement."
                                     (2) The second proposal is an amendment to Article III
                                     of  the Articles  of Incorporation  of the  Company to
                                     make it clear that any  series of preferred stock  may
                                     have  voting rights equal  to the number  of shares of
                                     Common Stock into  which the shares  of the  preferred
                                     stock  are convertible. See "Proposal Two -- Amendment
                                     to Articles of Incorporation."
                                     (3) The third proposal is to approve amendments to the
                                     Company's 1987  and 1995  Stock Option  Plans to:  (i)
                                     provide  that the options of non-employee directors of
                                     the Company will vest upon a change in control of  the
                                     Company;  (ii) increase the total  number of shares of
                                     Common Stock  available under  the 1995  Stock  Option
                                     Plan  from 650,000 to 1,300,000 in order to permit the
                                     granting of options for an aggregate 650,000 shares to
                                     five officers or  employees of the  Company as of  the
                                     closing   of  the  transactions  contemplated  by  the
                                     Purchase  Agreement;  and  (iii)  impose  a  limit  of
                                     300,000  shares that can be  issued to any participant
                                     under  each   Plan  during   any  fiscal   year.   See
                                     "Investment Proposals -- Changes to Company Management
                                     --   Management  Personnel"  and  "Proposal  Three  --
                                     Amendment of Stock Option Plans."
                                     Approval of each Investment Proposal is contingent  on
                                     the  approval of all  Investment Proposals. Unless all
                                     Investment  Proposals  are  approved  at  the  Special
                                     Meeting,  and certain other  conditions to closing are
                                     met,  including   the  successful   completion  of   a
                                     self-tender   offer  by  the   Company,  none  of  the

                                     Proposals  will  be  effected  by  the  Company.   See
                                     "Investment  Proposals -- Description  of the Purchase
                                     Agreement -- Conditions to Closing."
Record Date........................  Only holders  of  record  of shares  of  Common  Stock outstanding  as of  the close  of business  on [RECORD
                                     DATE], 1995 (the "Record Date") are entitled to notice
                                     of and to vote at the Special Meeting.
Vote Required for Approval.........  Approval of Proposal One will require the  affirmative vote  of (i) a majority of  the shares of Common Stock
                                     outstanding on the Record Date, and (ii) a majority of
                                     such  outstanding  shares  excluding  those  held   by
                                     officers  and directors of  the Company. See "Proposal
                                     One --  Approval  of Purchase  Agreement  --  Required
                                     Vote."  Approval  of  Proposal  Two  will  require the
                                     affirmative vote of a majority of the shares of Common
                                     Stock outstanding on  the Record  Date. See  "Proposal
                                     Two  --  Amendment  to  Articles  of  Incorporation --
                                     Required  Vote."  Approval  of  Proposal  Three   will
                                     require  the affirmative vote of a majority of all the
                                     votes present  and entitled  to  vote at  the  Special
                                     Meeting.  See  "Proposal Three  -- Amendment  of Stock
                                     Option Plans -- Required Vote."
Opinion of Financial Advisor
 Regarding the Investment..........  The Company's  financial  advisor, Hambrecht  &  Quist
                                     LLC, has rendered an opinion to the Board of Directors
                                     of  the Company that  the transactions contemplated by
                                     the Purchase  Agreement  are fair,  from  a  financial
                                     point  of view,  to the Company  and its stockholders.
                                     See "Investment  Proposals  --  Opinion  of  Financial
                                     Advisor"  and  the opinion  of  Hambrecht &  Quist LLC
                                     attached hereto as Appendix III.
Board Recommendation...............  THE BOARD  OF  DIRECTORS OF  THE  COMPANY  UNANIMOUSLY
                                     RECOMMENDS APPROVAL OF THE INVESTMENT PROPOSALS.
TERMS OF THE INVESTMENT:
Company Self-Tender Offer; Common
 Stock Investment by Manor
 Healthcare........................  As  part  of  the  Investment,  Manor  Healthcare will purchase for $3.40  per share approximately  6,440,000
                                     shares  of Common Stock. This purchase of Common Stock
                                     will be  made  concurrently  with  the  closing  of  a
                                     self-tender  offer by the Company  for the same number
                                     of  shares  at  $3.40  per  share  (the   "Self-Tender
                                     Offer"),  which will be funded  out of the proceeds of
                                     the purchase  by Manor  Healthcare. The  terms of  the
                                     Self-Tender  Offer  are  described in  a  Tender Offer
                                     Statement dated           , 1995, being mailed to  the
                                     stockholders  of  the  Company  on  or  about [MAILING
                                     DATE].
Investment in Series A Preferred
 Stock.............................  As part  of  the  Investment,  Manor  Healthcare  will purchase  200,000 shares  of Series  A Preferred Stock
                                     for $20  million cash.  The Series  A Preferred  Stock
                                     pays  cumulative dividends at a rate of 12%, which are
                                     payable, at the Company's

                                     option, in  cash or  in shares  of Common  Stock.  The
                                     Preferred  Stock is convertible into 10,000,000 shares
                                     of Common Stock  subject to anti-dilution  adjustment.
                                     The  Series A Preferred Stock  votes together with the
                                     Common Stock as  if the Series  A Preferred Stock  had
                                     been  fully converted.  Thus, each  share of  Series A
                                     Preferred Stock initially has 50 votes.
Warrant............................  As part  of  the  Investment,  Manor  Healthcare  will
                                     receive   a  three-year  Warrant  to  purchase  up  to
                                     6,000,000 shares of Common Stock of the Company at  an
                                     exercise price of $3.75 per share (the "Warrant").
EFFECTS ON THE COMPANY:
Ownership by Manor Healthcare in
 the Company.......................  Upon  consummation of the transactions contemplated by the Purchase Agreement, Manor Healthcare will directly
                                     own  approximately  6,440,000  shares  of  the  Common
                                     Stock,  200,000 shares of the Series A Preferred Stock
                                     and a Warrant to acquire up to an additional 6,000,000
                                     shares of  the  Common  Stock of  the  Company.  Manor
                                     Healthcare  would then own shares having approximately
                                     63% of  the  Company's total  voting  power.  Assuming
                                     complete  exercise  of the  Warrant,  Manor Healthcare
                                     would  hold   approximately  70%   of  the   Company's
                                     outstanding voting power.
Post-Closing Operations............  Manor  Healthcare has agreed that,  for a period of at least two years following the closing of the  Purchase
                                     Agreement:  the Company's  corporate headquarters will
                                     be   maintained   in   the   Minneapolis,    Minnesota
                                     metropolitan   area   (unless   otherwise  unanimously
                                     approved by  the Company's  Board of  Directors);  the
                                     Common  Stock  of  the  Company  will  continue  to be
                                     publicly traded;  and  the Company  will  continue  to
                                     operate in the lines of business in which it currently
                                     engages.
Effects on Management of the
 Company...........................  Upon  consummation of the  Investment, the conditional resignations of  two  directors  of  the  Company  (S.
                                     Marcus  Finkle  and  Sheldon  Lieberbaum)  will become
                                     effective and the Company's Board of Directors will be
                                     expanded to  seven members,  four of  which have  been
                                     designated  by  Manor Healthcare,  as  described under
                                     "Investment   Proposals   --   Changes   to    Company
                                     Management."  At the same time Mark Gildea, an officer
                                     of  Manor  Healthcare,  will  become  Chief  Executive
                                     Officer and a director of the Company. Judy Figge will
                                     continue as President and will be named as Chairperson
                                     of  the Board of  Directors of the  Company. Ms. Figge
                                     and  Kenneth  Figge,  the  Company's  Executive   Vice
                                     President  and Chief  Financial Officer,  will each be
                                     employed  by   the   Company  pursuant   to   two-year
                                     employment  agreements. Ms.  Figge and  Mr. Figge will
                                     continue  as  members  of   the  Company's  Board   of
                                     Directors.  James Lynn,  who is  also a  member of the
                                     Board  of  Directors,  will  be  offered  a   two-year
                                     employment agreement. Cathy Reeves, the Company's Vice

                                     President  of  Operations,  and  Margaret  Maxon,  the
                                     Company's Vice President  of Customer Relations,  will
                                     each  be offered one-year employment agreements by the
                                     Company.  See  "Investment  Proposals  --  Changes  to
                                     Company Management -- Management Personnel."
CLOSING:
Conditions to Closing..............  Consummation  of  the Investment  and  the Self-Tender
                                     Offer  by  the   Company  is   conditioned  upon   the
                                     fulfillment  of  certain conditions  set forth  in the
                                     Purchase Agreement.  These include  completion of  the
                                     Self-Tender  Offer by the Company pursuant to which at
                                     least 5,635,000 shares of Common Stock shall have been
                                     tendered and accepted  for purchase,  approval of  the
                                     Investment  Proposals  at  the  Special  Meeting,  the
                                     completion of requirements under the Hart-Scott-Rodino
                                     Antitrust Improvements  Act  of 1976,  the  continuing
                                     accuracy of the representations of the parties made in
                                     the   Purchase  Agreement,  the   performance  of  the
                                     obligations  of   each   party  under   the   Purchase
                                     Agreement,  and the  absence of  threatened or pending
                                     litigation challenging the  transaction. The  Purchase
                                     Agreement  may  be terminated  prior  to closing  in a
                                     number of  circumstances:  by mutual  consent  of  the
                                     Company  and Manor  Healthcare; if  the transaction is
                                     not completed by September  15, 1995; if any  required
                                     regulatory  approval is denied  or if any governmental
                                     entity enjoins or prohibits  the consummation; if  the
                                     stockholders  of  the  Company  fail  to  approve  the
                                     Purchase Agreement; or if a party materially  breaches
                                     the  Purchase Agreement and does  not cure such breach
                                     within 10 business days after receipt of proper notice
                                     of  such   breach.   See  "Investment   Proposals   --
                                     Description of the Purchase Agreement."
Closing Date.......................  The  Closing  is expected  to  be held  on  the second business day following the  satisfaction or waiver  of
                                     all  of  the conditions  to Closing,  unless otherwise
                                     agreed.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

    Only holders of record of the Company's Common Stock, par value $.01 (the "Common Stock"), at the close of business on [RECORD DATE] (the "Record Date") are entitled to vote at the Special Meeting. As of the close of business on [RECORD DATE], there were outstanding 16,102,105 shares of Common Stock. Such shares are each entitled to one vote.

    The following table presents information provided to the Company as to the beneficial ownership of the Common Stock as of [RECORD DATE] by persons known to the Company to hold 5% or more of such stock and by all directors and executive officers as of the end of the last fiscal year and by all current directors and executive officers as a group. All shares represent sole voting and investment power, unless indicated to the contrary. Some officers and directors of the Company may tender all or a portion of their shares in connection with the Self-Tender Offer.

                                AMOUNT AND NATURE
       NAME AND ADDRESS           OF BENEFICIAL     PERCENT OF
     OF BENEFICIAL OWNER            OWNERSHIP         SHARES
- ------------------------------  ------------------  -----------
Judy M. Figge (1)(2)(3)              652,172(4)(5)        4.0%
Kenneth J. Figge (2)(3)              406,150(4)(5)        2.5%
S. Marcus Finkle (2)                 134,100(5)          *
Sheldon Lieberbaum (2)                34,100(5)          *
James J. Lynn (2)                     70,860(5)          *
Cathy R. Reeves (3)                   72,869(5)          *
Harry W. Alcorn, Jr. (3)              32,500(5)          *
Wesley N. Perry (3)                   41,874             *
All Current Directors and
 Executive Officers as a Group
 (7 persons)                       1,390,216(5)           8.5%

- ------------------------
 *   Less than one percent

(1) Ms. Figge's business address is Carlson Center, Suite 500, 601 Lakeshore Parkway, Minnetonka, Minnesota 55305-5214.

(2)  Director of the Company.

(3) Executive officer named in Summary Compensation Table of the proxy statement for the Company's 1995 Annual Meeting. Mr. Perry resigned as an officer in November of 1994.

(4) Kenneth J. Figge is the husband of Judy M. Figge. Their respective holdings of Company Common Stock listed above do not reflect the other's holdings, as each of Ms. Figge and Mr. Figge disclaim beneficial ownership of the other's shares of Company Common Stock.

(5) Includes 85,500 shares for Ms. Figge, 52,300 shares for Mr. Figge, 14,100 shares for each of Messrs. Finkle and Lieberbaum, 44,100 shares for Mr. Lynn, 54,500 shares for Ms. Reeves, 32,500 shares for Mr. Alcorn and 284,150 shares for all current directors and officers as a group which may be acquired within sixty days upon exercise of outstanding stock options. Does not include options to purchase 300,000 shares to be granted to Ms. Figge, 200,000 shares to be granted to Mr. Figge, and 50,000 shares to be granted to each of Mr. Lynn, Ms. Reeves and Margaret Maxon, effective upon closing of the Purchase Agreement. Also does not include an additional 20,900 shares for each of Messrs. Finkle and Lieberbaum that will become exercisable upon the approval of Proposal Three at the Special Meeting.

                              INVESTMENT PROPOSALS

    CERTAIN ASPECTS OF THE INVESTMENT PROPOSALS ARE SUMMARIZED BELOW. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PURCHASE AGREEMENT AND OTHER APPENDICES TO THIS PROXY STATEMENT, EACH OF WHICH IS HEREBY INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS ARE URGED TO READ THE APPENDICES TO THIS PROXY STATEMENT IN THEIR ENTIRETY.

    THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE MEETING, ALL INVESTMENT PROPOSALS WILL BE DEEMED TO HAVE BEEN REJECTED BY THE STOCKHOLDERS.

BACKGROUND OF THE INVESTMENT PROPOSALS

    The background of the proposed Purchase Agreement with Manor Healthcare involves the Company's participation in the Medicare program, which accounted for 74%, 73% and 68% of the Company's revenues in its fiscal years ended September 30, 1994, 1993 and 1992, respectively. While these percentages are higher than the Company would prefer, the Company has not been able to reduce the relative proportion of its Medicare business because of the very high percentage of home health service recipients who are Medicare beneficiaries and the impracticality of refusing Medicare patients referred to the Company by valued referral sources.

    The Medicare program's method for paying for home health services, unlike that for inpatient hospital services, is based on cost reimbursement. Under this system, the Medicare program pays the portion of the provider's costs which it believes are allowable under Medicare regulations and not in excess of certain ceilings. Thus for a significant portion of its overall business, namely the Medicare portion, the Company cannot establish in advance a price for a particular service or services. Instead, to recognize revenue under the Medicare program, the Company keeps detailed accounting records as to its costs and each fiscal year submits a cost report, based on incurred expenses believed to be reimbursable, to one of the fiscal intermediaries (typically members of the Blue Cross Association or insurance companies) who administer the Medicare program for home health services. Pursuant to generally accepted accounting principles, the Company recognizes revenue for services to Medicare beneficiaries at the time it provides the services and incurs the costs that it believes are reimbursable.

    The cost reports submitted by home health providers to the Medicare fiscal intermediaries are subject to audit and retroactive adjustment or disallowance, and these procedures often occur years after the cost report was filed. If the fiscal intermediary believes that the provider has been overpaid, the amount of the alleged overpayment is setoff from undisputed payments owed to the provider for subsequent years. While the provider has the right to an administrative appeal, these appeals often take years to be heard.

    While the Company (and to its knowledge, many other providers of home health services) have always had some disputes concerning Medicare reimbursement, beginning in fiscal 1993 the magnitude of these disputes began to increase. This in turn has forced the Company to curtail its growth and to establish reserves which have substantially eroded the Company's profitability.

    During fiscal 1993 and 1994 the Company's Board of Directors became progressively more concerned about the reductions in the Company's profitability and in its cash and working capital due to Medicare disputes, and ultimately concluded that the Company should consider additional financing, a strategic partnership or a sale of the Company. The Board of Directors was also concerned that to remain competitive in the face of the continuing integration of the health care industry it might be advantageous for the Company to enter into some form of partnership or alliance to broaden the scope of services it could offer.

    The Board authorized the Company to enter into a financial advisory agreement with Hambrecht & Quist LLC ("Hambrecht & Quist") on September 19, 1994 to investigate these alternatives and on September 21, 1994 the Company issued a press release to publicly announce the retention of Hambrecht & Quist. The Company also separately continued very preliminary discussions which had taken place over an extended period of time with an integrated health care company.

    The announcement of the retention of Hambrecht & Quist led to several preliminary inquiries concerning the possibility of some form of transaction with the Company. Ultimately eleven entities entered into confidentiality agreements in order to obtain nonpublic information concerning the Company or to conduct varying degrees of "due diligence" inquiries. In March 1995 nonbinding "indication of interest" letters were received from two companies other than Manor Healthcare, both of which already had a substantial presence in the home health industry. One of these firms proposed discussions concerning an acquisition of all the Company's outstanding Common Stock for $2.65 per share in cash, and the other proposed discussion of an acquisition of all outstanding Common Stock for a price in the $2.75 to $3.25 per share range, payable entirely in the form of stock of the acquiring entity.

    In March an indication of interest was also received from Manor Healthcare, and this led to a presentation by Manor Healthcare representatives to the Company's Board of Directors on April 5, 1995. The Board of Directors concluded from this presentation that there might be a good strategic fit between Manor Healthcare and the Company for several reasons. Manor Healthcare was not providing home health services and was anxious to enter that field to complement its existing business. The Company's Board of Directors believed that this might lead Manor Healthcare to be willing to provide more value to Company stockholders than would a firm that was already in the industry and simply seeking to increase its market share. Manor Healthcare's parent corporation was well established and had a strong balance sheet. It also was interested in a strategic partnership, rather than a complete acquisition. The Company's Board of Directors found this attractive in that it might allow both liquidity for the Company's stockholders who wished to sell all or a portion of their shares and a continued investment opportunity in a potentially stronger Company for those who continue as Company stockholders. Thus the Company's Board of Directors decided to pursue further discussions with Manor Healthcare's representatives.

    On April 18, 19 and 20 representatives of the Company and Manor Healthcare met in New York City to continue negotiations concerning a possible transaction. On April 24, 1995 the Company's Board of Directors met in Minneapolis to review the status of the negotiations and outstanding issues. A representative of Hambrecht & Quist participated in these discussions. At that meeting the Board appointed a Special Committee consisting of S. Marcus Finkle and Sheldon Lieberbaum (the Company's two non-employee directors) to be ready to evaluate any definitive offer. The Company was advised that the Board of Directors of Manor Healthcare's parent corporation met later that week on April 27, 1995 and approved making an offer to the Company.

    The Special Committee of the Company's Board of Directors met by conference telephone call on Monday, May 1, 1995 to discuss Manor Healthcare's now definitive proposal and to consult with a representative of Hambrecht & Quist. There was considerable discussion and Hambrecht & Quist orally opined that the proposed transaction was fair to the Company and its stockholders from a financial point of view. The Special Committee unanimously resolved to approve the proposed transaction and recommend it to the Company's Board of Directors.

    On May 2, 1995 the Company's Board of Directors met in Minneapolis (with Messrs. Finkle and Lieberbaum participating by telephone conference call) and unanimously approved the proposed transaction and the Purchase Agreement. Later that day the Purchase Agreement was signed. The conditional employment agreements of Mr. Figge and Mr. Figge and conditional resignations of Mr. Finkle and Mr. Lieberbaum (all of which become effective only if and when the Purchase Agreement is closed) were also executed on May 2, 1995 as required by the Purchase Agreement.

REASONS FOR THE PURCHASE AGREEMENT TRANSACTIONS

    The reasons for the Company's Board of Directors authorizing the Purchase Agreement and proposed transactions thereunder and recommending them to the Company's stockholders include the following:

        (i) the proposed transactions would provide substantial new cash and working capital to the Company which, among other things, should allow it to grow more quickly;

        (ii) the proposed transactions would provide a means for stockholders who wish to sell all or a portion of their Company holdings to do so, in whole or in part, at a premium to recent market prices;

       (iii) the proposed transactions would bring the Company into a strategic relationship with a large and financially strong partner in a closely related segment of the health care industry, which the Board of Directors believes will give the Company opportunities to offer its services to a large group of new potential patients; and

       (iv) the proposed transactions would, in the opinion of the Board of Directors, strengthen the Company's general competitive position in the ongoing consolidation of the U.S. health care industry.

BOARD OF DIRECTORS RECOMMENDATIONS

    The Board of Directors has reviewed and considered the terms and conditions of the Investment Proposals and believes that the Investment Proposals are fair to, and are advisable and in the best interests of, the Company and its stockholders and has unanimously approved the Investment Proposals and unanimously recommends that stockholders vote for approval of the Investment Proposals. The Company's directors and executive officers (who currently hold Common Stock representing in the aggregate less than 10% of the Company's outstanding Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the close of business on the Record Date in favor of approval of the Investment Proposals.

    The Board of Directors, in recommending that the stockholders of the Company approve the Investment Proposals, considered the reasons outlined above and a number of factors, including (a) the current business and prospects of the Company, the financial and operational condition of the Company and the long-term strategy of the Company; (b) the substantial increase in the Company's available cash and access to capital that will occur as a result of Manor Healthcare's Investment and the resulting increased ability of the Company to take advantage of strategic opportunities which may be available from time to time and to generally strengthen its competitive position in the home health care services industry; (c) the terms of the Purchase Agreement and other documents relating to the Investment Proposals; (d) the extent of independence that the Company will retain following the consummation of the transactions contemplated by the Purchase Agreement; (e) the alternatives to Manor Healthcare's Investment in the Company, including alternative public or private financing and seeking an alternative investor; (f) the written opinion of Hambrecht and Quist to the effect that the consideration to be received by the Company in the Investment is fair to the Company and its stockholders from a financial point of view; (g) that the closing of the transactions contemplated by the Purchase Agreement is conditioned upon approval by the Company's stockholders of the Investment Proposals; (h) certain consequences that could result from the transactions contemplated by the Investment Proposals that are described below under "Effects of the Investment on the Company;" and (i) certain possible implications of the Company having a single controlling stockholder, including potential conflicts of interest and the potential discouraging effect on other transactions.

    THE BOARD OF DIRECTORS BELIEVES THAT THE INVESTMENT PROPOSALS ARE FAIR TO, AND ARE ADVISABLE AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE INVESTMENT PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE INVESTMENT PROPOSALS.

    The Board of Directors reserves its right, pursuant to the Purchase Agreement, to amend or waive the provisions of the Purchase Agreement and the other documents related thereto in all respects before or after approval of the Investment Proposals by the Company's stockholders. In addition, the Board of Directors reserves the right to terminate the Purchase Agreement in accordance with its terms notwithstanding stockholder approval.

OPINION OF FINANCIAL ADVISOR

    The Company engaged Hambrecht & Quist to act as its financial advisor in connection with the Company's review of strategic and financial planning matters. Hambrecht & Quist was subsequently engaged to render an opinion as to the fairness from a financial point of view of the Investment to the Company and its stockholders. Hambrecht & Quist undertook a presentation to the Special Committee of the Board of Directors on May 1, 1995 and to the entire Board of Directors on May 2, 1995 and rendered its oral opinion (subsequently confirmed in writing) that, as of such date, the Investment was fair to the holders of Common Stock from a financial point of view. For purposes of its opinion, Hambrecht & Quist defined the Investment as collectively: (i) the purchase by Manor Healthcare of an aggregate of approximately 6,440,000 shares of Common Stock for $3.40 per share in cash, (ii) the purchase by Manor Healthcare for $20 million of 200,000 shares of Series A Preferred Stock, which are convertible into an aggregate of 10,000,000 shares of Common Stock, and a three-year Warrant to purchase up to 6,000,000 shares of Common Stock at a purchase price of $3.75 per share, and (iii) the Self-Tender Offer by the Company for approximately 6,440,000 shares of Common Stock at a cash purchase price of $3.40 per share.

    A COPY OF HAMBRECHT & QUIST'S OPINION DATED MAY 2, 1995 WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, THE SCOPE AND LIMITATIONS OF THE REVIEW UNDERTAKEN AND THE PROCEDURES FOLLOWED BY HAMBRECHT & QUIST IS ATTACHED AS APPENDIX III TO THIS PROXY STATEMENT. THE COMPANY'S STOCKHOLDERS ARE ADVISED TO READ THE OPINION IN ITS ENTIRETY. No limitations were placed on Hambrecht & Quist by the Special Committee of the Board of Directors of the Company with respect to the investigation made or the procedures followed in preparing and rendering its opinion. Stockholders should note that the opinion was provided solely for the use of the Board of Directors of the Company in its evaluation of the Investment and was not on behalf of, and was not intended to confer rights or remedies upon Manor Healthcare, any security-holder of the Company or Manor Healthcare, or any person other than the Company's Board of Directors.

    In its review of the Investment, and in arriving at its opinion, Hambrecht & Quist, among other things, (i) reviewed the publicly available consolidated financial statements of the Company for recent years and interim periods to date and certain other relevant financial and operating data of the Company made available to Hambrecht & Quist from the internal records of the Company; (ii) discussed with certain members of the management of the Company the business, financial condition and prospects of the Company; (iii) reviewed certain financial and operating information, including certain projections provided by the management of the Company, relating to the Company, and discussed such projections with certain members of the management of the Company; (iv) reviewed publicly available consolidated financial statements of Manor Healthcare for recent years and interim periods to date; (v) discussed with certain members of the management of Manor Healthcare the business, financial condition and prospects of Manor Healthcare; (vi) reviewed the recent reported prices and trading activity for the Common Stock of the Company and Manor Care, Inc. and compared such information and certain financial information of the Company and Manor Care, Inc. with similar information for certain other companies engaged in businesses we considered comparable to those of the Company and Manor Healthcare; (vii) discussed with parties other than Manor Healthcare the possibility of a transaction or series of transactions involving a business combination with the Company; (viii) reviewed the terms, to the extent publicly available, of certain comparable transactions; (ix) reviewed the Purchase Agreement; and (x) performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as Hambrecht & Quist deemed relevant.

    Hambrecht & Quist did not assume any responsibility for independent verification of any of the information concerning the Company or Manor Healthcare considered in connection with its review of the Investment and, for purposes of its opinion, assumed and relied upon the accuracy and completeness of all such information. Hambrecht & Quist did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities of the Company or Manor Healthcare, nor did they conduct a physical inspection of the properties and facilities of the Company or Manor Healthcare. With respect to the financial forecasts and projections made available to Hambrecht & Quist and used in their analyses, Hambrecht & Quist assumed that they reflected the best currently available estimates and judgments of the expected future financial performance of the Company or Manor Healthcare. Hambrecht & Quist assumed that neither the Company nor Manor Healthcare was a party to any pending transactions, including external financings, recapitalizations or merger discussions, other than the Investment and those in the ordinary course of conducting their respective businesses. Hambrecht & Quist's opinion was necessarily based upon market, economic, financial and other conditions as they existed and could be evaluated as of the date of the opinion, and any change in such conditions would require a reevaluation of such opinion. Hambrecht & Quist expressed no opinion as to the price at which the Company's Common Stock would trade subsequent to the Closing.

    The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, in arriving at its opinion, Hambrecht & Quist did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. No company or transaction used in Hambrecht & Quist's analyses is identical to the Company, Manor Healthcare or the Investment. Accordingly, the analyses performed by Hambrecht & Quist were not purely mathematical; rather they involved complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values of the companies or company to which they are compared. Accordingly, Hambrecht & Quist believes that its analyses and the summary set forth below must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or of the summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the Hambrecht & Quist presentation to the Company's Board and its opinion. In performing its analyses, Hambrecht & Quist made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and Manor Healthcare (including the maintenance of government and private sector reimbursement practices and the absence of any macroeconomic dislocations as evidenced by unusually high unemployment or inflation). The analyses performed by Hambrecht & Quist (and summarized below) are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

    COMPARABLE PUBLIC COMPANY ANALYSIS. Hambrecht & Quist compared selected historical and projected financials, operating and stock market performance data of the Company to the corresponding data of certain publicly traded health services companies that Hambrecht & Quist considered comparable based on market value and strategic focus. Comparisons were analyzed for the following companies in the home healthcare business (the "Home Healthcare Group"): Abbey Healthcare Group, Inc., American HomePatient, Inc., Caretenders Health Corp., Homedco Group, Inc., Hooper Holmes, Inc., Interim Services, Inc., Lincare Holdings, Inc., Olsten Corp. Pediatric Services of America, Inc., Rotech Medical Corp., Staff Builders, Inc., and Transworld Home Healthcare, Inc. For each of the foregoing companies, Hambrecht & Quist analyzed the equity market value of each company as a multiple of last twelve months' net income, 1994 net income, 1995 estimated net income, and 1996 forecasted net income, and Hambrecht & Quist analyzed the enterprise value of each company (calculated as market equity value plus preferred stock and long-term debt minus cash)
as a multiple of each company's last twelve months' and latest quarter annualized revenues, EBIT (earnings before interest and taxes) and EBITDAR (earnings before interest, taxes, depreciation, amortization and rent). All multiples were based on closing stock prices on April 27, 1995. All forecasted data for such comparable companies were based on publicly-available independent estimates by selected investment banking firms. Specifically, the average last twelve months' net income multiple for the comparable companies implied an equity value for the Company of less than zero (in view of the Company's historic losses); the average 1994 net income multiple for the comparable companies implied an equity value for the Company of $5.8 million; the average 1995 net income multiple for the comparable companies implied an equity value for the Company of $35.9 million; and the average 1996 net income multiple for the comparable companies implied an equity value for the Company of $38.3 million. The average last twelve months' net revenue multiple implied an enterprise value for the Company of $203.0 million; the average annualized latest quarter net revenue multiple implied an enterprise value for the Company of $182.5 million; the average last twelve months' EBITDAR multiple implied an enterprise value for the Company of $82.2 million; the average annualized latest quarter EBITDAR multiple implied an enterprise value for the Company of $105.7 million; the average last twelve month's EBIT multiple implied an enterprise value for the Company of $21.6 million; the average annualized latest quarter EBIT multiple implied an enterprise value for the Company of $66.4 million. Hambrecht & Quist noted that the Company and the comparable companies tended to trade as a function of earnings in general and forecasted earnings in particular, thus making the revenue multiples a less reliable indicia of value. The foregoing implied values were compared with a valuation of the Company of approximately $55.2 million as implied by the self-tender price of $3.40 per share and a valuation of approximately $66.5 million as implied by the purchase by Manor Healthcare of 16.4 million shares (assuming conversion of the Series A Preferred Stock) of Common Stock for approximately $41.9 million. Hambrecht & Quist also noted that the 1995 estimated net income multiples implied a value of $2.22 per share of the Company's Common Stock based on management's estimates of the likely results for 1995; Hambrecht & Quist noted that the current trading price of the Company common stock represented a 24% premium to such implied value and the self-tender price represented a 53% premium to such implied value.

    SELECTED ACQUISITIONS ANALYSIS. Using publicly-available information, Hambrecht & Quist analyzed the purchase prices and transaction values (as equity value multiples of net income, tangible book value, cash flow from operations, and as enterprise value multiples of revenue, EBIT, EBDIT (earnings before depreciation, interest and taxes), and net operating assets) in the following selected completed and pending merger and acquisition transactions in the health services industry in 1994 and 1995: Lincare Holdings, Inc./Coram Healthcare Corp., Continental Medical Systems, Inc./Horizon Healthcare Corp., Diagnostek, Inc./Value Health, Inc., Abbey Healthcare Group, Inc./Homedco Group, Inc., Caremark, Inc. (infusion)/Coram Healthcare Corp., Hillhaven Corp./Horizon Healthcare Corp., Southern Health Management Corp./TheraTx, Inc., Mariner Health Group, Inc./Convalescent Services, Inc., Pharmacy Management Services, Inc./Beverly Enterprises, Inc., Advacare, Inc./ Medaphis Corp., Salick Health Care, Inc./Zeneca Group PLC, Medstat Group, Inc./Thomson Corp., American Medical Holdings Inc./National Medical Enterprises Inc., Healthtrust Inc./Columbia-HCA Healthcare Corp., CareNetwork Inc./Humana Inc., Relife, Inc./Healthsouth Rehabilitation Corp., Nichols Institute/Corning, Inc., GenCare Health Systems, Inc./United HealthCare Corp., Intergroup Healthcare Corp./Foundation Health Corp., Hallmark Healthcare Corp./Community Health Systems, Inc., Community Care Network, Inc./Value Health Inc., Allied Clinical Laboratories, Inc./National Health Laboratories Inc., Home Nutritional Services, Inc./W.R. Grace & Co., Ramsay-HMO Inc./ United HealthCare Corp., Providence Health Care Inc./The Multicare Companies, Inc., Coordinated Medical Services Inc./Healthsource, Inc., Complete Health Services Inc./United HealthCare Corp., T2 Medical, Inc./Coram Healthcare Inc., HealthInfusion, Inc./Coram Healthcare Inc., Curaflex Health Services, Inc./Coram Healthcare Inc., Medisys, Inc./Coram Healthcare Inc.,
Critical Care America, Inc./Caremark International Inc., TakeCare Inc./FHP International Corp., EPIC Healthcare Group, Inc./HealthTrust Inc., Pinnacle Care Corp./Mariner Health Group, Inc., and Mediplex Group Inc./Sun Healthcare Group, Inc. Specifically, the average last twelve months' net income multiple for the comparable transactions implied an equity value for the Company of less than zero (in view of the Company's historic losses); the average tangible book value multiple for the comparable transactions implied an equity value for the Company of $85.0 million; the average operating cash flow multiple for the comparable transactions implied an equity value for the Company of $16.1 million. The average last twelve months' net revenue multiple for comparable transactions implied an enterprise value for the Company of $203.0 million; the average last twelve months' EBITDA multiple for comparable transactions implied an enterprise value for the Company of $94.0 million; the average last twelve months' EBIT multiple for comparable transactions implied an enterprise value for the Company of $16.4 million; the average net operating asset multiple for comparable transactions implied an enterprise value for the Company of $92.0 million.

    PRIVATE PLACEMENT DISCOUNT ANALYSIS. Hambrecht & Quist reviewed publicly-available data regarding the private placement of equity securities by 31 publicly-traded companies in 1993 and 1994. It was noted that purchasers of such private placements typically acquired the securities at an average discount of 26% (before placement fees) to the public market price at the time of the purchase and that in many such transactions issuers had undertaken to provide freely-tradable securities to the purchasers within a short period of time. Hambrecht & Quist observed that it was unlikely that the Company would have been capable of privately placing $20 million of equity securities with typical institutional purchasers in any event, but if it were able to do so the foregoing data suggested that such equity would have to be freely-tradable in the near-term and have to be sold at a price ranging from $1.66 to $1.86 per share. This compared with the purchase price paid by Manor Healthcare of $2.00 per share (on an as-converted basis), which is a premium of 7% to 21% over such expected range.

    WARRANT VALUATION ANALYSIS. Hambrecht & Quist analyzed the Warrant to be purchased by Manor Healthcare. Under the Black-Scholes option valuation formula the value of a warrant for a single share of Common Stock would be from $0.37 to $1.02, depending on the measure which was used of the Company's Common Stock volatility. Thus under the Black-Scholes formula the value of the Warrant would range from $2.2 million to $6.1 million. Hambrecht & Quist observed that, since the Warrant would be less liquid than a typical freely tradeable option, its valuation would likely be lower than the Black-Scholes formula would indicate.

    STOCK TRADING HISTORY ANALYSIS. Hambrecht & Quist examined the history of the trading prices and volume of the shares of the Common Stock, and the relationship between movement in the prices of such shares and movements in certain stock indices and certain indices derived from the Home Healthcare Group during the period from April 28, 1994 to April 28, 1995. Such data was used to analyze the historical public market valuation of the Company as compared with the historic public market valuation of the companies comprising the Home Healthcare Group. At any given point in the period, such data indicated whether the Company's value was higher or lower relative to such blended indices. For such period, the Common Stock under-performed on a relative basis the public stocks comprising the Home Healthcare Group and the Nasdaq composite index. Similarly, Hambrecht & Quist examined the history of the trading prices and volume of the shares of the Common Stock of Manor Care, Inc., and the relationship between movement in the prices of such shares and movements in certain stock indices and certain indices derived from a compilation of comparable nursing and extended care companies (the "Nursing Group") during the period from April 28, 1994 to April 28, 1995. Hambrecht & Quist noted that Manor Care, Inc. had appreciated 23% from January 1, 1994 to April 17, 1995, as compared with an appreciation of 16% for the Nursing Group; the Company had appreciated 7% from January 1, 1994 to April 27, 1995, as compared with an appreciation of 75% for the Home Healthcare Group. Accordingly, Hambrecht & Quist observed that Manor Care, Inc. was operated in a fashion in which the public market valued it more than comparable companies and that the Investment may permit the Company to exploit certain management skills from Manor Healthcare for the benefit of its own stockholders.

    GENERAL.    The  foregoing description  of  Hambrecht &  Quist's  opinion is qualified in its entirety by reference to the full text of such opinion, which is attached at Appendix III to this Proxy Statement.

    Hambrecht & Quist, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate restructurings, strategic alliances, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Hambrecht & Quist may in the future provide additional investment banking or other financial advisory services to the Company.

    Pursuant to an engagement letter dated September 19, 1994, as supplemented by a letter dated May 31, 1995, the Company has agreed to pay Hambrecht & Quist a retainer of $60,000 and a fee (the "Fairness Opinion Fee") of $250,000 (paid in connection with the delivery of the Fairness Opinion). The Company has also agreed to pay Hambrecht & Quist a transaction fee (the "Transaction Fee") upon the Closing of the Purchase Agreement, of $950,000. The Fairness Opinion Fee shall be credited against the total Transaction Fee. In addition, pursuant to a Dealer Manager Agreement dated June , 1995, the Company has engaged Hambrecht & Quist to act as dealer manager in connection with the Self-Tender Offer and has agreed to pay Hambrecht & Quist a fee of $250,000 for such services. The Company has agreed to indemnify Hambrecht & Quist against certain liabilities, including liabilities under the federal securities laws or relating to or arising out of Hambrecht & Quist's engagement as financial advisor or services as dealer-manager and related matters. The Company has also agreed to pay Hambrecht & Quist a nonaccountable expense allowance of $250,000 in connection with its services related to the Investment and its fairness opinion and to reimburse certain accountable expenses related to its services as dealer-manager.

DESCRIPTION OF THE INVESTMENT BY MANOR HEALTHCARE

    COMMON STOCK INVESTMENT BY MANOR HEALTHCARE. Pursuant to the terms of the Purchase Agreement and as part of the Investment, Manor Healthcare will purchase for $3.40 per share approximately 6,440,000 shares of Common Stock for a total purchase price of approximately $21.9 million. The terms and conditions of the purchase are as set forth in the Purchase Agreement attached to this Proxy Statement as Appendix I.

    COMPANY SELF-TENDER OFFER. In connection with the Investment, the Company is conducting the Self-Tender Offer for approximately 6,440,000 shares of its Common Stock at an offering price of $3.40 per share. In the event that an amount of shares of Common Stock less than or greater than 6,440,000 shares are tendered in the Self-Tender Offer, the Company and Manor Healthcare will mutually determine whether the Company will accept for purchase such lesser number of shares or all or any portion of such greater number of shares. To the extent that the number of shares accepted for purchase in the Self-Tender Offer is greater than or less than 6,440,000 shares, the number of shares of Common Stock to be purchased by Manor Healthcare in the Investment will increase or decrease accordingly. The Company and Manor Healthcare have agreed that the tendering of at least 5,635,000 shares of Common Stock in the Self-Tender Offer will be sufficient to permit them to make the mutual determination to proceed with the completion of the Self-Tender Offer and the concurrent Closing of the Purchase Agreement. Some officers and directors of the Company may tender all or a portion of their shares in connection with the Self-Tender Offer. The Company's Self-Tender Offer will be funded out of the proceeds of the purchase of Common Stock by Manor Healthcare. The terms of the Self-Tender Offer are described in a Tender Offer Statement dated [DATE], 1995, being mailed to the stockholders of the Company on or about [DATE], 1995.

    PURCHASE OF SERIES A PREFERRED STOCK. The Company has authorized 1,000,000 shares of preferred stock, $1.00 par value per share, none of which is currently outstanding. Pursuant to the terms of the Purchase Agreement, Manor Healthcare will purchase 200,000 shares of the Series A Preferred Stock for a purchase price of $20 million. The Board of Directors of the Company has adopted a Certificate of Designation reserving 200,000 shares of the authorized preferred stock as Series A Preferred Stock. As a condition to the Closing of the Purchase Agreement, the Company will cause the Certificate of Designation to become effective. The rights and preferences of the Series A Preferred Stock are indicated below.

    RANK. With respect to the payment of dividends and the distribution of assets on liquidation, dissolution and winding up of the Company, the Series A Preferred Stock ranks senior to the Common Stock and on a parity with or senior to each other series of preferred stock thereafter issued by the Company.

    LIQUIDATION VALUE. The liquidation value of the Series A Preferred Stock is equal to $100 per share.

    DIVIDENDS. Holders of Series A Preferred Stock are entitled to receive when and as declared by the Board of Directors, cumulative dividends at the rate of 12% of the Liquidation Value per annum, per share, payable in equal quarterly payments on the business day preceding the last business day of each March, June, September and December (each, a "Quarterly Dividend Payment Date"), commencing with the first Quarterly Dividend Payment Date following the Closing. Dividends shall accrue on a daily basis and shall cumulate from the date of original issue of the Series A Preferred Stock. Accrued but unpaid dividends shall accrue as of the Quarterly Dividend Payment Date on which they first became payable and may be paid in the form of either cash or shares of common stock having a market value equal to the dividend amount. However, if any quarterly dividend, redemption payment, repurchase payment, or accrued and unpaid dividend payment due upon conversion of the Series A Preferred Stock is not paid when due, then the holders of the Series A Preferred Stock shall be entitled to additional dividends which shall accrue in respect of such payments at the rate of 12% of the Liquidation Value per annum, compounded quarterly and shall be added to such payments. No dividends may be paid to or declared or set aside for the benefit of holders of any class or series of stock ranking on a parity with the Series A Preferred Stock in the payment of dividends if at the time there shall be any current or accumulated cash dividends payable to the Series A Preferred Stock, unless at the same time a like proportionate dividend, pro rata based on the annual dividend rates of the Series A Preferred Stock and such parity stock, shall at the same time be paid to or declared and set aside for the benefit of holders of the Series A Preferred Stock entitled to receive such dividend.

    LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Company, holders of Series A Preferred Stock will be entitled to receive in preference to holders of any stock ranking junior to the Series A Preferred Stock, the Liquidation Value of $100 per share plus an amount equal to all accrued but unpaid dividends thereon on the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Company, such payment shall not have been made in full to the holders of all outstanding shares of Series A Preferred Stock, the holders of Series A Preferred Stock and all other classes or series of stock of the Company ranking on a parity therewith in the distribution of assets, shall share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled.

    VOTING RIGHTS. The holders of Series A Preferred Stock shall have, in addition to any voting rights provided by law, the right to vote as a single class with the Common Stock on an as-if-converted basis. The effect of this provision is that holders of Series A Preferred Stock will be entitled to cast 50 votes for each share of Series A Preferred Stock, subject to adjustment, as described below. The holders of shares of Series A Preferred Stock shall have the right to vote as a separate class on (i) all matters as to which the holders are entitled to vote under the Minnesota Business Corporation Act; (ii) any amendment, alteration or repeal of any provision of the Company's Articles of Incorporation or Certificate of Designation that would adversely affect the rights, powers or preferences of the Series A Preferred Stock; and (iii) any proposed creation of a class or series of preferred stock ranking on a parity with the Series A Preferred Stock as to dividends or on liquidation. Authorization of any of the foregoing actions requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock. In addition, the holders of shares of Series A Preferred Stock shall have the right to vote as a class with the holders of Common Stock on all matters as to which the holders of Common Stock are entitled to vote. The number of votes per share which the holders of Preferred Stock may cast shall be adjusted, upon any change in the Conversion Price as described below, to equal the number of shares of Common Stock into which it would then be convertible (whether or not such conversion is restricted or prohibited for any reason).

    CONVERSION. Each share of Series A Preferred Stock shall be convertible (subject to the anti-dilution provisions thereof) at any time at the option of the holder thereof, unless previously redeemed, into a number of shares of Common Stock of the Company calculated as described below, initially 50 shares. This conversion number shall be obtained by calculating (to the nearest 1/100 of a share) the number of shares of Series A Preferred Stock to be converted multiplied by a fraction, the numerator of which shall be equal to the Liquidation Value for each share of Series A Preferred Stock and the denominator of which shall be the Conversion Price (initially $2.00 per share of Common Stock), subject to adjustment and as defined in the Company's Certificate of Designation. If the Company shall default on the applicable payment date in the payment of any redemption or repurchase price, as the case may be, the right of conversion shall continue until the Series A Preferred Stock is redeemed or repurchased.

    The Series A Preferred Stock provides for adjustments upon the occurrence of certain events including, but not limited to, stock dividends, stock subdivisions or reclassifications or combinations, issuance of rights or warrants to holders of Common Stock generally entitling them to purchase Common Stock at a price less than the then-current market price thereof or distributions to holders of Common Stock generally of evidences of indebtedness or assets (other than those described in the preceding clause). In addition, upon the occurrence of any merger or combination or similar transaction, the Series A Preferred Stock is convertible into the consideration received by the holders of the Common Stock in such merger, combination or similar transaction.

    REDEMPTION PROVISIONS. The Series A Preferred Stock is not redeemable prior to the fifth anniversary date after issuance (the "Redemption Date"). On and after such date, the Series A Preferred Stock shall be redeemable in cash, at the option of the Company, in whole at any time or in part from time to time, upon no less than 30 days and no more than 60 days prior written notice by the Company to the holders thereof. Conversions shall be permitted until the close of business on the business day immediately preceding the Redemption Date. The redemption price for the Series A Preferred Stock is $100 per share, plus an amount equal to all accrued and unpaid dividends thereon.

    REPURCHASE PROVISIONS. The Series A Preferred Stock is not repurchasable prior to the fifth anniversary date after issuance (the "Repurchase Date"). On and after the Repurchase Date and unless such shares have been previously converted, the holders of the Series A Preferred Stock may require the Company to repurchase all or a portion of such holder's Series A Preferred Stock for cash, at the option of the Company, in whole at any time or in part from time to time, upon no less than 30 days and no more than 60 days prior written notice to the Company. Conversions of shares shall be permitted until the close of business on the business day immediately preceding the Repurchase Date. The repurchase price for the Series A Preferred Stock is $100 per share, plus an amount equal to all accrued and unpaid dividends thereon.

    No shares of Common Stock, preferred stock issued on a parity with the Series A Preferred Stock, or Series A Preferred Stock may be purchased, redeemed or otherwise acquired for value by the Company unless all dividends accrued on the Series A Preferred Stock shall have been paid or declared and funds for payment of the dividends set aside.

    STOCK PURCHASE WARRANT. Pursuant to the terms of the Purchase Agreement, the Company will issue to Manor Healthcare a three-year Common Stock Purchase Warrant allowing the holder to purchase up to 6,000,000 shares of Common Stock of the Company at an exercise price of $3.75 per share (the "Warrant"). The exercise price of the Warrant is subject to the same anti-dilution provisions as are applicable to the Series A Preferred Stock. See "Description of the Investment by Manor Healthcare -- Purchase of Series A Preferred Stock -- Conversion."

    REGISTRATION  RIGHTS AGREEMENT.  Pursuant to  the Purchase Agreement, on the
Closing Date the Company and Manor Healthcare will enter into a Registration Rights Agreement covering the securities being purchased by Manor Healthcare. Manor Healthcare will have the right to require the Company to use its best efforts to register under the Securities Act of 1933, at the Company's expense, all or any portion of the Common Stock, the Common Stock purchasable upon exercise of the Warrant, or the Common Stock into which the Series A Preferred Stock, directly or indirectly, is convertible ("Registrable Securities") for sale in an underwritten public offering. The Company will not be entitled to sell its securities in any such registration for its own account without the consent of Manor Healthcare. In addition, if the Company at any time seeks to register under the Securities Act of 1933 for sale to the public any of its securities, the Company must include, at Manor Healthcare's request, Manor Healthcare's Registrable Securities in the registration statement, subject to underwriter cutback provisions.

DESCRIPTION OF THE PURCHASE AGREEMENT

    PURCHASE AND SALE OF SECURITIES. The Purchase Agreement provides for Manor Healthcare to purchase approximately 6,440,000 shares of Common Stock, $.01 par value, of the Company, 200,000 shares of Series A Preferred Stock and the Warrant to purchase up to 6,000,000 additional shares of Common Stock of the Company. The aggregate purchase price for the Common Stock, the Warrant and the Series A Preferred Stock is approximately $41.9 million. Certain terms and conditions of the Purchase Agreement are summarized below. See "Description of the Investment by Manor Healthcare."

    CONDITIONS TO CLOSING. The Purchase Agreement contains certain conditions which must be met or waived prior to the Closing of the Purchase Agreement, including the following:

    CONSUMMATION OF THE COMPANY  SELF-TENDER OFFER.   The Company must  complete
the Self-Tender Offer to purchase at least 5,635,000 shares of Common Stock at a purchase price of $3.40 per share.

    COMPANY STOCKHOLDER APPROVAL. The stockholders of the Company are required to approve and adopt the Purchase Agreement and related Investment by Manor Healthcare, including the amendments to the Company's Articles of Incorporation and Stock Option Plans included herein as Proposals Two and Three, respectively.

    NO ORDER. There shall be no statute, rule, regulation or other restriction in effect promulgated by a governmental or regulatory authority or federal or state court of competent jurisdiction which would prohibit or otherwise limit the consummation of the transactions contemplated by the Purchase Agreement.

    AMENDMENT TO ARTICLES OF INCORPORATION. An amendment to the Articles of Incorporation of the Company effecting the amendment described herein as Proposal Two shall have been filed with the Minnesota Secretary of State, to become effective on the Closing Date.

    CONSENTS AND  PERMITS.    The  Company shall  have  obtained  all  necessary
consents, approvals and other authorizations required to effect the transactions contemplated by the Purchase Agreement.

    LENDER CONSENTS. Manor Healthcare and its parent company, Manor Care, Inc., must obtain waivers from their lenders under a certain Competitive Advance and Multi-Currency Revolving Credit Facility Agreement, dated as of November 30, 1994, as to (i) the applicability of the covenants in such agreement to the Company and (ii) any requirement that the Company provide a guaranty of the obligations under such agreement.

    REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement described above under "Registration Rights Agreement" shall have been executed.

    There can be no assurance that each of the conditions to the Closing will be satisfied or waived. If the Closing does not occur on or prior to the Closing Date, the Purchase Agreement will terminate without any action by the Company or Manor Healthcare. In the event one or more of these conditions are not met or waived, the Purchase Agreement may be terminated. See "Termination" below.

    REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION. The Purchase Agreement contains extensive representations and warranties given by the Company to Manor Healthcare, designed to provide Manor Healthcare with adequate and complete disclosure regarding such matters as the Company's participation in the Medicare and Medicaid programs, compliance with various laws and environmental matters, the accuracy of the Company's financial statements, payment of taxes by the Company and any pending or threatened litigation involving the Company, among other things. Under the terms of the Purchase Agreement, the representations and warranties contained therein will survive until December 31, 1996. The Company has agreed to indemnify Manor Healthcare and its affiliates from and against any losses they may suffer as a result of any breach of such representations or warranties or any material misstatement contained in this Proxy Statement or in documents delivered to stockholders in connection with the Self-Tender Offer (the "Tender Offer Documents") or material omission from this Proxy Statement or the Tender Offer Documents, provided that Manor Healthcare gives written notice to the Company of such a claim on or prior to December 31, 1996.

    COVENANTS. The Purchase Agreement contains certain covenants including the following:

    HART-SCOTT-RODINO FILING. The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") with respect to the transactions contemplated by the Purchase Agreement shall have expired or been terminated prior to Closing. To the extent applicable, the Company and Manor Healthcare shall make all filings and furnish all information required by the HSR Act with respect to the transactions contemplated by the Purchase Agreement and shall use their best efforts to obtain the early termination of the waiting period under the HSR Act provided that neither the Company nor Manor Healthcare shall be required to agree to dispose of or hold separate any portion of its business or assets.

    PRE-CLOSING ACTIVITIES. From and after the date of the Purchase Agreement until the Closing, the Company and Manor Healthcare shall act with good faith towards, and shall use their best efforts to consummate, the transactions contemplated by the Purchase Agreement, and neither the Company nor Manor Healthcare will take any action that would prohibit or impair its ability to consummate the transactions contemplated by the Purchase Agreement.

    ACQUISITION PROPOSALS. The Company has agreed in the Purchase Agreement that prior to the Closing neither the Company nor any of its officers, directors or employees will, and the Company will direct and use its best efforts to cause its employees, agents and representatives (including, without limitation, any consultant, financial advisor, attorney or accountant retained by the Company) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal or offer to stockholders, or make any public announcement regarding the same, with respect to (i) a tender offer or exchange offer for any securities of the Company; (ii) a merger, consolidation, business combination or similar transaction; (iii) any purchase, lease, exchange, pledge, mortgage, transfer or other disposition of at least 20% of the assets of, or any equity securities of, the Company (an "Acquisition Proposal") or engage in negotiations, provide information or discuss an Acquisition Proposal with any person, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal.

    Nothing contained in the Purchase Agreement, however, prohibits the Company and its directors from making to the stockholders any recommendation and related filing with the Securities Exchange Commission, as required by Rules 14d-9 and 14e-2 under the Securities Exchange Act of 1934, with respect to any tender offer, or from informing the stockholders of the Company in the proxy materials with respect to the meeting of stockholders called to consider the transactions contemplated by the Purchase Agreement of information that is material to the vote with respect to such transactions, or from changing or withdrawing the recommendation of the directors with respect to such transactions if the directors conclude that such change or withdrawal is required by their fiduciary duties (as determined in good faith by the Board of Directors of the Company upon the advice of counsel).

    CONDUCT OF BUSINESS PENDING CLOSING. The Company has agreed, among other things, that as and after the date of the Purchase Agreement and up to the date of Closing, the Company will use its best efforts to conduct its business in the ordinary course pursuant to ordinary business terms and consistent with past practice. The Company has further agreed that, without Manor Healthcare's prior written consent it will not, among other things: (i) sell, pledge, dispose of, lease or encumber any of its assets; (ii) amend its Articles of Incorporation or bylaws; (iii) split, combine or reclassify its shares or declare any dividends on its capital stock;
(iv) redeem any of its own shares (other than pursuant to the Self-Tender Offer); (v) effect any plan of liquidation, dissolution, merger, recapitalization or other reorganization; or (vi) create or otherwise acquire or fund any new subsidiary. The Company has also agreed that it will not: (i) issue, pledge or dispose of any shares of capital stock (except for shares issuable upon the exercise of outstanding options), or issue any additional options, warrants or rights to purchase shares of its capital stock; (ii) acquire or invest in another business; (iii) incur any indebtedness, either directly or through the guaranty of the debt of others; (iv) effect any change in its capitalization; (v) change any assumption underlying, or method of calculating, any bad debt, contingencies, provisions or other reserves; (vi) pay, discharge or satisfy any claims, liabilities or obligations or collect, accelerate the collection of, any amounts owed, other than in the ordinary course of business; (vii) waive, release or transfer any rights of value or modify or change in any material respect an existing license, lease, contract or other document; or (viii) make any tax election or settle or compromise any income or other tax liability. Moreover, the Company may not effect any change in any form of employee benefit plan or other benefits granted to its employees or former employees, except for increasing the compensation or fringe benefits of non-officer employees in the ordinary course of business and consistent with past practice or as otherwise required by law.

    TERMINATION. At any time prior to the Closing, the Purchase Agreement and the transactions contemplated thereby may be terminated (i) by mutual written agreement of the Company and Manor Healthcare; (ii) if the Closing shall not have been consummated on or before September 15, 1995; (iii) if any law, regulation or non-appealable final order or judgment is effected that makes consummation of the transactions contemplated by the Purchase Agreement illegal or otherwise prohibited; (iv) if the Company's stockholders fail to approve the Purchase Agreement; (v) by Manor Healthcare upon certain material breaches or defaults by the Company; or (vi) by the Company upon certain material breaches or defaults by Manor Healthcare.

    COMPANY PAYMENTS IN THE EVENT OF TERMINATION. The Company has agreed to pay Manor Healthcare $1,300,000 for Manor Healthcare's costs associated with entering into the Purchase Agreement in the event the Purchase Agreement is terminated (a) by Manor Healthcare due to (i) a breach by the Company of its "no-shop" or conduct of business obligations of Sections 7.9 and 7.13 of the Purchase Agreement; (ii) a willful breach by the Company of the Purchase Agreement which is not cured within 10 days after notice thereof from Manor Healthcare; (iii) withdrawal or modification of certain documents delivered to Manor Healthcare prior to execution of the Purchase Agreement, including the resignation letters submitted by Messrs. Finkle and Lieberbaum, the resolutions adopted by the Company's Board of Directors approving the Purchase Agreement and the Investment and a legal opinion delivered by Lindquist & Vennum P.L.L.P. as to the effect of certain aspects of the Minnesota Business Corporation Act on the Investment; (iv) withdrawal or modification of the Board of Directors' approval or recommendation of the Purchase Agreement, the Investment or related transactions; (v) withdrawal or modification by the Special Committee of the Board of Directors of its approval of the Purchase Agreement, the Investment or related transactions; or (vi) a recommendation of the Board of Directors to its stockholders to accept an Acquisition Proposal or a failure by the Company's Board of Directors to recommend to its stockholders that they not tender shares into any such Acquisition Proposal, or the acquisition by any person other than Manor Healthcare or its affiliates of the right to acquire beneficial ownership of 20% or more of the Company's outstanding Common Stock; or (b) by the Company if its Board of Directors fails to make or withdraws its recommendation that stockholders approve the Purchase Agreement if there is an Acquisition Proposal at such time or if the Board recommends that its stockholders accept or approve an Acquisition Proposal.

EFFECTS OF THE INVESTMENT ON THE COMPANY

    USE OF PROCEEDS. On the date of the initial purchase of the Company's Common Stock and Series A Preferred Stock under the Purchase Agreement (the "Closing"), the Company will receive approximately $41.9 million in cash from Manor Healthcare in consideration for the issuance to

Manor Healthcare of approximately 6,440,000 shares of Common Stock, 200,000 shares of Series A Preferred Stock, and a three-year Warrant to purchase up to 6,000,000 additional shares of Common Stock for $3.75 per share. Substantially all of the proceeds from the sale of the Common Stock will be used to fund the Self-Tender Offer. The $20 million in proceeds from the issuance of the Series A Preferred Stock and the Warrant, net of the transaction expenses (such net proceeds are referred to herein as the "Transaction Proceeds"), will be invested in interest bearing securities pending application as described below. Expenses of the transaction, to be borne by the Company, are estimated to be $2 million.

    The Transaction Proceeds will be available to the Company for general corporate purposes. The Company anticipates that it will principally utilize the Transaction Proceeds to invest in the expansion of Company operations into the eight geographic areas where Manor Healthcare is present and the Company is not and to finance the Company's continued operations. Except as described above, the Company does not currently have any commitments or understandings regarding the use of the Transaction Proceeds.

    There can be no assurance that the Company will be successful in its efforts to utilize the Transaction Proceeds in a manner that contributes to the profitable growth of the Company's business or that the Transaction Proceeds will not be used in such a way as to dilute the per share earnings or equity of the Company after giving effect to the purchase of shares of Series A Preferred Stock by Manor Healthcare. See "Investment Proposals -- Purchase of Series A Preferred Stock -- Repurchase Provisions."

    PRO FORMA FINANCIAL EFFECT. The Investment will have the effect of increasing the Company's cash and equity (net of estimated transaction expenses) by approximately $18 million. The investment of this cash is expected to also increase the Company's interest income and therefore increase the Company's net income. However, because the Series A Preferred Stock bears a dividend, the pro forma effect of the Series A Preferred Stock would be to reduce earnings per share, on both a primary and fully-diluted basis. The following Pro Forma Balance Sheet as of March 31, 1995 and Statement of Income for the six month period then ended reflect these changes.

                              IN HOME HEALTH, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               At March 31, 1995
                                  (Unaudited)
                (Amounts in thousands except per share amounts)

                                                                      HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                                      ---------  -----------------  -----------
CURRENT ASSETS......................................................  $  18,091  $   18,000(1)       $  36,091
PROPERTY, NET.......................................................     11,620                         11,620
OTHER ASSETS........................................................     21,551                         21,551
                                                                      ---------    --------         -----------
TOTAL ASSETS........................................................  $  51,262  $   18,000          $  69,262
                                                                      ---------    --------         -----------
                                                                      ---------    --------         -----------
CURRENT LIABILITITES................................................  $  15,520                      $  15,520
LONG-TERM DEBT......................................................      2,719                          2,719
DEFERRED ITEMS......................................................      3,663                          3,663
REDEEMABLE PREFERRED STOCK -- authorized 1,000 shares...............                 18,500             18,500
SHAREHOLDERS' EQUITY:
  Common stock -- authorized 40,000 shares..........................        160                            160
  Additional paid-in capital........................................     23,862        (500)(1)(2)      23,362
  Retained earnings.................................................      5,338                          5,338
                                                                      ---------    --------         -----------
  Total shareholders' equity........................................     29,360        (500)            28,860
                                                                      ---------    --------         -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY..........................  $  51,262  $   18,000          $  69,262
                                                                      ---------    --------         -----------
                                                                      ---------    --------         -----------

- ------------------------
(1) Represents net proceeds to the Company after deduction of estimated transaction expenses of $2,000 relating to the Investment and Self-Tender Offer. Estimated transaction expenses include Hambrecht & Quist transaction and tender offer fees, legal and accounting fees and printing costs.

(2)  Includes the Company's valuation of the Warrant of $1,500.

                              IN HOME HEALTH, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    For the Six Months Ended March 31, 1995
                                  (Unaudited)
                (Amounts in thousands except per share amounts)

                                                                           HISTORICAL  ADJUSTMENTS     PRO FORMA
                                                                           ---------  --------------  -----------
REVENUE..................................................................  $  64,927                   $  64,927
OPERATING EXPENSES:
  Direct costs of revenue................................................     36,735                      36,735
  General, administrative and selling expenses...........................     26,179                      26,179
                                                                           ---------                  -----------
  Total operating expenses...............................................     62,914                      62,914
                                                                           ---------                  -----------
INCOME FROM OPERATIONS...................................................      2,013                       2,013
INTEREST EXPENSE, NET....................................................        449        (450)(1)          (1)
                                                                           ---------      ------      -----------
INCOME BEFORE INCOME TAXES...............................................      1,564         450           2,014
INCOME TAX EXPENSE.......................................................        721         180(2)          901
                                                                           ---------      ------      -----------
NET INCOME...............................................................  $     843   $     270       $   1,113
                                                                           ---------      ------      -----------
                                                                           ---------      ------      -----------
NET INCOME PER COMMON AND
 COMMON EQUIVALENT SHARE:
  Primary................................................................  $    0.05                   $   (0.01)
                                                                           ---------                  -----------
                                                                           ---------                  -----------
  Fully Diluted..........................................................  $    0.05                   $   (0.01)
                                                                           ---------                  -----------
                                                                           ---------                  -----------
WEIGHTED AVERAGE COMMON AND
 COMMON EQUIVALENT SHARES
 OUTSTANDING:
  Primary................................................................     16,205                      16,205
                                                                           ---------                  -----------
                                                                           ---------                  -----------
  Fully Diluted..........................................................     16,245                      16,245
                                                                           ---------                  -----------
                                                                           ---------                  -----------

- ------------------------
(1) Assumes an increase in interest income due to earnings on invested cash proceeds at an assumed interest rate of 5%.

(2)  Assumes an incremental tax rate of 40%.

(3) In computing net income per share, pro forma net income of $1,113 was reduced by an assumed dividend of $1,200 and preferred stock accretion of $150, yielding a loss of ($237) which was divided by the weighted average common and common equivalent shares outstanding.

    PERCENTAGE OWNERSHIP BY MANOR HEALTHCARE AFTER CLOSING. Upon consummation of the transactions contemplated by the Purchase Agreement, Manor Healthcare will directly own approximately 6,440,000 shares of the Common Stock of the Company and 200,000 shares of the Series A Preferred Stock, representing approximately 63% of the then existing voting power of the Company. Upon full exercise of the Warrant to acquire up to an additional 6,000,000 shares of the Common Stock of the Company, Manor Healthcare would own approximately 70% of the Company's total voting power.

CHANGES TO COMPANY MANAGEMENT

    BOARD OF DIRECTORS. Pursuant to the terms of the Purchase Agreement and effective immediately following Closing of the Purchase Agreement, the Company's Board of Directors will be expanded from five to seven members, four of whom will be nominees of Manor Healthcare. In connection therewith, S. Marcus Finkle and Sheldon Lieberbaum have submitted their resignations as Directors of the Company to take effect immediately upon Closing of the Purchase Agreement. Certain of the amendments to the Stock Option Plans set forth in Proposal Three herein are designed to allow the outstanding options held by Messrs. Finkle and Lieberbaum to be immediately vested in full notwithstanding their resignations. Messrs. Finkle and Lieberbaum currently hold options to purchase 35,000 shares each, of which 14,100 shares each are currently vested.

    The four nominees of Manor Healthcare who will be elected to fill the newly-created vacancies as directors of the Company are set forth below:

    MARK L. GILDEA, age 43, has served as President, Alternate Site Services Division of Manor Healthcare since December 1994. Previously he served as Vice President of Managed Care of Manor Healthcare from December 1993 to December 1994. Prior to joining Manor Healthcare, he was employed as Executive Vice President of Option Care, Inc. from October 1992 to December 1993. He was previously employed by Caremark, Inc. for over 10 years, including as Area Vice President.

    DONALD C. TOMASSO, age 50, has served as President, Long Term Care Division, of Manor Healthcare since February 1995, as Chief Operating Officer of Manor Healthcare from May 1991 to February 1995, and as a Director of Manor Healthcare since June 1991. He has been Chairman and Chief Executive Officer of Vitalink Pharmacy Services, Inc. since February 1995 and was its Vice Chairman from September 1991 to February 1995. Mr. Tomasso was previously employed by Marriott Corporation for more than five years, including as Executive Vice President/General Manager of the Roy Rogers Division.

    JOSEPH BUCKLEY, age 47, has served as President, Assisted Living Division of Manor Healthcare since February 1995 and was Senior Vice President-Information Resources and Development of Manor Care, Inc. from June 1990 to February 1995. He previously served as Vice President-Information Resources of Manor Care, Inc. from July 1989 to June 1990 and as Vice President-Real Estate of Manor Care, Inc. from September 1983 to July 1989.

    JAMES H. REMPE, age 65, has served as Senior Vice President, General Counsel and Secretary of Manor Care, Inc. since August 1981. He has served in the same capacities with Choice Hotels International, Inc. since February 1981 and with Manor Healthcare since December 1980. He has been Secretary of Vitalink Pharmacy Services, Inc. since January 1983 and was its Senior Vice President and a Director from January 1983 to September 1991.

It is anticipated that each of the foregoing individuals will be able to serve as directors effective immediately following the closing of the Purchase Agreement. However, one or more other individuals may be substituted for the foregoing nominees if specified by Manor Healthcare in writing prior to the closing of the Purchase Agreement, provided that any such substitutions must be agreed to by the Company.

    As a result of the foregoing, Manor Healthcare will effectively control the actions of the Company's Board of Directors following the closing of the Purchase Agreement. In addition, Manor Healthcare will control approximately 63% of the voting power of the stockholders of the Company immediately following the Investment. As such, Manor Healthcare will be able to effectively control the outcome of any stockholder votes, including the election of directors, following the Closing of the Purchase Agreement. However, Manor Healthcare has agreed in the Purchase Agreement that so long as Judy Figge and Kenneth Figge are employed by the Company, Manor Healthcare will vote, or cause to be voted, all shares of Common Stock beneficially owned by them in favor of their election to the Board of Directors. In addition to the Figges, James Lynn will continue to serve as a director following the Closing of the Purchase Agreement.

    MANAGEMENT PERSONNEL. Pursuant to the terms of the Purchase Agreement and effective upon Closing of the Purchase Agreement, Mark L. Gildea will be elected as Chief Executive Officer of the Company. The terms of the Purchase Agreement require that Mr. Gildea devote at least approximately 75% of his entire working time to the affairs of the Company, while the balance of his working time will be devoted to Manor Healthcare and its affiliates other than the Company. The Company will be responsible for the payment of his compensation, but will be reimbursed by Manor Healthcare for 25% of the costs associated with the employment of Mr. Gildea by the Company.

    EMPLOYMENT  AGREEMENTS.    Concurrent  with the  execution  of  the Purchase
Agreement, the Company executed employment agreements with Judy Figge and Kenneth Figge, which agreements are contingent upon and will be made effective following the closing of the Purchase Agreement. Each of these employment agreements expire by their terms on September 30, 1997, unless earlier terminated or extended beyond that date. Ms. Figge's employment agreement specifies that she will serve the Company as its President and Chairperson of the Board of Directors, reporting to the Chief Executive Officer of the Company. Ms. Figge will be paid a base salary of $300,000 per annum until September 30, 1996 and $315,000 per annum from October 1, 1996 to September 30, 1997. Mr. Figge's employment contract specifies that he will serve the Company as its Chief Financial Officer, receiving a base salary of $226,000 per annum until September 30, 1996 and $237,000 per annum from October 1, 1996 to September 30, 1997. Each of Ms. Figge and Mr. Figge will be reimbursed for all reasonable travel, hotel, entertainment or other expenses, including a monthly automobile allowance, cellular phone, the use of a personal computer and facsimile machine at their home and life insurance premiums on policies owned by the Figges. The automobiles currently leased by the Company for use by the Figges will be assigned to the Figges as soon as practicable after the closing of the Purchase Agreement. The Figges will also be entitled to participate in all of the benefit plans or programs of the Company, and will be eligible to receive annual bonuses in accordance with the current management incentive compensation plan of the Company, wherein cash bonuses may be awarded based on a designated percentage up to 75% of base salary depending on the Company's performance.

    Under their employment agreements, Ms. Figge and Mr. Figge will also be granted stock options to purchase 300,000 shares and 200,000 shares, respectively, of Common Stock pursuant to an amendment to the Company's 1995 Stock Option Plan described in Proposal Three. These options will have an exercise price equal to the fair market value of the Common Stock on the date of the Closing, will be immediately vested upon the grant thereof (but will not be exercisable until after January 1, 1997) and will have a term of ten years from the date of grant, although they will expire on the later of (i) March 31, 1997, or (ii) the date that is 90 days after the termination of employment. These options will also be subject to forfeiture in their entirety in the event that, on or prior to December 31, 1996, the Board of Directors of Manor Healthcare or of the Company shall have (a) formed in good faith a belief that Ms. Figge or Mr. Figge, as the case may be, had actual conscious knowledge that a representation or warranty included in the Purchase Agreement or any schedule, exhibit or appendix thereto was materially untrue at the time of Closing of the Purchase Agreement and (b) commenced an action in a court of competent jurisdiction with respect to such believed material representation and such court determines that Manor Healthcare's or the Company's belief was correct. If such court determines that such belief was incorrect, the options will be exercisable until the date that is the later of 90 days after (x) the termination of employment or (y) the date of the court's decision.

    Pursuant to the terms of the Purchase Agreement, the Company will also offer employment agreements to James Lynn, Cathy Reeves and Margaret Maxon under the terms provided in the Purchase Agreement. If executed, Mr. Lynn's employment agreement extends for a period of two years following the closing of the Purchase Agreement and requires Mr. Lynn to provide 60 to 80 hours of human resources/training services for the Company each month, for which he will be compensated at a rate of $90,000 per annum. Mr. Lynn will also be eligible to receive annual bonuses based on the Company's financial performance up to a maximum amount equal to 50% of his base salary. Mr. Lynn will also be entitled to participate in the Company's benefit plans or programs otherwise available to executives of the Company. Mr. Lynn's employment agreement contemplates the granting of options to Mr. Lynn to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options will be immediately vested upon the grant thereof, will be exercisable immediately and will have a term of 10 years from the date of grant, provided, however, that the options will expire within three months after termination of employment.

    The employment agreements to be offered to Ms. Reeves and Ms. Maxon will extend for a term of one year following the closing of the Purchase Agreement and contemplate that each will serve the Company as an officer-employee. Ms. Reeves is currently the Vice President of Operations and Chief Operating Officer of the Company and Ms. Maxon is the Vice President of Customer Relations. These employment agreements contemplate a base salary of $137,500 per annum for Ms. Reeves and $129,250 per annum for Ms. Maxon. Each will be eligible to receive bonuses in accordance with the Company's management incentive compensation plan and each will be entitled to participate in the Company's benefit plans generally available to its executives. Each of Ms. Reeves and Ms. Maxon will be granted options to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Each of these options will be immediately vested upon the grant thereof, will be exercisable immediately and will have a term of ten years from the date of grant, provided, however, that such options will expire within three months after termination of employment.

    Each of the employment agreements with Ms. Figge, Mr. Figge, Mr. Lynn, Ms. Reeves and Ms. Maxon has severance provisions designed to pay to the employee severance payments equal to the amount due for the remaining term of the applicable employment agreement if such employee's employment is terminated due to death, disability or resignation or retirement of the employee for "Good Reason". "Good Reason" is defined to include any request that the employee permanently relocate to a location not in the Minneapolis, Minnesota metropolitan area or a failure or refusal by the Company to provide duties for the employee to perform which are consistent with such employee's position. Each of the employment agreements, other than Mr. Lynn's, also contains agreements not to compete with the Company during the term of the employment agreement and for a period of one year following termination, in the case of Ms. Figge and Mr. Figge, or for the greater of six months or the remaining term of the employment agreement in the case of Ms. Reeves and Ms. Maxon.

    POST-CLOSING COVENANTS. Manor Healthcare has agreed that, for a period of two years following the Closing of the Purchase Agreement, the Company's
corporate   headquarters  will  be  maintained  in  the  Minneapolis,  Minnesota metropolitan area (unless otherwise unanimously approved by the Board of Directors); the Common Stock of the Company will continue to be publicly traded; and the Company will continue to operate in the lines of business in which it currently engages.

    FUTURE ARRANGEMENTS. Subsequent to the Closing, the Company and Manor Healthcare may determine to discuss entering into, or enter into, agreements or arrangements which they deem prudent and mutually beneficial for the provisions of services between them on terms that are fair to each party. Such services may include, without limitation, administrative services, financial or treasury management services, reimbursement matter services, legal services, accounting services and other similar types of services.

SOURCE OF FUNDS

    Manor Healthcare has informed the Company that the approximately $41.9 million to be used to make the Investment will come from its operating cash flow and existing lines of credit available to it.

INFORMATION CONCERNING MANOR HEALTHCARE

    Manor Healthcare is a subsidiary of Manor Care, Inc., a publicly held corporation with consolidated revenues of $1.2 billion in its fiscal year ended May 31, 1994, of which approximately 79% was derived from health care related services. Manor Healthcare owns, operates or manages 172 nursing centers (including 10 medical and physical rehabilitation centers and 15 assisted living centers) which provide high acuity services, skilled nursing care, intermediate nursing care, custodial care and assisted living services, principally for residents over the age of 65. Manor Healthcare also owns approximately 82.3% of Vitalink Pharmacy Services, Inc., a public company that operates 17 institutional pharmacies in five states. Manor Healthcare also owns and operates an acute care general hospital and five nursing assistant training schools.

    Manor Healthcare's nursing centers generally provide five types of services: high acuity services for persons who require complex medical and physical rehabilitation services; skilled nursing care for persons who require 24 hour-a-day professional services of a registered nurse or a licensed practical nurse; intermediate care for persons needing less intensive nursing care; custodial care for persons needing a minimum level of care; and assisted living for persons needing some supervision and assistance with personal care.

    Substantially all of Manor Healthcare's nursing centers are currently certified to receive benefits provided under Medicare and under programs administered by the various states to provide medical assistance to the medically indigent ("Medicaid"). However, Manor Healthcare attempts to locate and operate its nursing centers in a manner designed to attract patients who pay directly to the facilities for services without benefit of any government assistance program. Patients seeking the services of the nursing centers come from a variety of sources and are principally referred by hospitals and physicians.

    Certain other information regarding Manor Healthcare, as supplied by Manor Healthcare to the Company, is contained in Appendix IV -- Manor Healthcare Corp. Information Statement.

    Manor Healthcare's principal executive offices are located at 10750 Columbia Pike, Silver Spring, Maryland 20901 and its telephone number is (301) 681-9400.

                                  PROPOSAL ONE

                         APPROVAL OF PURCHASE AGREEMENT

REASONS FOR APPROVAL

    The Board of Directors of the Company has unanimously approved the Purchase Agreement for the reasons described above in this Proxy Statement and is submitting the Purchase Agreement to the stockholders of the Company for approval. Schedule D of the Bylaws of the National Association of Securities Dealers Inc. requires stockholder approval for consummation of the Investment.

CONTROL SHARE ACQUISITION ACT APPROVAL

    The Minnesota Control Share Acquisition Act (the "Act") requires that any party making a "control share acquisition" must obtain the approval of the stockholders of the issuing public corporation. A control share acquisition is defined as any acquisition that would cause the acquiring person to exceed certain thresholds of voting power in the election of directors (20%, 33 1/3% or 50%). Any direct purchase of shares from the issuer is excluded from the definition of "control share acquisition." Thus, the Company believes the Investment by Manor Healthcare does not constitute a control share acquisition, even though the Investment will result in Manor Healthcare beneficially owning shares exceeding the applicable threshold of voting power of the Company.

    However, if the Investment were deemed to be a control share acquisition and the requisite stockholder approval were not obtained under the Act, Manor Healthcare would be unable to vote the shares exceeding the thresholds set forth in the Act, and such shares would be subject to redemption upon the terms set forth in the statute. In order to avoid any claim that the Investment constitutes a control share acquisition which has not obtained the requisite stockholder approval, the Company and Manor Healthcare intend that the approval of Proposal One will also constitute the stockholder approval that would be required under the specific requirements of the Act. As required by the Act, Manor Healthcare has delivered to the Company an information statement regarding the terms of the acquisition. This information statement is attached as Appendix IV to this Proxy Statement.

REQUIRED VOTE

    Approval of Proposal One requires the affirmative vote of (i) the holders of a majority of the shares of the Company's Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting, provided that the total vote cast on the proposal represents over 50% in interest of all Common Stock entitled to vote on the proposal, and (ii) a majority of such outstanding shares excluding all "interested" shares. The term "interested shares" includes any shares held by officers of the Company, directors who are also employees of the Company or by Manor Healthcare. Manor Healthcare does not currently own any shares of the Company's voting stock. The number of shares currently held by officers and employee-directors of the Company, which would be excluded from the vote contemplated in clause (ii) above, is 966,066 shares. If not otherwise specified, properly executed proxies will be voted in favor of approval of the Purchase Agreement.

    Approval of Proposal One is conditioned on the approval of Proposals Two and Three.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL ONE.

                                  PROPOSAL TWO

                     AMENDMENT TO ARTICLES OF INCORPORATION

REASONS FOR THE AMENDMENT

    The Board of Directors of the Company has unanimously approved an amendment to Article III of the Articles of Incorporation of the Company to provide that the Directors, in designating the voting rights of any series of preferred stock of the Company, may provide that each share of preferred stock has voting rights equal to the number of shares of Common Stock into which the shares of preferred stock are convertible (the "Amendment"). The Board of Director's resolution approving the Amendment states:

    NOW, THEREFORE, BE IT RESOLVED, that Article III of the Company's Articles of Incorporation be, and it hereby is, amended subject to approval by the Company's shareholders and contingent upon the closing of the Investment Agreement, by adding the following sentence to the existing text of Article III:

       "In addition, as to any series of Preferred Stock which may have voting rights fixed by resolution of the Board of Directors, the Board of Directors is authorized to provide in the resolution fixing the voting rights of any series of Preferred Stock that each share of such Preferred Stock has voting rights equal to the number of shares of Common Stock in to which each such share of Preferred Stock may be convertible at any time."

The Board of Directors believes that adoption of the Amendment clarifies the power of the Board to provide that preferred stock may have voting rights on an as-if-converted basis and that adoption of the Amendment is in the best interests of the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of shares of the Company's Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting is necessary to approve the Amendment. If not otherwise specified, properly executed proxies will be voted in favor of the Amendment.

    Approval of Proposal Two is conditioned on the approval of Proposals One and Three.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL TWO.

                                 PROPOSAL THREE

                        AMENDMENT OF STOCK OPTION PLANS

    The Board of Directors of the Company has unanimously approved amendments to the Company's 1987 and 1995 Stock Option Plans (the "Plans") to: (i) provide that the options of non-employee directors of the Company will vest upon a change in control of the Company and that upon a change of control, the Board may grant certain options that depart from the terms of the Plans; (ii) increase the total number of shares available under the 1995 Stock Option Plan from 650,000 to 1,300,000 in order to permit the granting of options under the Plan, in the aggregate amount of 650,000 shares, to five officers or employees of the Company as of the Closing Date; and (iii) impose a limit of 300,000 shares that can be issued to any participant under each Plan during any fiscal year. The Board of Directors believes that adoption of these amendments is in the best interests of the stockholders of the Company and recommends that stockholders of the Company vote in favor of Proposal Three.

REASONS FOR THE AMENDMENTS

    The Company's 1987 Stock Option Plan (the "1987 Plan") was adopted by the Board of Directors and approved by the stockholders on April 15, 1987. The Company's 1995 Stock Option Plan (the "1995 Plan") was adopted by the Board of Directors and approved by the stockholders on November 8, 1994 and January 20, 1995, respectively. The 1987 Plan and 1995 Plan (the "Plans") allow issuance of options covering up to 2,500,000 shares and 650,000 shares, respectively, of Common Stock. If an option expires without being exercised, the shares covered by that option again become available for issuance under the new options.

    As described under "Investment Proposals -- Changes to Company Management -- Management Personnel -- Employment Agreements," concurrently with the Closing of the Purchase Agreement, the Company shall grant to the following officers and employees pursuant to the 1995 Plan options to purchase an aggregate 650,000 shares of Common Stock: Ms. Figge, 300,000 shares; Mr. Figge, 200,000 shares; Mr. Lynn, 50,000 shares; Ms. Reeves, 50,000 shares; and Ms. Maxon, 50,000 shares.

    In connection with the approval of the Investment and related transactions, on May 2, 1995 the Board of Directors of the Company approved an amendment to the 1995 Plan to increase the number of shares available under the 1995 Plan by 650,000 shares to a total of 1,300,000 shares. The purpose of this amendment is to permit the Company to grant the options to purchase 650,000 shares of Common Stock as contemplated by the Purchase Agreement, without depleting the reserve of shares available for issuance under the 1995 Plan. These shares can be used by the Board of Directors in the future to attract and retain employees.

    On May 2, 1995, the Board of Directors also approved an amendment to each of the Plans, subject to stockholder approval, by changing the title of Article XIII to "Merger, Consolidation or Change of Control" and adding a new Section
13.2 reading as follows:

        "13.2 CHANGE IN CONTROL. In the event that the Company closes and consummates any transaction which has been approved by the Company's stockholders which, while not a merger or consolidation, involves a change in control of the Company, then, notwithstanding any other provision of the Plan, (i) the Board or the Committee may grant as a part of such transaction Options which are not subject to the termination provisions of Article IX and having such other terms and provisions as the Board or the Committee deems appropriate, and (ii) any outstanding Option held by non-employee members of the Board of Directors shall be immediately vested in full."

    Clause (i) of this amendment permits the granting of the options to the five individuals described above with terms that depart from the terms of the 1995 Plan. The effect of clause (ii) of this amendment is to cause the options held by non-employee directors to become vested in full as of the Closing Date of the Purchase Agreement, which will permit Messrs. Finkle and Lieberbaum to obtain vesting of all of their stock options as of the Closing Date, which will also be the effective date of their resignations. Messrs. Finkle and Lieberbaum each hold options to purchase 35,000 shares of Common Stock which were granted pursuant to the 1987 Plan.

    In 1993, Section 162(m) was added to the Internal Revenue Code of 1986 (the "Code"). The inclusion of this section limits the Company's deduction for federal income tax purposes of compensation in excess of $1 million per individual paid to the Company's Chief Executive Officer and its four highest paid executive officers. Compensation plans which are performance based within the requirements of Code Section 162(m), are approved by the Company's stockholders, and granted by a committee consisting solely of two or more outside directors as defined in Code Section 162(m) will not be subject to the deduction limit. Stock options awarded under a plan that satisfies the conditions of Code Section 162(m) qualify as performance based compensation. Therefore, in order to satisfy one of the conditions of Code Section 162(m), on May , 1995 the Board of Directors of the Company adopted the following amendment to the Plans:

        ARTICLE VII, TERMS OF STOCK OPTION. A new Section 7.8 shall be added at the end thereof, to read as follows:

       "ANNUAL LIMIT ON ALL STOCK OPTIONS. No eligible person shall be granted any stock options for more than 300,000 shares of stock in the aggregate during any fiscal year period, subject to adjustments pursuant to Section 5.3. For this purpose, each fiscal year period shall begin each October 1 and shall end on the following September 30."

    The addition of Section 7.8 imposes a limitation on the number of shares that may be issued to any employee. This change is necessary to bring the Plans into compliance with the requirements of Code Section 162(m). The options to Ms. Figge, Mr. Figge, Mr. Lynn, Ms. Reeves and Ms. Maxon described above will be granted by the Compensation Committee of the Board which will, immediately upon the consummation of the transactions for which stockholder approval is being sought, consist of at least three persons who will qualify as outside directors as defined in Code Section 162(m). By adopting this change, the Company may deduct any compensation expense resulting from the grant or exercise of options issued under the Plans without regard to the limitations under Code Section 162(m), including the options to the individuals described above.

SUMMARY OF THE PLANS

    The purpose of the Plans is to promote the interests of the Company and its stockholders by aiding in attracting, retaining, and motivating Company employees. All Company employees (approximately 5,000 persons) are eligible for options. Each option qualifying as an incentive stock option must have an exercise price not less than 100% (110% for a 10% or more stockholder) of the fair market value of the Common Stock on the day the option is granted. Generally the fair market value is the closing sale price reported on the Nasdaq
National  Market on the date of grant. On         , 1995, the last day for which
information was available  at the  time this  Proxy Statement  was printed,  the
closing sale price was $   per share.

    The Plans allow the Board of Directors to designate any option at the time of grant as either an "incentive stock option" or a "nonqualified option" for tax purposes. The Board of Directors also designates at the time of grant the number of shares covered, exercise price, vesting schedule and expiration date of each option. No option may be exercised more than ten years after the date of grant.

    Generally speaking, if an option holder's employment by the Company terminates for a reason other than death or disability, options held by that person will expire if not exercised within three months following termination of employment. If an option holder dies or becomes permanently disabled, his options will generally expire in one year if not exercised by his estate or legal representative.

    The number, kind and price of the shares subject to each outstanding option will be adjusted in the event of stock splits, stock dividends, or similar changes in the Company's outstanding securities. In the event of a reorganization of the Company, appropriate provision will be made for the continuation of any outstanding options, or the substitution or new options, on an equitable basis. In addition, the Plans grant broad discretion to the Board of Directors to take such action as it may deem necessary or advisable and fair and equitable to optionees in the event of a change in control of the Company, a tender or exchange offer for all or part of the Common Stock of the Company, a merger or consolidation of the Company or a sale of all or substantially all of the Company's assets, including authority to provide for earlier, later, extended or additional terms for the exercise of the whole or any installments of outstanding options, alternate forms of payment or other modifications.

    The 1987 Plan and 1995 Plan expire on April 15, 1997 and November 8, 2004, respectively. The Board of Directors may terminate or amend either Plan. Any amendment to increase the number of shares covered by either Plan, change the class of eligible employees, or reduce the minimum option price for incentive stock options to less than fair market value requires stockholder approval within twelve months after it is adopted by the Board of Directors in order to become effective. The Board of Directors may delegate its plenary authority to administer either Plan to a committee of not fewer than three directors, two of which may or may not be eligible to receive options under either plan.

GRANTS OF OPTIONS

    There are currently options to purchase approximately 75,000 shares outstanding under the 1995 Plan. During the last three fiscal years (October 1, 1991 to September 30, 1994) the Company has granted under the 1987 Plan options to purchase a total of 330,000 shares to executive officers at an average price of $3.61 per share and options for a total of 693,000 shares to other employees at exercise prices ranging from $1.88 to $5.94 per share.

FEDERAL INCOME TAX TREATMENT

    Generally the grant of either an incentive stock option or a nonqualified option under the Plans will not cause recognition of income by the optionee or entitle the Company to an income tax deduction. Upon exercise of an option the tax treatment will generally vary depending on whether the option is an incentive stock option or a nonqualified option. The exercise of an incentive stock option will generally not cause recognition of income by the optionee or entitle the Company to a tax deduction. However, the amount by which the fair market value of the shares obtained exceeds the exercise price on the day of exercise is an item of tax preference to the optionee for alternative minimum tax purposes.

    The exercise of a nonqualified option will generally cause the optionee to recognize taxable income equal to the difference between the exercise price and the fair market value of the stock obtained on the day of exercise. The Company must then in most cases obtain from the optionee funds to meet tax withholding requirements arising from that income recognition. The exercise of a nonqualified option will also generally entitle the Company to an income tax deduction equal to the amount of the income recognized by the exercising option holder. The deduction by the Company may be denied unless the Plan also satisfies the requirements of Code Section 162(m).

    The foregoing discussion of the federal income tax treatment of options is necessarily general and any option holder should consult his tax advisor as to his own particular circumstances and applicable laws and regulations.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Company's Common Stock present and entitled to vote on this matter at the Special Meeting is necessary to approve the proposed amendments to the Plans. If not otherwise specified, properly executed proxies will be voted in favor of these amendments. However, if the shares present and entitled to vote on Proposal Three would not constitute a quorum for the transaction of business at the Special Meeting, then Proposal Three must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum.

    Approval of Proposal Three is conditioned on the approval of Proposals One and Two.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL THREE.

                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

    Stockholders are advised that any proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company on or before September 17, 1995 for inclusion in the Company's proxy statement and form of proxy relating to that meeting. In addition, the bylaws of the Company establish an advance notice requirement for any proposal of business to be considered at an annual meeting of stockholders that is not made by or at the recommendation of a majority of the directors then in office. In general, written notice must be delivered to the Secretary of the Company at its principal executive office, Carlson Center, Suite 500, 601 Lakeshore Parkway, Minnetonka, Minnesota 55305-5214, within certain time periods in advance of the meeting and must contain specified information concerning the matter to be brought before the meeting and the stockholder proposing the matter. Any stockholder desiring a copy of the bylaws of the Company will be furnished one without charge upon written request to the Secretary of the Company.

                                 OTHER MATTERS

    Under Minnesota law and the bylaws of the Company, no other business may be transacted at the Special Meeting.

    Under Minnesota law, if the shares present and entitled to vote on an item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Special Meeting will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the stockholders. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                          By Order of the Board of Directors,

                                          Kenneth J. Figge, SECRETARY

                                                                      APPENDIX I
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            ------------------------

                     SECURITIES PURCHASE AND SALE AGREEMENT
                                ---------------

                                    BETWEEN

                              IN HOME HEALTH, INC.
                                      AND
                             MANOR HEALTHCARE CORP.

                                ---------------

                            DATED AS OF MAY 2, 1995

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
- ----------------------------------------------------------------------  ----
 1.  Definitions; Certain References .................................    2
       1.1  Definitions ..............................................    2

 2.  Closing .........................................................    4
       2.1  Time and Place of the Closing ............................    4
       2.2  Transactions at the Closing ..............................    4

 3.  Conditions to the Execution of This Agreement ...................    5
            3(a)    Resignation of Directors .........................    5
            3(b)    Installation of New Directors ....................    6
            3(c)    Directors' Resolutions ...........................    6
            3(d)    Opinion of Seller's Counsel ......................    6
            3(e)    Employment Agreements ............................    6

 4.  Conditions to the Closing .......................................    6
       4.1  Conditions Precedent to the Obligations of Each Party ....    6
            4.1(a)  Seller Shareholder Approval ......................    6
            4.1(b)  No Order .........................................    6
            4.1(c)  Hart-Scott-Rodino ................................    6
            4.1(d)  Articles of Incorporation Amendment ..............    6
            4.1(e)  Consents and Permits .............................    6
            4.1(f)  Consummation of the Issuer Self-Tender ...........    6
            4.1(g)  Determination of Finder's Fee ....................    7
            4.1(h)  Lender Consents ..................................    7
       4.2  Conditions Precedent to the Obligations of the
            Purchaser ................................................    7
            4.2(a)  Compliance by the Seller .........................    7
            4.2(b)  No Legal Action ..................................    7
            4.2(c)  Legal Opinion ....................................    7
            4.2(d)  Delivery of the Transaction Documents and
                     Securities, Etc. ................................    8
            4.2(e)  No Material Adverse Effect .......................    8
            4.2(f)  Appointment of Directors .........................    8
       4.3  Conditions Precedent to Obligations of the Seller ........    8
            4.3(a)  Compliance by the Purchaser ......................    8
            4.3(b)  No Legal Action ..................................    8
            4.3(c)  Legal Opinions ...................................    8
            4.3(d)  Delivery of the Transaction Documents, Etc. ......    9

 5.  Representations and Warranties of the Seller ....................    9
       5.1  Organization, Good Standing, Power, Authority, Etc. ......    9
       5.2  Capitalization, Etc. .....................................    9
       5.3  Title to Shares Acquired in Issuer Self-Tender ...........   10
       5.4  Registration Rights ......................................   10
       5.5  Proxy Statement and Issuer Tender Offer Documents; SEC
             Documents ...............................................   10
       5.6  Authority and Qualification of the Seller ................   10
       5.7  No Subsidiaries ..........................................   10
       5.8  No Contravention, Conflict, Breach, Etc. .................   10
       5.9  Consents .................................................   11
       5.10 No Existing Violation, Default, Etc. .....................   11
       5.11 Licenses and Permits .....................................   11
       5.12 Trademarks ...............................................   12
       5.13 Title to Properties ......................................   12
       5.14 Environmental Matters ....................................   12

SECTION                                                                 PAGE
- ----------------------------------------------------------------------  ----
       5.15 Taxes ....................................................   13
       5.16 Litigation ...............................................   13
       5.17 Labor Matters ............................................   14
       5.18 Contracts ................................................   14
       5.19 Finder's Fees ............................................   14
       5.20 Financial Statements .....................................   14
       5.21 No Material Adverse Change ...............................   14
       5.22 Investment Company .......................................   15
       5.23 Contingent Liabilities ...................................   15
       5.24 No Change of Control Puts ................................   15
       5.25 Exemption from Registration; Restrictions on Offer and
             Sale of Same or Similar Securities ......................   15
       5.26 ERISA ....................................................   15
       5.27 Securities ...............................................   16
       5.28 No Material Misstatement .................................   16
       5.29 Insurance Coverage .......................................   17
       5.30 Third-Party Payment ......................................   17

 6.  Representations and Warranties of the Purchaser .................   18
       6.1  Organization, Good Standing, Power, Authority, Etc. ......   18
       6.2  No Conflicts; No Consents ................................   18
       6.3  Purchase for Investment ..................................   18
       6.4  Financial Statements .....................................   18
       6.5  Finder's Fees ............................................   18
       6.6  Provision of Information .................................   19

 7.  Covenants of the Parties ........................................   19
       7.1  Restriction on Transfer ..................................   19
       7.2  Certificates for Securities, Conversion Shares and Warrant
             Shares to Bear Legends ..................................   19
       7.3  Removal of Legends .......................................   19
       7.4  Pre-Closing Activities ...................................   20
       7.5  Information ..............................................   20
       7.6  Further Assurances .......................................   20
       7.7  Shareholders' Meeting; Proxy Statement and Issuer Tender
             Offer Documents .........................................   20
       7.8  Hart-Scott-Rodino ........................................   21
       7.9  Acquisition Proposals ....................................   21
       7.10 Access ...................................................   21
       7.11 Publicity ................................................   22
       7.12 Reservation of Shares; Compliance with Law upon Issuance
             of Conversion Shares or Warrant Shares; Listing .........   22
       7.13 Conduct of Business by the Seller Pending the Closing ....   22
       7.14 Notice of Certain Events .................................   23
       7.15 Location of Corporate Headquarters .......................   24
       7.16 Continuing Reporting Company .............................   24
       7.17 Scope of Business ........................................   24
       7.18 Employment Agreements ....................................   24
       7.19 Future Arrangements ......................................   24
       7.20 Chief Executive Officer ..................................   25

 8.  Termination .....................................................   25

SECTION                                                                 PAGE
- ----------------------------------------------------------------------  ----
 9.  Survival of Representations and Warranties ......................   26

10.  Successors and Assigns ..........................................   26

11.  Indemnity .......................................................   26

12.  Miscellaneous ...................................................   27
      12.1  Notices ..................................................   27
      12.2  Expenses .................................................   28
      12.3  Remedies .................................................   28
      12.4  Governing Law; Consent to Jurisdiction; Waiver of Jury
             Trial ...................................................   28
      12.5  Severability; Interpretation .............................   29
      12.6  Headings .................................................   29
      12.7  Entire Agreement .........................................   29
      12.8  Counterparts .............................................   29
      12.9  Modification or Amendment ................................   29
      12.10 Waiver ...................................................   29

Signatures ...........................................................   29

EXHIBITS
- --------------------------------------------------------------------------------
A    --   Form of Warrant
B    --   Form of Certificate of Designation of Convertible Preferred Stock
C    --   Articles of Incorporation of the Seller
C-1  --   Form of Articles of Incorporation Amendment
D    --   Employment Agreement for Judy M. Figge
E    --   Employment Agreement for Kenneth J. Figge
F    --   Form of Registration Rights Agreement
G    --   Form of Resolution Adopted by the Directors of the Seller
H    --   Form of Employment Agreement for James J. Lynn
I    --   Form of Opinion of Lindquist & Vennum, counsel to the Seller
J    --   Form of Opinion of Cahill Gordon & Reindel, counsel to the Purchaser
K    --   By-Laws of the Seller
K-1  --   Form of Amendment of the By-Laws of the Seller
L    --   Form of Employment Agreement for Cathy R. Reeves
M    --   Form of Employment Agreement for Margaret L. Maxon

SCHEDULES
- ------------------------------------------------------------------------------
3(b)    --   Purchaser Director Designees
5.2     --   Capitalization
5.8(a)  --   Compensation and Benefit Plans
5.8(b)  --   Material Contracts
5.9     --   Consents
5.11    --   Licenses
5.12    --   Trademark Exceptions
5.13    --   Material Encumbrances
5.15    --   Taxes
5.16    --   Litigation
5.21    --   Material Adverse Effect
5.29    --   Insurance Policies
5.30    --   Schedules of Medicare and Medicaid Disputes
7.13    --   Conduct of Business Exceptions

                     SECURITIES PURCHASE AND SALE AGREEMENT

    SECURITIES PURCHASE AND SALE AGREEMENT ("AGREEMENT") dated as of May 2, 1995, between IN HOME HEALTH, INC., a Minnesota corporation (the "SELLER"), and MANOR HEALTHCARE CORP., a Delaware corporation (the "PURCHASER").

    WHEREAS, the Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller (i) an aggregate of 6,440,000 shares (the "SHARES") of common stock, par value $.01, of the Seller (the "COMMON STOCK"),
(ii) a warrant, in the form of EXHIBIT A attached hereto, to purchase initially an aggregate of 6,000,000 shares of Common Stock (the "WARRANT") and (iii) an aggregate of 200,000 shares of convertible preferred stock having an aggregate liquidation preference of $20,000,000 (the "PREFERRED STOCK"), to be established pursuant to a Certificate of Designation of Convertible Preferred Stock in the form of EXHIBIT B attached hereto, for the consideration and upon the terms and subject to the conditions set forth herein (the purchase of the securities described in (i), (ii) and (iii) above are herein referred to as the "INVESTMENT"); and

    WHEREAS, the Board of Directors of the Seller has determined that the Investment on the terms and conditions contained in this Agreement, and each of the other transactions contemplated herein, are consistent with and in furtherance of the long-term business strategy of the Seller and are fair to, and in the best interests of, the Seller and its shareholders and has approved and adopted this Agreement and each of the other transactions contemplated herein and intends to recommend the approval and adoption of this Agreement and the Investment by the shareholders of the Seller as well as the amendment to the Seller's Articles of Incorporation referred to herein; and

    WHEREAS, the Board of Directors of the Seller duly formed, in accordance with the requirements of Section 302A.673 (Subdivision 1, paragraph (d)) of the Minnesota Business Corporation Act (the "MINNESOTA BCA") and Section 302A.675 (Subdivision 2) of the Minnesota BCA, a committee of disinterested directors (as defined in Section 302A.673 (Subdivision 1, paragraph (d)(3)) of the Minnesota
BCA) (the "COMMITTEE") to evaluate the Investment, this Agreement and the transactions contemplated herein, and said Committee has approved the Investment, this Agreement and the transactions contemplated herein prior to the date hereof for purposes of each of Section 302A.673 (Subdivision 1, paragraph
(a)) and Section 302A.675 (Subdivision 2) of the Minnesota BCA; PROVIDED, HOWEVER, that the Investment, this Agreement and the transactions contemplated herein, including the Issuer Self-Tender (as defined in Section 1.1 hereof), do not constitute a "takeover offer" within the meaning of Section 302A.011 (Subdivision 53) of the Minnesota BCA and that, therefore, the approval of the Investment, this Agreement and the transactions contemplated herein by the Committee as it relates to Section 302A.675 (Subdivision 2) of the Minnesota BCA is not legally required for the provisions of Section 302A.675 (Subdivision 1) of the Minnesota BCA to be inapplicable to the Purchaser; and

    WHEREAS,  (i)   the  Investment,   this  Agreement   and  the   transactions
contemplated herein, including the Issuer SelfTender, do not constitute a "control share acquisition" within the meaning of Section 302A.011 (Subdivision
38) of the Minnesota BCA, (ii) Section 302A.671 of the Minnesota BCA is not applicable to the Investment and the transactions contemplated herein, (iii) upon the Closing, the Purchaser will beneficially own capital stock of the Seller having voting power in the election of directors of over fifty percent (50%) and, therefore, any subsequent purchase of shares of Common Stock by the Purchaser (so long as it shall have continually beneficially owned capital stock of the Seller having voting power in the election of directors of over fifty percent (50%)) will not be subject to Section 302A.671 of the Minnesota BCA and
(iv) if subclauses (i), (ii) and (iii) above were found to be incorrect by a court of competent jurisdiction, the approval by the shareholders of the Seller of this Agreement and the Investment (the "SELLER SHAREHOLDER APPROVAL") shall constitute approval of a control share acquisition of capital stock of the Seller having voting power in the election of directors of over fifty percent (50%) as contemplated by Section 302A.671 (Subdivision 2, paragraph (d)(3)) of the Minnesota BCA, and such approval shall mean that all shares of Preferred Stock and all shares of Common Stock acquired in the Investment, whether, in the case of shares of Common Stock, immediately at the Closing or upon conversion of the Preferred Stock or exercise of the Warrants (including any increase in the number of shares pursuant to the anti-dilution provisions thereof), (i) shall be accorded in the case of the Preferred Stock, the voting rights set forth in the Preferred Stock

Designation and, in the case of the Common Stock, the same voting rights as all other shares of Common Stock, in each case as contemplated by Section 302A.671 (Subdivision 4a, paragraph (a)) of the Minnesota BCA and (ii) shall not be subject to redemption pursuant to Section 302A.671 (Subdivision 6) of the Minnesota BCA.

    NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements and conditions contained herein, the Seller and the Purchaser agree as follows:

    1.  DEFINITIONS; CERTAIN REFERENCES.

    1.1 DEFINITIONS. (a) The terms defined in this Section 1.1, whenever used in this Agreement, shall have the following meanings for all purposes of this Agreement.

    "ACT" means the Securities Act of 1933, as amended and the rules and regulations thereunder.

    "AFFILIATE" means, with respect to any person or entity, (i) any person or entity that is at the time in question, directly or indirectly, in control of, or controlled by, or under common control with, such person or entity (as the term "control" is defined in Rule 12b-2 under the Exchange Act) and (ii) any person or entity acting in such a manner with such person or entity or any Affiliate thereof as would constitute them a "person" within the meaning of
Section 14(d)(2) of the Exchange Act.

    "ARTICLES OF INCORPORATION" means the articles of incorporation of the Seller on file with the Secretary of State of the State of Minnesota, a true and correct copy of which is attached hereto as Exhibit C.

    "ARTICLES OF INCORPORATION AMENDMENT" means the amendment to Article III of the Articles of Incorporation as set forth in EXHIBIT C-1 attached hereto.

    "CONVERSION SHARES" means the shares of Common Stock issuable or issued upon conversion of the Preferred Stock pursuant to the terms of this Agreement and the Preferred Stock Designation.

    "EMPLOYMENT AGREEMENTS" means, collectively, the employment agreements between the Seller and (i) Judy M. Figge in the form of EXHIBIT D attached hereto, (ii) Kenneth J. Figge in the form of EXHIBIT E attached hereto, (iii) James J. Lynn in the form of EXHIBIT H attached hereto, (iv) Cathy R. Reeves in the form of EXHIBIT L attached hereto and (v) Margaret L. Maxon in the form of EXHIBIT M attached hereto.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder.

    "ISSUER SELF-TENDER" means the tender offer by the Seller for 6,440,000 shares of the Common Stock pursuant to the Issuer Tender Offer Documents at a purchase price of $3.40 per share net to the sellers thereof in cash.

    "ISSUER TENDER OFFER DOCUMENTS" means all documents required to be filed under the Exchange Act and any applicable state law, including, without limitation, a Schedule 13E-4 filed under the Exchange Act, in connection with the Issuer Self Tender; and "ISSUER TENDER OFFER DOCUMENT" means any one such document.

    "MATERIAL ADVERSE EFFECT" means, with respect to any event, occurrence, failure of event or occurrence, change, state of affairs, breach, default, violation, fine, penalty or failure to comply (each, a "CIRCUMSTANCE"), individually or taken together with all other circumstances contemplated by or in connection with any or all of the representations and warranties made in this Agreement, a reduction in the carrying value of assets or an increase in the carrying value of liabilities of the Seller, a decrease in the Seller's stockholders' equity, the creation or increase of a loss contingency (as that term is defined in Statement of Financial Accounting Standards No. 5), a negative adjustment to the Seller's results of operations historically or prospectively or the reduction in the value of any agreement to the Seller of, in each case, $350,000 or more.

    "PREFERRED STOCK DESIGNATION" means the certificate of designation adopted by the Board of Directors of the Seller designating the Preferred Stock in the form of EXHIBIT B attached hereto.

    "PROXY STATEMENT" means the proxy statement with respect to this Agreement, the Investment, the Articles of Incorporation Amendment and the other transactions contemplated by this Agreement, including pursuant to the other Transaction Documents and the Issuer Tender Offer Documents sent to the holders of the Common Stock in compliance with the Exchange Act, and including the information required by Rule 14f-1 under the Exchange Act, as the same may be amended or supplemented in accordance herewith.

    "REGISTRABLE SECURITIES" means the Shares, the Conversion Shares and the Warrant Shares and any other securities issued or issuable (including as a result of the operation of "anti-dilution adjustment" provisions in the Preferred Stock and the Warrant) with respect to the Shares, the Conversion Shares or the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or pursuant to a dividend, distribution or issuance of other assets or securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

    "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement covering the Registrable Securities by and between the Seller and the Purchaser in the form of EXHIBIT F attached hereto, as amended, supplemented and modified from time to time in accordance with the terms thereof.

    "RESTRICTED SECURITY" means any Registrable Security until such Registrable Security (i) has been effectively registered under the Act and disposed of by the Purchaser or any other holder in accordance with a registration statement filed under the Act covering such disposition by the Purchaser or such holder or
(ii) is distributed to the public pursuant to Rule 144 under the Act.

    "SEC" means the Securities and Exchange Commission.

    "SEC DOCUMENTS" means all documents filed by the Seller with the SEC.

    "SECURITIES" means the Shares, the Warrant and the Preferred Stock.

    "SUBSIDIARY" means any corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or other entity analogous to any of the foregoing of which a majority of the equity ownership (whether voting stock, or comparable interest) is, at the time, owned, directly or indirectly by the Seller.

    "TRANSACTION DOCUMENTS" means this Agreement, the Employment Agreements, the Preferred Stock Designation, the Registration Rights Agreement and the Warrant.

    "WARRANT SHARES" means the shares of Common Stock issuable or issued upon exercise of the Warrant pursuant to the terms of this Agreement and the Warrant.

    (b) In addition, the following terms shall have the meanings set forth in the Sections set forth below opposite such terms:

DEFINED TERMS                                  SECTION
- ----------------------------------------  ------------------
Acquisition Proposal....................          7.9
Agreement...............................   First Paragraph
Board Increase..........................          4.1(c)
Closing.................................          2.1
Closing Date............................          2.1
Committee...............................       Recitals
Common Stock............................       Recitals
Compensation and Benefit Plans..........          5.8
Consents................................          4.1(e)
Contracts...............................          5.8
Encumbrances............................          5.3
Environmental Laws......................          5.14
ERISA...................................          5.26
HSR Act.................................          4.1(c)
Indemnified Person......................         11
Investment..............................       Recitals
Licenses................................          5.11
Losses..................................         11
Minnesota BCA...........................       Recitals
Option Plan.............................          5.2
Option Plans............................          5.2
Preferred Stock.........................       Recitals
Programs................................          5.30
Purchase Price..........................          2.2
Purchaser...............................   First Paragraph
Purchaser Indemnified Matter............         11
Purchaser Indemnified Person............         11
Representatives.........................          7.10
Seller..................................   First Paragraph
Seller Indemnified Matter...............         11
Seller Indemnified Person...............         11
Seller Shareholder Approval.............       Recitals
Shares..................................       Recitals
Stock Options...........................          5.2
Trademarks..............................          5.12
Warrant.................................       Recitals

    2.  CLOSING.

    2.1  TIME AND PLACE OF THE  CLOSING.  The transactions described in  Section
2.2 shall occur at a closing (the "CLOSING") which shall take place at the offices of Lindquist & Vennum, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota on the second business day following the first date on which all of the conditions to Closing set forth in Section 4 (other than the conditions set forth in Sections 4.2(c), (d)(i)-(iii) and (f) and 4.3(c) and
(d), which shall be satisfied at the Closing) hereof have first been satisfied or waived in accordance with the terms of this Agreement, or at such other place and time as the Seller and the Purchaser shall agree upon. The "CLOSING DATE" shall be the date the Closing occurs.

    2.2 TRANSACTIONS AT THE CLOSING. At the Closing, subject to the terms and conditions of this Agreement, the Seller shall issue and sell to the Purchaser, and the Purchaser shall purchase, the

Securities. The purchase price for the Securities (the "PURCHASE PRICE") shall, subject to Section 4.1(f), aggregate $41,896,000, which is comprised of (i) $20,000,000 for the Preferred Stock and the Warrant and (ii) $21,896,000 for the Shares. At the Closing, the Seller shall deliver to the Purchaser (i) a certificate or certificates for the Shares, (ii) a certificate for the Warrant and (iii) a certificate or certificates for the Preferred Stock, each in the names, amounts and denominations previously provided to the Seller by the Purchaser against payment by the Purchaser of the Purchase Price by wire transfer at the Closing of federal (same day) funds to an account designated by the Seller.

    3. CONDITIONS TO THE EXECUTION OF THIS AGREEMENT. This Agreement shall not be executed until the following conditions are satisfied (unless expressly waived in writing by the Purchaser):

        (a) RESIGNATION OF DIRECTORS. The Seller shall have provided to the Purchaser letters of resignation, addressed to the Seller (and expressly providing that the Purchaser may rely on such letters) in form and substance satisfactory to the Purchaser and effective immediately upon consummation of the Closing, from S. Marcus Finkle and Sheldon Lieberbaum, each of whom is a member of the current Board of Directors of the Seller.

        (b) INSTALLATION OF NEW DIRECTORS. The Purchaser shall have received resolutions of the Board of Directors of the Seller in the form of EXHIBIT G attached hereto to the effect that each of them will take any action necessary to effect the appointment to the Board of Directors of the Seller, immediately upon consummation of the Closing, of the four nominees of the Purchaser specified on SCHEDULE 3(B) attached hereto or for such other nominees in lieu of any thereof as may otherwise be specified by the Purchaser in writing prior to the Closing Date and agreed to by the Seller, and to the effect that such resolution shall not be rescinded, modified or waived without the prior written approval of the Purchaser.

        (c) DIRECTORS' RESOLUTIONS. The Purchaser shall have received resolutions of the Board of Directors of the Seller, certified by the Secretary of the Seller, in form and substance satisfactory to the Purchaser and evidencing (i) the due authorization of the execution and delivery of this Agreement and the other Transaction Documents, the Investment, the issuance of the Securities, the Conversion Shares and the Warrant Shares and the transactions contemplated hereby and thereby, and (ii) approval of the Articles of Incorporation Amendment, the increase of the size of the Seller's Board of Directors to seven members effective on the Closing Date (the "BOARD INCREASE"), and the amendment of the by-laws of the Seller in the form of EXHIBIT K-1 attached hereto. The Purchaser shall also have received certified resolutions of the Committee in form and substance satisfactory to the Purchaser evidencing the due authorization of this Agreement and the Investment.

        (d) OPINION OF SELLER'S COUNSEL. The Purchaser shall have received an opinion of Lindquist & Vennum, counsel for the Seller, addressed to the Purchaser and in form and substance satisfactory to the Purchaser (i) to the effect of subclauses (i), (ii) and (iii) in the final Recital of this Agreement, and as to the accuracy of subclause (iv) of such Recital, (ii) to the effect that the approval of the shareholders pursuant to the Proxy Statement of the Seller of the Articles of Incorporation Amendment shall, upon the filing of an appropriate amend-ment to the Articles of Incorporation, effectuate the Articles of Incorporation Amendment, (iii) as to the approval and authorization by the Board of Directors of this Agreement and the other Transaction Documents, the Investment, the issuance of the Securities, the Issuer Self-Tender and the related transactions contemplated herein (subject to obtaining the Seller Shareholder Approval),
    (iv) as to the Board Increase on the Closing Date and (v) as to the approval of this Agreement and the Investment by the Committee and to the effect that such approval shall have the legal effect described in the penultimate Recital of this Agreement.

        (e)   EMPLOYMENT  AGREEMENTS.   The Employment  Agreements set  forth as
    Exhibits D and E attached hereto shall have been executed concurrently with the execution of this Agreement.

    4.  CONDITIONS TO THE CLOSING.

    4.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY. The respective obligations of the Purchaser and the Seller to be discharged under this Agreement on or prior to the Closing Date are subject to satisfaction of the following conditions at or prior to the Closing Date (unless expressly waived in writing by the Purchaser and the Seller, to the extent permitted by applicable law, at or prior to the Closing Date):

        (a) SELLER SHAREHOLDER APPROVAL. This Agreement, the Investment, the Articles of Incorporation Amendment and an amendment to the Company's 1995 Stock Option Plan shall have been approved and adopted by the requisite vote of the shareholders of the Seller in accordance with all state and federal law, including the Minnesota BCA, and such approval shall (i) constitute the Seller Shareholder Approval having the legal effects described in the final Recital of this Agreement, (ii) satisfy the shareholder approval requirements of the Nasdaq National Market and (iii) subject to filing of an appropriate amendment to the Articles of Incorporation, effectuate the Articles of Incorporation Amendment.

        (b) NO ORDER. No governmental or regulatory authority or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Investment or the other transactions contemplated hereby or any portion of it illegal or otherwise prohibiting consummation of all or any portion of the Investment or the other transactions contemplated hereby or which has the effect of placing any limitations or restrictions (other than those contemplated by Section 7.1 hereof) on the ability of the Purchaser to (i) vote, dispose of, retain or otherwise act in respect of any of the Securities, the Conversion Shares or the Warrant Shares (other than restrictions imposed by the federal and state securities laws) or (ii) enter into any arrangement or transaction with the Seller or any of its subsidiaries after the acquisition of the Securities, the Conversion Shares or the Warrant Shares.

        (c) HART-SCOTT-RODINO. The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT") with respect to the transactions contemplated by this Agreement shall have expired or been terminated.

        (d) ARTICLES OF INCORPORATION AMENDMENT. An amendment to the Articles of Incorporation of the Seller that satisfies the requirements of Minnesota law effectuating the Articles of Incorporation Amendment shall have been filed by the Seller with the Secretary of State of the State of Minnesota and become effective on the Closing Date.

        (e) CONSENTS AND PERMITS. The Seller shall have received all consents, approvals, authorizations, orders, registrations, filings or qualifications ("CONSENTS") of or with any (A) court or (B) governmental agency or body or
    (C) other third party (whether acting in an individual, fiduciary or other capacity) identified on SCHEDULE 5.9 attached hereto as necessary to be obtained or made prior to the Closing Date in connection with the transactions contemplated by this Agreement and the other Transaction Documents, the Proxy Statement and the Issuer Tender Offer Documents, including the issuance and sale of the Securities to the Purchaser, and shall have provided the Purchaser evidence of the same in form and substance satisfactory to the Purchaser.

        (f) CONSUMMATION OF THE ISSUER SELF-TENDER. The Seller shall have, with the Purchaser's prior written consent (which may not be withheld if all other conditions to the Closing shall have been satisfied or validly waived), accepted for purchase in the Issuer Self-Tender pursuant to the Issuer Tender Offer Documents (without any waiver or modification of any condition contained therein (unless expressly consented to in writing by the Purchaser in its discretion)) an aggregate of 6,440,000 shares of Common Stock at a cash purchase price of $3.40 per share; PROVIDED, HOWEVER, that in the event that an amount of shares of Common Stock less than or greater than

    6,440,000 shares shall have been tendered in the Issuer Self-Tender, the Purchaser and the Seller shall mutually determine and agree upon whether the Seller shall accept for purchase such lesser amount of shares of Common Stock or any portion of the amount of shares of Common Stock in excess of 6,440,000 shares (in addition to the 6,440,000 shares) at a cash purchase price of $3.40 per share in the Issuer Self-Tender, whereupon at the Closing the Purchaser shall pay to the Seller in accordance with Section 2.2 an amount equal to the aggregate cash consideration to be paid by the Seller in the Issuer Self-Tender in lieu of the amount provided for in clause (ii) of the second sentence of Section 2.2, and the aggregate Purchase Price for the Securities referred to in such sentence shall be similarly adjusted so that such aggregate Purchase Price will equal the sum of $20,000,000 plus the amount to be paid at Closing in accordance with this proviso. Upon any agreed upon determination by the Purchaser and the Seller in accordance with the proviso in the preceding sentence, the Seller shall make appropriate changes to the Issuer Tender Offer Documents and extend the Issuer Self-Tender for the period required by applicable law. The Purchaser and the Seller agree that the tendering of at least 5,635,000 shares of Common Stock in the Issuer Self-Tender shall be sufficient to permit them to make the mutual determination and agreement contemplated by the proviso in the second preceding sentence.

        (g) DETERMINATION OF FINDER'S FEE. The aggregate fee payable to Hambrecht & Quist Incorporated referred to in Section 5.19 shall have been determined and agreed to by Hambrecht & Quist Incorporated and such fee shall be satisfactory to each of the Purchaser and the Seller.

        (h) LENDER CONSENTS. Manor Care, Inc. and the Purchaser shall have obtained the consent of its lenders under that certain Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994 to a waiver of (i) the applicability of the covenants therein to the Seller and (ii) any requirement that the Seller provide a guaranty of the obligations under said credit facility.

    4.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to be discharged under this Agreement on or prior to the Closing Date are subject to satisfaction of the following conditions at or prior to the Closing Date (unless expressly waived in writing by the Purchaser, to the extent permitted by applicable law, at or prior to the Closing
Date):

        (a) COMPLIANCE BY THE SELLER. All of the terms, covenants and conditions of this Agreement and the other Transaction Documents to be complied with and performed by the Seller at or prior to the Closing Date shall have been complied with and performed by it, and the representations and warranties made by the Seller in this Agreement and in the other Transaction Documents and in all exhibits, schedules, appendices and attachments to any thereof shall be true and correct at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

        (b)    NO  LEGAL  ACTION.    No  action,  suit,  investigation  or other
    proceeding that (i) relates to the transactions contemplated by this Agreement or any other Transaction Document or by the Proxy Statement or the Issuer Tender Offer Documents or (ii) could reasonably be expected to have a Material Adverse Effect shall have been instituted before any court or instituted or, to the knowledge of the Purchaser, threatened by any governmental body which presents a risk, in the judgment of the Purchaser, of a limitation on, or restraint or prohibition of, the transactions contemplated by this Agreement, any other Transaction Document, the Proxy
    Statement or the Issuer Tender Offer Documents or of the obtaining of damages or other relief in connection therewith by the Purchaser.

        (c) LEGAL OPINION. The Purchaser shall have received at and as of the Closing Date a legal opinion of Lindquist & Vennum, counsel for the Seller, dated the Closing Date addressed to the Purchaser and in form and substance satisfactory to the Purchaser, substantially in the form of EXHIBIT I attached hereto.

        (d)  DELIVERY OF THE TRANSACTION DOCUMENTS AND SECURITIES, ETC.

           (i) The Seller shall have duly authorized, executed and delivered each of the Transaction Documents (other than this Agreement).

           (ii) The Seller shall have duly authorized, issued and delivered the Securities.

          (iii) The Seller shall have executed and delivered all such other documents and certificates as the Purchaser shall reasonably request, evidencing to the reasonable satisfaction of the Purchaser and its counsel such matters as the taking of all necessary corporate action by the Seller in order to consummate the transactions to be consummated by the Seller contemplated by the Transaction Documents, the Proxy Statement and the Issuer Tender Offer Documents.

          (iv) The letters, the resolutions, legal opinion and Employment Agreements attached as Exhibits D and E hereto referred to in Section 3 hereto shall not have been rescinded, modified or waived and shall remain in full force and effect at the Closing Date.

        (e) NO MATERIAL ADVERSE EFFECT. There shall not have occurred, since September 30, 1994, any event, condition, change, occurrence or circumstance, which has had or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect and the Purchaser shall have received a certificate signed by each of the Seller's chief executive officer and chief financial officer (in their capacity as officers of the Seller and not personally), dated the Closing Date, to the same effect as well as certificates of the treasurer, controller and chief operating officer (in their capacity as officers of the Seller and not personally) of the Seller, dated the Closing Date, to the same effect with respect to their respective areas of responsibility.

        (f)  APPOINTMENT OF DIRECTORS.   There shall have been appointed to  the
    Board of Directors of the Seller, effective on the Closing Date, four Directors chosen by the Purchaser in accordance with Section 3(b) hereof.

    4.3 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER. The obligations of the Seller to be discharged under this Agreement at or prior to the Closing Date are subject to satisfaction of the following conditions at or prior to the Closing Date (unless waived by the Seller, to the extent permitted by applicable law, at or prior to the Closing Date):

        (a) COMPLIANCE BY THE PURCHASER. All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Purchaser at or prior to the Closing shall have been complied with and performed by it, and the representations and warranties made by the Purchaser in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

        (b) NO LEGAL ACTION. No action, suit, investigation or other proceeding that relates to the transactions contemplated by this Agreement and the other Transaction Documents, the Proxy Statement or the Issuer Tender Offer Documents shall have been instituted before any court or instituted or, to the knowledge of the Seller, threatened by any governmental body which presents a risk, in the judgment of the Seller, of a limitation on, or restraint or prohibition of, the transactions contemplated by this Agreement, the other Transaction Documents, the Proxy Statement or the Issuer Tender Offer Documents or of the obtaining of damages or other relief in connection therewith.

        (c) LEGAL OPINIONS. The Seller shall have received at and as of such Closing Date legal opinions of Cahill Gordon & Reindel, counsel for the Purchaser, and the General Counsel of Manor Care, Inc., dated the Closing Date addressed to the Seller and in form and substance satisfactory to the Seller, substantially in the form of EXHIBIT J attached hereto.

        (d)  DELIVERY OF THE TRANSACTION DOCUMENTS, ETC.

           (i) The Purchaser shall have duly authorized, executed and delivered each of the Transaction Documents (other than this Agreement) to which the Purchaser is a party.

           (ii) The Purchaser shall have executed and delivered all such other documents and certificates as the Seller shall reasonably request, evidencing to the reasonable satisfaction of the Seller and its counsel such matters as the taking of all necessary corporate action by the Purchaser in order to consummate the transactions to be consummated by the Purchaser contemplated by the Transaction Documents.

    5.   REPRESENTATIONS  AND WARRANTIES  OF  THE  SELLER.   The  Seller  hereby
represents and warrants to the Purchaser on and as of the date hereof and on and as of the Closing Date as follows:

    5.1 ORGANIZATION, GOOD STANDING, POWER, AUTHORITY, ETC. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. The Seller has the full corporate power and authority to execute and deliver this Agreement and each other Transaction Document and, subject to obtaining Seller Shareholder Approval, to perform in a full and timely manner each of its obligations hereunder and thereunder and in respect of the Issuer Self-Tender. The Seller has taken all action required by law, its Articles of Incorporation, its by-laws or otherwise required to be taken by it to authorize the execution, delivery and, subject to obtaining Seller Shareholder Approval, performance by it of this Agreement and each other Transaction Document and in respect of the Issuer Self-Tender. This Agreement has been duly executed and is, and upon execution and delivery thereof at the Closing each of the other Transaction Documents will be, a valid and binding obligation of the Seller. True and complete copies of the Articles of Incorporation and the by-laws of the Seller are attached hereto as EXHIBIT C and EXHIBIT K, respectively. No amendments to the Articles of Incorporation or by-laws of the Seller have been authorized other than the Articles of Incorporation Amendment (subject to approval of the shareholders of the Seller) and the amendment to the by-laws set forth as EXHIBIT K-1 attached hereto (which has been adopted by the Board of Directors of the Seller to become effective at the Closing).

    5.2 CAPITALIZATION, ETC. (a) The authorized capital stock of the Seller consists of (i) 40,000,000 shares of Common Stock, of which as of the date of this Agreement (1) 16,073,819 shares were issued and outstanding and (2) 1,803,850 shares were reserved for future issuance pursuant to outstanding stock options ("STOCK OPTIONS") granted pursuant to the Seller's Stock Option Plan of 1987, as amended, 1995 Stock Option Plan and Employee Stock Purchase Plan (collectively, the "OPTION PLANS" and individually, an "OPTION PLAN"), and such number includes 96,000 shares reserved for issuance upon exercise of warrants to purchase the Seller's Common Stock at an exercise price of $6.00 per share and which expire in January 1996; and (ii) 1,000,000 shares of preferred stock, of which no shares are issued and outstanding. The Seller has no treasury shares. Except as described in SCHEDULE 5.2 attached hereto, as of the date of this Agreement, no shares of capital stock of the Seller are reserved for any purpose. All outstanding shares of capital stock of, or other equity interests in, the Seller have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, the Seller subject to) any preemptive or similar rights created by statute, the charter or bylaws of the Seller, or any agreement to which the Seller is a party or bound.

    (b) Except as set forth in SCHEDULE 5.2 attached hereto, there are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which the Seller is a party relating to the issued or unissued capital stock of the Seller or obligating the Seller to grant, issue or sell any shares of the capital stock of the Seller, by sale, lease, license or otherwise. There are no obligations, contingent or otherwise, of the Seller to (i) repurchase, redeem or otherwise acquire any shares of Common Stock (other than through the Issuer Self-Tender); or (ii) provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), or provide any guarantee with respect to the obligations of, any other person. The Seller (x) does not directly or indirectly own, (y) has no agreements to purchase or otherwise acquire and

(z) does not hold any interest convertible into or exchangeable or exercisable for, any capital stock of or other equity interest in any corporation, partnership, joint venture or other business association or entity. Except as disclosed on Schedule 5.8(a) attached hereto, there are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of the Seller. There are no voting trusts, proxies or other agreements or understandings to which the Seller is a party or by which the Seller is bound with respect to the voting of any shares of capital stock of the Seller.

    (c) The Seller has delivered to the Purchaser complete and correct copies of each of the Option Plans, including all amendments thereto. SCHEDULE 5.2 attached hereto sets forth a complete and correct list of all outstanding options setting forth (i) the exercise price of each outstanding Stock Option,
(ii) the number of Stock Options exercisable, and (iii) a general description of the vesting schedules of the Stock Options. SCHEDULE 5.2 attached hereto sets forth a complete and correct list of all restricted stock awards including the recipients and the number of shares received or to be received by each.

    5.3 TITLE TO SHARES ACQUIRED IN ISSUER SELF-TENDER. Upon consummation of the Issuer Self-Tender, the Seller will be the lawful beneficial owner of all the shares of Common Stock acquired upon consummation of the Issuer Self-Tender, free and clear of all liens, claims, charges, encumbrances, restrictions, rights and options to purchase, voting trusts or agreements, calls and commitments of any kind (collectively, "ENCUMBRANCES").

    5.4 REGISTRATION RIGHTS. The Purchaser shall, by virtue of its purchase of Securities hereunder or conversion of the Preferred Stock for Conversion Shares or exercise of the Warrant for Warrant Shares, be a holder of Registrable Securities, as defined in the Registration Rights Agreement, and be entitled to the rights of such a holder under such Registration Rights Agreement.

    5.5 PROXY STATEMENT AND ISSUER TENDER OFFER DOCUMENTS; SEC DOCUMENTS. Each of the Proxy Statement and each Issuer Tender Offer Document will comply in all material respects with the Exchange Act. None of the Proxy Statement or any Issuer Tender Offer Document will include any untrue statement of a material fact or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each SEC Document, as of the date of its filing with the SEC, complied as to form in all material respects with the requirements of the Act and Exchange Act and did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    5.6 AUTHORITY AND QUALIFICATION OF THE SELLER. The Seller has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the SEC Documents, the Proxy Statement and the Issuer Tender Offer Documents and as currently owned, leased or conducted. The Seller is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, other than any failure to be so qualified or in good standing as would not, singly or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect.

    5.7  NO SUBSIDIARIES.  The Seller has no Subsidiaries.

    5.8 NO CONTRAVENTION, CONFLICT, BREACH, ETC. The execution, delivery and performance of each Transaction Document by the Seller and the consummation of the transactions herein and therein contemplated to be performed by the Seller, and the consummation of the Issuer Self-Tender, do not and will not constitute or result in (1) a breach or violation of, or a default under, the Articles of Incorporation or by-laws of the Seller, (2) a breach or violation of, a default under or an event triggering any payment or other obligation pursuant to, any of the Seller's existing bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, stock appreciation rights, all employment or severance contracts, and all similar arrangements of the Seller (the "COMPENSATION AND BENEFIT PLANS") or any grant or award made under any of the foregoing, (3) a breach, violation or event triggering a right of termination of, or a default under, or the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time or both) pursuant to any provision of any agreement, lease of real or personal property, marketing agreement, contract, note, mortgage, indenture, arrangement or other obligation ("CONTRACTS") of the Seller or any law, rule, ordinance or regulation or judgment, decree, order or award to which the Seller is subject or any governmental or non-governmental authorization, consent, approval, registration, franchise, license or permit under which the Seller conducts any of its business, or (4) any other change in the rights or obligations of any party under any of the Seller's Contracts. Set forth on SCHEDULE 5.8(A) attached hereto is a true and complete list of all Compensation and Benefit Plans. Set forth on SCHEDULE 5.8(B) attached hereto is a true and complete list of all Contracts having a value or imposing remaining obligations on the Seller of at least $150,000.

    5.9 CONSENTS. Except as required by the HSR Act and the Seller Shareholder Approval, no Consent of or with any (A) court or (B) government agency or body or (C) other third party (whether acting in an individual, fiduciary or other capacity) is required for the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, the Proxy Statement or the Issuer Tender Offer Documents to be performed by the Seller, except (1) such as have been obtained and made and are in full force and effect or such others as will be obtained or made prior to the Closing (all of which consents, approvals, etc. are described in SCHEDULE 5.9 attached hereto) and (2) such as may be required under the Act and state securities laws in connection with the performance by the Seller of its obligations under the Registration Rights Agreement.

    5.10 NO EXISTING VIOLATION, DEFAULT, ETC. The Seller is not in violation of (A) its Articles of Incorporation or by-laws or (B) any applicable law, ordinance, administrative or governmental rule or regulation (except for any violations, singly or in the aggregate, which do not have a Material Adverse Effect and except as set forth on SCHEDULE 5.30 attached hereto) or (C) any order, decree or judgment of any court of governmental agency or body having jurisdiction over the Seller. No event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by the Seller of the transactions contemplated by any Transaction Document, the Proxy Statement or the Issuer Tender Offer Documents, will exist, under any Contract or any lease, permit, license or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the properties, assets or operations of the Seller is subject (except for any events of default or other defaults which, singly or in the aggregate, do not have a Material Adverse Effect). The Seller has appropriate policies in effect requiring that each employee of the Seller be instructed and directed as to the scope of any medical License that the Seller is permitted to provide services under and, to the best knowledge of the Seller, there are no material violations of such policies by any employee of the Seller.

    5.11 LICENSES AND PERMITS. The Seller has such certificates, permits, licenses, franchises, consents, approvals, orders, authorizations and clearances from appropriate governmental agencies and bodies ("LICENSES") as are necessary to own, lease or operate its properties and to conduct its business in the manner described in the SEC Documents, the Proxy Statement and the Issuer Tender Offer Documents and as presently conducted and all such Licenses are valid and in full force and effect, other than any failure to have any such License or any failure of any such License to be valid and in full force and effect as would not, singly or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect. The Seller is in compliance with its obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Licenses, other than any such failure to be in compliance with such obligations or any such revocation or termination as would not, singly or in the aggregate with all such other failures, revocations or terminations, reasonably be expected to have a Material Adverse Effect. The Seller has no knowledge of any facts or circumstances that could result in an inability of the Seller to renew any License. Neither the execution and delivery by the Seller of any of the Transaction Documents nor the consummation of any of the transactions contemplated herein or therein (including the conversion of the Preferred Stock and the exercise of the Warrant) will result in any revocation or termination of any License or any requirement that the Purchaser be licensed in respect of any of the Seller's Licenses. Set forth on SCHEDULE 5.11 attached hereto is a true and complete list of all Licenses held by the Seller and the expiration date of each such License.

    5.12 TRADEMARKS. Except as set forth on SCHEDULE 5.12 attached hereto, the Seller owns or has obtained valid licenses for all trademarks, trademark registrations and trade names described in the SEC Documents, Proxy Statement and Issuer Tender Offer Documents as being owned, licensed or used by the Seller or that are necessary for the conduct of its business as described in the SEC Documents, Proxy Statement and Issuer Tender Offer Documents (collectively, "TRADEMARKS"), other than any such Trademark the failure of which to own or obtain as would not, singly or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect and the Seller is not aware, after due inquiry, of any claim to the contrary or any challenge by any third party to the rights of the Seller with respect to any such Trademarks or to the validity or scope of any such Trademarks, which claims or challenges would, singly or in the aggregate with all other claims or challenges, reasonably be expected to have a Material Adverse Effect; and the Seller does not have any claim against a third party with respect to the infringement by such third party of any such Trademarks, which infringements would, singly or in the aggregate with all such other infringements, reasonably be expected to have a Material Adverse Effect.

    5.13 TITLE TO PROPERTIES. The Seller has good and marketable title to all properties (real and personal) owned by the Seller which are necessary for the conduct of the business of the Seller as set forth in the SEC Documents, the Proxy Statement and the Issuer Tender Offer Documents and as currently conducted free and clear of any mortgage, pledge, lien, security interest, claim or encumbrance of any kind that would, except to the extent described on SCHEDULE
5.13 attached hereto, materially interfere with the conduct of the business of the Seller, and all properties held under lease by the Seller are held under valid, subsisting and enforceable leases, other than any failure of any such lease to be valid, subsisting or enforceable as would not, singly or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect.

    5.14 ENVIRONMENTAL MATTERS. (a) The properties, assets and operations of the Seller are in full compliance with all applicable federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety and to the protection and clean-up of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (collectively, "ENVIRONMENTAL LAWS"), other than any such failure to be in compliance as would not, singly or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that, as to the handling, disposal, transportation or release of hazardous materials by persons other than the Seller, the foregoing representation is subject to the knowledge of the Seller. With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Seller that may interfere with or prevent compliance or continued compliance in all material respects with applicable Environmental Laws, other than any such interference or prevention as would not, singly or in the aggregate with any such other interference or prevention, reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Seller, it is not the operator of any underground storage tanks (as defined below) located upon and/or serve any of the Seller's premises. "Underground storage tank" for the purposes of this Agreement shall mean any one or combination of tanks, including appurtenant pipes, lines, fixtures and other related equipment, used to contain an accumulation of hazardous materials, the volume of which, including the volume of the appurtenant pipes, lines, fixtures and other related equipment, is ten percent (10%) or more below the ground. The term "HAZARDOUS MATERIALS" shall mean those substances, including any medical wastes, that are regulated by or form the basis for liability under any applicable Environmental Laws.

    (b) The Seller is not, to the best of Seller's knowledge, the subject of any federal, state, local or foreign investigation, and the Seller has not received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim), nor entered into any negotiations or agreements with any third party, relating to any liability or remedial action or potential liability or remedial action under Environmental Laws, nor are there any pending, anticipated or, to the best knowledge of the Seller, threatened actions, suits or proceedings against or affecting the Seller or its properties, assets or operations, in connection with any such Environmental Laws.

    5.15 TAXES. For purposes of this Section 5.15, "TAX" or "TAXES" shall mean all federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to subcontractors (to the extent required under applicable tax law), and also including all interest, penalties and additions imposed with respect to such amounts. Except for liabilities and penalties which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and except as set forth on SCHEDULE 5.15 attached hereto, (i) all tax returns, statements, reports and forms (including estimated tax returns and reports) required to be filed with any taxing authority by or on behalf of the Seller (collectively, the "RETURNS") have been or will be filed when due in accordance with all applicable laws except where failure so to file would not subject the Seller to liabilities or penalties; (ii) as of the time of filing, the Returns correctly reflected (and, as to any Returns not filed as of the date hereof, will correctly reflect) the facts regarding the income, business, assets, operations, activities and status of the Seller and any other information required to be shown therein;
(iii) the Seller has timely paid, withheld or made provision for all taxes shown as due and payable on the Returns that have been filed; (iv) the Seller has made or will on or before the Closing Date make provision for all taxes payable by the Seller for any tax period (or portion thereof) ending on or before the Closing Date for which no Return has yet been filed; (v) the charges, accruals and reserves for taxes with respect to the Seller for any tax period (or portion thereof) ending on or before the Closing Date reflected on the books of the Seller are adequate to cover such taxes; (vi) all Returns have been filed with respect to taxable years of the Seller through the taxable years ended September 30, 1994; (vii) the Seller is not delinquent in the payment of any tax or has requested any extension of time within which to file or send any Return, which Return has not since been filed or sent; (viii) the Seller (or any member of any affiliated or combined group of which the Seller is or has been a member) has not granted any extension or waiver of the limitation period applicable to any Returns; (ix) there is no claim, audit, action, suit, proceeding or investigation now pending or threatened against or with respect to the Seller of which the Seller is aware in respect of any tax or assessment; and (x) there are no liens for taxes upon the assets of the Seller except liens for current taxes not yet due. References to the Seller in this Section 5.15 shall be deemed to include references to any former Subsidiaries of the Seller at the time such were Subsidiaries of the Seller.

    5.16 LITIGATION. Except as set forth on SCHEDULE 5.16 attached hereto, there are no pending actions, suits, proceedings or investigations by, against or affecting the Seller or any of its properties, assets or operations, or with respect to which the Seller is responsible by way of indemnity or otherwise, that are required under the Exchange Act to be described in the SEC Documents filed prior to the date of this Agreement which are not so described. No pending or, to the knowledge of the Seller, threatened actions, suits, proceedings or investigations by, against or affecting the Seller or any of its properties, assets or operations, or with respect to which the Seller is responsible by way of indemnity or otherwise, whether or not disclosed in such SEC Documents, (x) would, except as set forth on SCHEDULE 5.16 attached hereto, singly or in the aggregate with all such other actions, suits, investigations or proceedings, reasonably be expected to have a Material Adverse Effect, or (y) could adversely affect the ability of the Seller to perform its obligations under this Agreement or any other Transaction Document or in respect of the Issuer Self-Tender; and, to the best knowledge of the Seller after due inquiry, no such actions, suits, proceedings or investigations are threatened or contemplated and there is no reasonable basis, to the best knowledge of the Seller after due inquiry, for any such action, suit, proceeding or investigation whether or not threatened or contemplated. The Seller has previously disclosed to the Purchaser all claims known to it for medical malpractice, if any, to which the Seller is subject.

    5.17 LABOR MATTERS. No labor disturbance by the employees of the Seller exists or, to the knowledge of the Seller, is threatened. The Seller is not a party to any collective bargaining agreements or similar agreements or arrangements with any labor organization or labor representative. To the best of the Seller's knowledge, no union organizing activities with respect to any of the Seller's employees are occurring or threatened.

    5.18 CONTRACTS. All of the Seller's material contracts that are required to be described in the SEC Documents, the Proxy Statement or the Issuer Tender Offer Documents, or to be filed as exhibits thereto, are in full force and effect. Neither the Seller nor, to the best knowledge of the Seller, any other party is in breach of or default under any such contracts except for such breaches and defaults by parties other than the Seller which, singly or in the aggregate, have not had and would not have a Material Adverse Effect.

    5.19 FINDER'S FEES. No broker, finder or other party is entitled to receive from the Seller any investment banking fee, financial advisory fee, dealer manager fee, finder's fee, brokerage fee, proxy or other solicitation fee, success fee, or any other fee, commission, payment, indemnity or expense reimbursement or other consideration as a result of the transactions contemplated by this Agreement, the Proxy Statement or the Issuer Tender Offer Documents, except that the Seller has agreed to pay Hambrecht & Quist Incorporated certain fees.

    5.20 FINANCIAL STATEMENTS. The audited consolidated financial statements and related schedules and notes included in the SEC Documents, and to be included in the Proxy Statement and the Issuer Tender Offer Documents, comply and, in the case of the Proxy Statement and the Issuer Tender Offer Documents, will comply in all material respects with the requirements of the Exchange Act and the Act and the rules and regulations of the SEC thereunder, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of the Seller at the dates and for the periods presented. The unaudited quarterly consolidated financial statements and the related notes included in the SEC Documents, and to be included in the Proxy Statement and the Issuer Tender Offer Documents, present and will present fairly the consolidated financial condition, results of operations and cash flows of the Seller at the dates and for the periods to which they relate, subject to year-end audit adjustments (consisting only of normal recurring accruals), have been and will have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and have been and will have been prepared on a basis substantially consistent with that of the audited financial statements referred to above except as otherwise stated therein. No additional adjustment to the recorded book value of the Seller's consolidated assets as reflected on its December 31, 1994 balance sheet is necessary or appropriate.

    5.21 NO MATERIAL ADVERSE CHANGE. (a) Except as set forth on SCHEDULE 5.21 attached hereto, since September 30, 1994 (i) the Seller has conducted its business in the ordinary course and has not incurred any material liability or obligation (indirect, direct or contingent) or entered into any material oral or written agreement or other transaction that is not in the ordinary course of business (other than the Transaction Documents and the Issuer Self-Tender) or that could reasonably be expected to result in any Material Adverse Effect; (ii) the Seller has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (iii) there has been no material change in the indebtedness of the Seller, no change in the capital stock of the Seller and no dividend or distribution of any kind declared, paid or made by the Seller on any class of its capital stock; (iv) there has been no event or condition which has caused a Material Adverse Effect, nor any development, occurrence or state of facts or circumstances that could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (v) there has been no amendment, modification or supplement to any material term of any Contract required to be identified on SCHEDULE 5.8(B) attached hereto or any equity security; and (vi) there has been no material change by the Seller in accounting principles, practices or methods.

    (b) Since September 30, 1994, other than in the ordinary course of business consistent with past practice and other than the Employment Agreements, there has not been any increase in the compensation or other benefits payable, or which could become payable, by the Seller, to its officers or key employees, or any amendment of any of the Compensation and Benefit Plans.

    5.22 INVESTMENT COMPANY. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    5.23 CONTINGENT LIABILITIES. Except as fully reflected or reserved against in the financial statements included in the SEC Documents filed immediately prior to the date of this Agreement, or disclosed in the footnotes contained in such financial statements, the Seller had no liabilities (including tax liabilities) at the date of such financial statements, absolute or contingent, that were material either individually or in the aggregate to the Seller.

    5.24 NO CHANGE OF CONTROL PUTS. Neither the execution and delivery by the Seller of any of the Transaction Documents (including this Agreement) nor the consummation of any of the transactions contemplated thereunder or hereunder including the conversion of the Preferred Stock and/or the exercise of the Warrant, nor the consummation of the Issuer Self-Tender, gives rise to any obligation of the Seller to, or any right of any holder of any security of the Seller to, require the Seller to, purchase, offer to purchase, redeem or otherwise prepay or repay any such security, or deposit any funds to effect the same.

    5.25 EXEMPTION FROM REGISTRATION; RESTRICTIONS ON OFFER AND SALE OF SAME OR SIMILAR SECURITIES. Assuming the representations and warranties of the Purchaser set forth in Section 6.3 are true and correct, the offer and sale of the Securities made pursuant to this Agreement will be exempt from the registration requirements of the Act. Neither the Seller nor any person acting on behalf of the Seller has, in connection with the offering of the Securities, engaged in
(A) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Act), (B) any manner involving a public offering within the meaning of Section 4(2) of the Act, or (C) any action which would require the registration of the offering and sale of the Securities pursuant to this Agreement under the Act or which would violate applicable state securities or "blue sky" laws. The Seller will not, directly or indirectly, make any offer or sale of Securities or of securities of the same or a similar class as the Securities if as a result the offer and sale of Securities contemplated hereby could fail to be entitled to exemption from the registration requirements of the Act. As used herein, the terms "OFFER" and "SALE" have the meanings specified in Section 2(3) of the Act.

    5.26 ERISA. Except as listed in SCHEDULE 5.8(A) attached hereto, neither the Seller nor any of its ERISA Affiliates maintains or sponsors, nor is it required to make contributions to nor does it otherwise have any liability with respect to, any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan or other similar plan, agreement, or policy, whether or not such plan is intended to be qualified under Section 401(a) of the Code, including, without limitation, any employee benefit plan within the meaning of Section 3(3) of ERISA (the "Plans"). The Seller and its ERISA Affiliates are in compliance in all material respects with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "CODE") and all other applicable statutes and governmental rules and regulations with respect to the Plans. To the best knowledge of the Seller, after due inquiry, there are no actions, suits or claims pending or threatened (other than routine claims for benefits) with respect to any Plan. Neither the Seller nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under or pursuant to Title IV of ERISA. Except for the Supplemental Executive Retirement Plan listed on SCHEDULE 5.8(A) attached hereto, each Pension Plan is intended to qualify under Section 401(a) of the Code and has received a favorable determination letter from the Internal Revenue Service as to such qualification that addresses plan provisions required by the Tax Reform Act of 1986 and have been amended to comply with subsequent federal income tax legislation (other than P.L. 103-465), and with respect to each such Pension Plan intended to be so qualified, Seller is not aware of any event or condition which would cause such Pension Plan to fail to be so qualified. No prohibited transactions described in Section 406 of ERISA or Section 4975 of the Code have occurred which could result in material liability to the Seller. The consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits (except as contemplated in the Employment Agreements) or accelerate the vesting or timing of payment of any benefits or compensation (except as contemplated in the Employment Agreements) payable to or in respect of any employee of the Seller. The transactions contemplated by this Agreement will not result in any "parachute payments" (within the meaning of Section 280G(b) of the Code). As used herein the term "PENSION PLAN" means a "pension plan", as such term is defined in
Section 3(1) of ERISA (other than a Multiemployer Plan) established or maintained by the Seller or any of its ERISA Affiliates or as to which the Seller or any of its ERISA Affiliates has contributed or otherwise may have any liability. "MULTIEMPLOYER PLAN" means a "multiemployer plan", as such term is defined in Section 4001(a)(3) of ERISA to which the Seller or any of its ERISA Affiliates is or has been obligated to contribute or otherwise may have any liability. "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which is under common control or would be considered a single employer with the Seller within the meaning of Section 414(b), (c), (m) or (o) of the Code and the regulations promulgated under those sections.

    5.27 SECURITIES. (a) The Shares, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and will be free of preemptive or similar rights and Encumbrances (except as provided in Section 7.1 hereof).

    (b) The Warrant, when executed, issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and will be free of preemptive or similar rights and any Encumbrances (except as provided in Section 7.1 hereof), and will be a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

    (c) The Preferred Stock, when issued and delivered to and paid for by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and will be free of preemptive or similar rights and Encumbrances (except as provided in Section 7.1 hereof).

    (d) The Conversion Shares and the Warrant Shares (in sufficient amounts to satisfy the initial conversion and exercise requirements of the Preferred Stock and the Warrant) have been duly reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrant, as the case may be, and have been duly authorized by the Seller and, when issued upon such exercise or conversion in accordance with the terms of the Preferred Stock or the Warrant, as the case may be, will be validly issued, fully paid and nonassessable, and such shares will be free of preemptive or similar rights and Encumbrances (except as provided in Section 7.1 hereof).

    5.28 NO MATERIAL MISSTATEMENT. No exhibit, schedule or certificate furnished or to be furnished by or on behalf of the Seller to the Purchaser in connection with any Transaction Document contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements, in light of the circumstances under which they are made by the Seller, not misleading. Any assumptions, projections, forecasts or other estimates of future results provided to the Purchaser by the Seller were prepared by the Seller in good faith on a basis believed by it to be reasonable and in a manner consistent with similar projections, forecasts or other estimates previously prepared by the Seller.

    5.29 INSURANCE COVERAGE. The Seller has insurance policies and fidelity bonds covering its assets, business, equipment, properties, operations, employees, officers and directors of the type and in amounts customarily carried by persons conducting business similar to that of the Seller. All premiums due and payable under all such policies and bonds have been paid, and the Seller is otherwise in full compliance with the terms and conditions of all such policies and bonds, except where the failure to have made payment or to be in full compliance would not reasonably be expected to result in a Material Adverse Effect. The reserves established by the Seller in respect of all matters as to which the Seller self-insures, including for workers' compensation and workers' medical coverage, are adequate and appropriate, except as set forth on Schedule
5.29. Set forth on SCHEDULE 5.29 attached hereto is a true and complete list of all insurance policies, fidelity bonds and self-insurance provisions of the Seller.

    5.30 THIRD-PARTY PAYMENT. (a) The Seller is a certified participating provider in and under all federal Medicare and Medicaid programs and, to the extent required, all other third-party payment programs from which it receives revenues (collectively, "PROGRAMS"). No action, investigation or proceeding is pending, or to the best of the Seller's knowledge, after due inquiry, threatened to suspend, limit, terminate, condition, or revoke the status of the Seller as a provider in any such Program, and the Seller has not been provided notice by any third-party payor or any administrator on behalf thereof of its intention to suspend, limit, terminate, revoke, condition or fail to renew in whole or in part or which action, investigation, proceeding, suspension, limitation, termination, revocation, condition, or failure of renewal, would, singly or in the aggregate, have a Material Adverse Effect, except as expressly set forth in
Schedule 5.30 attached hereto.

    (b) The Seller has filed on a timely basis all claims, cost reports or annual filings required to be filed pursuant to any federal or state governmental or regulatory authority (including pursuant to the Social Security
Act) to secure payments for services rendered by it under any Program, except where the failure to file such claim, report or other filing would not, singly or in the aggregate, have a Material Adverse Effect. The Seller has provided the Purchaser access to all such cost reports. Except as expressly set forth on
Schedule 5.30 attached hereto, the Seller has paid, or caused to be paid, all refunds, discounts, adjustments, or amounts owing that have become due pursuant to such claims, reports or filings, and the Seller does not have any knowledge or notice of any material changes required to be made to any cost reports, claims or filings made by them for any period or of any deficiency in any such claim, report, or filing, except for changes and deficiencies that, singly or in the aggregate, would not have a Material Adverse Effect.

    (c) The Seller has not received any notice of pending or threatened investigations by any Program which poses a risk to the Seller's participation in any Program or, except as disclosed on SCHEDULE 5.30 attached hereto, may result in any adjustments to reimbursements that have been paid. All billing practices by the Seller to all third-party payors, including under all state and federal Programs and with private insurance companies, have been in material compliance with all applicable laws, regulations and, to the best knowledge of the Seller, policies of all such third-party payors, except for disputed or contested matters identified on SCHEDULE 5.30 attached hereto. Neither the Seller, nor any Affiliate thereof, nor any director, officer or employee thereof, is a party to any contract, lease, agreement or arrangement, including any joint venture or consulting agreement with any physician, hospital, nursing facility, home health agency or other person who is in a position to make or influence referrals to or otherwise generate business for the Seller to provide services, lease space, lease equipment or engage in any other venture or activity which is prohibited by law or regulations, except as set forth on
SCHEDULE 5.30 attached hereto. Set forth on SCHEDULE 5.30 attached hereto is an accurate and complete description of all disputes or contested matters relating to the Seller's participation in any Medicare or Medicaid Program.

    6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Seller that:

    6.1 ORGANIZATION, GOOD STANDING, POWER, AUTHORITY, ETC. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full power and authority to execute and deliver this Agreement and each other Transaction Document (to the extent it is a party thereto), and to perform its obligations under this Agreement and each other Transaction Document (to the extent it is a party thereto). The Purchaser has taken all action required by law, the Purchaser's certificate of incorporation (if applicable), its by-laws (if applicable) or otherwise required to be taken by it to authorize the execution and delivery of each Transaction Document (to the extent it is a party thereto) and the consummation of the transactions contemplated hereby and thereby to be performed by it as of or on the Closing Date. This Agreement has been duly executed and is, and upon execution and delivery thereof at the Closing each of the other Transaction Documents (to the extent it is a party thereto) will be, a valid and binding obligation of the Purchaser.

    6.2 NO CONFLICTS; NO CONSENTS. Neither the execution and delivery of this Agreement or any other Transaction Document by the Purchaser nor the consummation by the Purchaser of the Investment contemplated hereby or thereby will (a) conflict with, or result in a breach of, any provision of its certificate of incorporation or by-laws or (b) assuming that the waiting period under the HSR Act has expired or been terminated, violate any statute or law or any judgment, order, writ, injunction, decree, rule or regulation applicable to the Purchaser and/or any of its subsidiaries. Except as contemplated by this Agreement, no Consent of any governmental or regulatory authority is required in connection with the execution and delivery of, and the performance by the Purchaser of its obligations under, this Agreement or any other Transaction Document to which it is a party (except such as have been obtained or made).

    6.3 PURCHASE FOR INVESTMENT. The Purchaser is purchasing the Securities for investment in an unregistered private placement for its own account and not with a view to, or for sale in connection with, any distribution thereof which would be in violation of the Act; PROVIDED HOWEVER, that the disposition of the Securities, the Conversion Shares and the Warrant Shares shall at all times be within the sole discretion of the Purchaser.

    6.4 FINANCIAL STATEMENTS. The audited consolidated financial statements and related schedules and notes included or incorporated by reference in the annual report on Form 10-K for the most recent fiscal year of Manor Care, Inc., of which the Purchaser is a wholly owned subsidiary ("Manor Care"), filed by Manor Care with the SEC comply in all material respects with the requirements of the Exchange Act, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of Manor Care at the dates and for the periods presented. The unaudited quarterly consolidated financial statements and the related notes included in the quarterly report on Form 10-Q filed by Manor Care with the SEC for the most recent fiscal quarter of Manor Care ended after the end of its most recent fiscal year present fairly the consolidated financial condition, results of operations and cash flows of Manor Care at the dates and for the periods to which they relate, subject to year-end audit adjustments (consisting only of normal recurring accruals), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and have been prepared on a basis substantially consistent with that of the audited financial statements referred to above except as otherwise stated therein. The Purchaser is not in material violation of any material law or material governmental rule or regulation known to the Purchaser to be applicable to it.

    6.5 FINDER'S FEES. No broker, finder or other party is entitled to receive from the Purchaser any investment banking fee, financial advisory fee, dealer manager fee, finder's fee, brokerage fee, proxy or other solicitation fee, success fee, or any other fee, commission, payment, indemnity or expense reimbursement or other consideration as a result of the transactions contemplated by this Agreement, the Proxy Statement or the Issuer Tender Offer Documents.

    6.6 PROVISION OF INFORMATION. The information to be provided by the Purchaser to the Seller in the information statement to be delivered pursuant to
Section 302A.671 (Subdivision 2) of the Minnesota BCA, and any information expressly so required by the Exchange Act to be furnished by the Purchaser for inclusion in the Proxy Statement or the Issuer Tender Offer Documents, will contain the information so required with respect thereto, and the factual information provided therein will not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. The Purchaser will promptly notify the Seller in writing of any material change in any of the information so provided.

    7.  COVENANTS OF THE PARTIES.

    7.1 RESTRICTION ON TRANSFER. The Purchaser represents and warrants to and agrees with the Seller that the Purchaser will not dispose of any of the Securities, Warrant Shares or Conversion Shares, except pursuant to (i) an effective registration statement under the Act or (ii) an applicable exemption from registration under the Act. In connection with any disposition by the Purchaser pursuant to clause (ii) of the preceding sentence, the Purchaser shall furnish to the Seller an opinion of counsel reasonably satisfactory to the Seller to the effect that such exemption from registration is available in connection with such sale.

    7.2 CERTIFICATES FOR SECURITIES, CONVERSION SHARES AND WARRANT SHARES TO BEAR LEGENDS. (A) So long as the Securities are Registrable Securities (treating the Warrants and the Preferred Stock as Registrable Securities for purposes of this Section 7.2) the Securities shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend by which each holder thereof shall be bound:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF] MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IN HOME HEALTH, INC. TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

    (B) So long as the Conversion Shares or the Warrant Shares are Registrable Securities the Conversion Shares or the Warrant Shares or other securities issued upon conversion of the Securities shall, unless previously issued pursuant to an effective registration statement under the Act, be subject to a stop-transfer order and the certificate or certificates evidencing any such Conversion Shares or Warrant Shares or other securities shall bear the following legend by which each holder thereof shall be bound:

    "THE SHARES OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IN HOME HEALTH, INC. TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

    7.3 REMOVAL OF LEGENDS. After termination of the requirement that all or part of such legend be placed upon a certificate representing any of the Securities, the Conversion Shares or the Warrant

Shares, the Seller shall, upon receipt of evidence reasonably satisfactory to it that such requirement has terminated and upon the written request of the holders of any of the Securities, Conversion Shares or Warrant Shares, to issue certificates for the Securities, Conversion Shares or Warrant Shares, as the case may be, issue Securities, Conversion Shares or Warrant Shares, as the case may be, that do not bear such legend.

    7.4 PRE-CLOSING ACTIVITIES. From and after the date of this Agreement until the Closing, the Seller and the Purchaser shall act with good faith towards, and shall use their best efforts to consummate, the purchase and sale contemplated by this Agreement, and neither the Seller nor the Purchaser will take any action that would prohibit or impair its ability to consummate the purchase and sale contemplated by this Agreement; PROVIDED, HOWEVER, that nothing in this Section 7.4 shall be deemed to be in derogation of Section 8. The Seller will use its best efforts to obtain or make each of the consents, approvals, authorizations, filings, registrations, etc. as are set forth on
SCHEDULE 5.9 attached hereto and which shall not have been obtained or made prior to the execution of this Agreement. The Seller will not amend, modify, extend, withdraw or terminate the Issuer Self-Tender without the prior approval of the Purchaser; provided, that, upon a termination of this Agreement pursuant to Section 8, the Seller may take any action contemplated by this sentence.

    7.5 INFORMATION. So long as any Security, Conversion Share or Warrant Share is outstanding, the Seller shall file with the SEC the annual reports, quarterly reports and the information, documents and other reports that are required to be filed with the SEC pursuant to Sections 13 and 15 of the Exchange Act, whether or not the Seller has or is required to have a class of securities registered under the Exchange Act and whether or not the Seller is then subject to the reporting requirements of the Exchange Act, at the time the Seller is or would be required to file the same with the SEC and, within 30 days after the Seller is or would be required to file such reports, information or documents with the SEC, to mail copies of such reports, information and documents to the holders of the Securities, Conversion Shares or Warrant Shares.

    7.6 FURTHER ASSURANCES. Subject to Section 8 hereof, each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby, including, without limitation, making application as soon as practicable hereafter for all consents and approvals required in connection with the transactions contemplated hereby and diligently pursuing the receipt of such consents and approvals in good faith thereafter.

    7.7 SHAREHOLDERS' MEETING; PROXY STATEMENT AND ISSUER TENDER OFFER DOCUMENTS. (a) The Seller shall, as promptly as practicable, call and convene a meeting of the holders of its voting stock and shall recommend, and shall use its best efforts (including the preparation and circulation of the Proxy Statement) to obtain, the approval of such holders of the transactions contemplated by this Agreement.

    (b) Neither the Proxy Statement nor any Issuer Tender Offer Document shall be filed with the SEC, and no amendment or supplement to the Proxy Statement or any Issuer Tender Offer Document shall be filed with the SEC, without prior consultation with the Purchaser and its counsel or if the Purchaser shall not be reasonably satisfied with the contents of any such document, amendment or supplement. If any event shall occur, condition exist or information become known the effect of which would be to cause the Proxy Statement or any Issuer Tender Offer Document to contain any untrue statement of material fact or omit to state any material fact required to be stated therein in order to make the statement contained therein not misleading, the Seller shall, subject to prior consultation with the Purchaser and its counsel, promptly amend or supplement the Proxy Statement or Issuer Tender Offer Document to correct such misstatement or omission. The Seller shall notify the Purchaser promptly of the receipt by it of any comments from the SEC or its staff and of any request by the SEC for amendments or supplements to the Proxy Statement or any Issuer
Tender Offer Document and shall supply the Purchaser with copies of all correspondence between it and its representatives, on the one hand, and the SEC or the members of its staff, on the other hand, with respect to the Proxy Statement or any Issuer Tender Offer Document.

    7.8 HART-SCOTT-RODINO. To the extent applicable, the Seller and the Purchaser shall make all filings and furnish all information required by the HSR Act with respect to the transactions contemplated by the Transaction Documents, the Proxy Statement and the Issuer Tender Offer Documents and shall use their best efforts to obtain the early termination of the waiting period thereunder; PROVIDED, HOWEVER, that neither the Seller nor the Purchaser shall be required to agree to dispose of or hold separate any portion of its business or assets.

    7.9  ACQUISITION PROPOSALS.  The  Seller agrees that, prior to the  Closing, neither the Seller nor any of its officers, directors or employees nor any agents, consultants, financial advisors, attorneys or accountants for any of them shall initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to stockholders of the Seller) with respect to, or that may reasonably be expected to lead to (i) a tender offer or exchange offer for any securities of the Seller, (ii) a merger, consolidation, business combination, share exchange or similar transaction involving the Seller, (iii) any purchase, lease, exchange, pledge, mortgage, transfer or other disposition of at least 20% of the assets of, or any equity securities of, the Seller (except for pledges of assets to commercial lenders in connection with a commercial lending arrangement), (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or (v) any agreement or arrangement to engage in any of the foregoing with any person or persons other than the Purchaser (any of the foregoing being hereinafter referred to as an "ACQUISITION PROPOSAL") or engage in any negotiations concerning, or provide any information or data to or have any discussions with any person relating to, an Acquisition Proposal, or otherwise facilitate directly or indirectly any effort or attempt to make or implement an Acquisition Proposal. The Seller will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. The Seller will take the necessary steps to inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 7.9. The Seller will notify the Purchaser immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the Seller. Nothing contained in this Agreement shall prohibit the Seller and its directors from (i) making to the stockholders any recommendation and related filing with the SEC, as required by Rules 14e-2 and 14d-9 under the Exchange Act, with respect to any tender offer, (ii) informing the shareholders of the Seller in the Proxy Statement of information that is material to the vote with respect to the transactions contemplated thereby, or (iii)(x) changing or withdrawing the recommendation of the directors with respect to this Agreement and such transactions or (y) engaging in negotiations concerning, or providing information or data to or having discussions with any person relating to, an unsolicited BONA FIDE Acquisition Proposal in writing made by such person; PROVIDED, HOWEVER, that, prior to any action referred to in this subclause (y), the Seller shall notify the Purchaser of any such Acquisition Proposal and as to the terms thereof, if, in any such case under this clause (iii), the directors conclude that any action described in clause (iii) is required by their fiduciary duties (as determined in good faith by the Board of Directors of the Seller upon the advice of independent legal counsel and based upon, if so requested by the Board of Directors, financial analyses provided by a financial advisor to the Board of Directors).

    7.10 ACCESS. The Seller shall afford the Purchaser's officers, employees, counsel, accountants, agents, financial advisors, consultants and other authorized representatives ("REPRESENTATIVES") reasonable access during normal business hours before the Closing to its properties, books, contracts, records and personnel and advisors (who will be instructed by the Seller to cooperate) and the Seller shall furnish promptly to the Purchaser all information concerning its business, properties and personnel as the Purchaser or its Representatives may reasonably request; PROVIDED, HOWEVER, that any review will be conducted in a way that will not interfere unreasonably with the conduct of the Seller's business; PROVIDED, FURTHER, HOWEVER, that no review pursuant to this Section 7.10 shall affect or be deemed to modify any representation or warranty made by the Seller or any right or remedy of the Purchaser arising from any breach thereof. The Purchaser will keep all information and documents obtained pursuant to this Section 7.10 which represents material non-public information on a confidential basis in accordance with the terms and provisions of the Confidentiality Agreement dated as of January 3, 1995 between the parties to this Agreement.

    7.11 PUBLICITY. The Seller and the Purchaser will consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Proxy Statement, the Issuer Self-Tender or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any securities exchange.

    7.12 RESERVATION OF SHARES; COMPLIANCE WITH LAW UPON ISSUANCE OF CONVERSION SHARES OR WARRANT SHARES; LISTING. (a) The Seller shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the exercise of the Warrant or conversion of the Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the exercise of the entire Warrant or conversion of all of the shares of Preferred Stock from time to time.

    (b) So long as any of the Preferred Stock or the Warrant are outstanding, the Seller shall use its best efforts to obtain any approvals or consents of any governmental agency or authority under state or federal law that may be required so that the Conversion Shares and the Warrant Shares may be lawfully issued or transferred and delivered and entitled to the benefits of each other share of Common Stock then issued and outstanding, and to list or obtain admission for trading, with effect from such date of issuance or delivery, on such securities exchange or market on which the Common Stock is then listed or admitted for trading, the Conversion Shares and the Warrants Shares issued upon conversion or exercise of the Preferred Stock or the Warrant.

    7.13 CONDUCT OF BUSINESS BY THE SELLER PENDING THE CLOSING. Except as otherwise expressly contemplated hereby or as disclosed on SCHEDULE 7.13 attached hereto, the Seller covenants and agrees as follows that, as and after the date of this Agreement and up to the Closing, unless the Purchaser shall otherwise expressly agree in writing:

        (a) The Seller shall use its best efforts to maintain and preserve its business organization, assets, employees and advantageous business relationships and conduct its business in the ordinary course pursuant to ordinary business terms and consistent with past practice;

        (b) The Seller shall not directly or indirectly do any of the following:
    (i) sell, pledge, dispose of, lease or encumber any assets of the Seller (including, without limitation, in respect of any indebtedness or accounts receivable owed to it or any claims held by it); (ii) amend its Articles of Incorporation or by-laws; (iii) split, combine or reclassify any shares of its capital stock or declare, set aside or pay any dividend or distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock; (iv) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any of its capital stock (other than pursuant to the Issuer Self-Tender); (v) adopt a plan of complete or partial liquidation or resolutions providing for the complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Seller; (vi) create, form or acquire any Subsidiary or transfer any assets or liabilities to any new Subsidiary of the Seller; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing;

        (c) The Seller shall not, directly or indirectly, (i) except for shares of Common Stock issuable upon exercise of options outstanding on the date of this Agreement, issue, sell, pledge, dispose of or encumber, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any shares of, or any options, warrants or rights of any kind to acquire any shares of or any securities convertible into or exchangeable or exercisable for any shares of, its capital stock of any class or any other securities in respect of, in lieu of, or in substitution for shares of Common Stock outstanding on the date of this Agreement; (ii) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of stock or securities, contributions to capital, property transfer or purchase of any property or assets of any other individual or entity; (iii) incur any indebtedness for borrowed money or issue any debt securities or enter into any hedging, option, derivative or similar transaction or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other individual or entity, or make any loans or advances provide credit support to any entity; (iv) authorize, recommend or propose any change in its capitalization; (v) change any assumption underlying, or method of calculating, any bad debt, contingency, provision or other reserve; (vi) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than the payment, discharge or satisfaction of liabilities (including accounts payable) in the ordinary course of business pursuant to ordinary business terms and consistent with past practice, or collect, or accelerate the collection of, any amounts owed (including accounts receivable) other than the collection in the ordinary course of business; (vii) waive, release, grant or transfer any rights of value or modify or change in any material respect any existing license, lease, contract or other document; or (viii) authorize or propose any of the foregoing, or enter into or modify any contract, agreement, commitment or arrangement to do any of the foregoing;

        (d) The Seller shall not adopt or amend (except as may be required by law) any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any employee or former employee or pay any benefit not required by any existing plan, arrangement or agreement, except that, with respect to employees who are not officers, in the ordinary course of business and consistent with past practice, the Seller may increase the compensation or fringe benefits of any such employee; PROVIDED, HOWEVER, that the aggregate increase for any such employee shall not exceed any approved pay scales for fiscal year 1995 for employees of equal rank and responsibility and the Seller shall not amend such pay scales or promote any employee to circumvent any compensation limitations contained in such pay scales;

        (e) The Seller shall not take any action with respect to the grant of any severance or termination pay or with respect to any increase of benefits payable under its severance or termination pay policies in effect on the date hereof other than the provision of severance or termination benefits in the ordinary course of business consistent with past practice to non-officer employees of the Seller;

        (f) The Seller shall not make any tax election or settle or compromise any federal, state, local or foreign income or other tax liability; and

        (g) The Seller shall not agree, in writing or otherwise, to take any of the foregoing actions or any action which would make any representation or warranty in Section 5 hereof untrue or incorrect in any respect.

    7.14    NOTICE OF  CERTAIN EVENTS.    The Seller  shall promptly  notify the
Purchaser, confirmed in  writing, of any  of the  following on or  prior to  the
Closing:

        (a) Any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by any Transaction Document, the Proxy Statement or the Issuer Tender Offer Documents;

        (b) Any notice of other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by any Transaction Document, the Proxy Statement or the Issuer Tender Offer Documents;

        (c) Any actions, suits, claims, investigations or proceedings commenced or, to its best knowledge threatened against, relating to or involving or otherwise affecting the Seller that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Sections 5.15 and 5.16 or that relate to the consummation of the transactions contemplated by any Transaction Document, the Proxy Statement or the Issuer Tender Offer Documents;

        (d) The Board of Directors of the Seller determining to withdraw or modify a recommendation to approve this Agreement and the transactions contemplated by any Transaction Document, the Proxy Statement or the Issuer Tender Offer Documents, or the Committee determining to withdraw or modify in any respect its approval of this Agreement, the Investment and the transactions contemplated hereby and thereby;

        (e) Any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by the Seller subsequent to the date of this Agreement and prior to the Closing Date, under any Contract, or any circumstances of which the Seller is aware that are reasonably likely to result in such a default or event or any Material Adverse Effect;

        (f)  Any  material  adverse  change  in  the  condition  (financial   or
    otherwise), properties, business, results of operations, prospects or solvency of the Seller or to the interest of stockholders in the Seller, or the occurrence of any event which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in any such change; and

        (g) Any breach by the Seller of any of its representations, warranties, covenants or agreements contained in any Transaction Document or any circumstance that has resulted in or is reasonably likely to result in any such representation or warranty being untrue, or any such covenant or agreement not being performed or complied with, or any condition not being fulfilled as of the Closing Date.

    7.15 LOCATION OF CORPORATE HEADQUARTERS. Subsequent to the Closing, the Purchaser shall cause the corporate headquarters of the Seller to be maintained in the Minneapolis, Minnesota metropolitan area for a period of two years after the Closing Date; provided, that, the Purchaser shall not be bound by this
Section 7.15 if the Board of Directors of the Seller acting unanimously determines that the Purchaser need not be so bound.

    7.16 CONTINUING REPORTING COMPANY. For a period of two years after the Closing Date, the Purchaser shall cause the Seller (i) to continue to file the periodic reports required to be filed under Section 13 of the Exchange Act, (ii) to maintain its corporate existence, (iii) not to seek to cause the Common Stock to cease to be traded on the Nasdaq National Market (other than in conjunction with the listing of the Common Stock on a national securities exchange) and (iv) not to effect a "Rule 13e-3 transaction" within the meaning of Rule 13e-3 promulgated under the Exchange Act.

    7.17 SCOPE OF BUSINESS. For a period of two years after the Closing Date, the Purchaser shall not, and the Purchaser shall cause its Affiliates not to, limit the Seller's ability to continue to operate in the lines of business, and provide the services and products to third parties (which may include Affiliates of the Purchaser), that it engages in and provides as of the Closing Date.

    7.18 EMPLOYMENT AGREEMENTS. On or prior to the Closing Date, the Seller shall offer to each named individual in each of the Employment Agreements attached as Exhibits H, L and M hereto the opportunity to enter into his or her respective Employment Agreement on the Closing Date and shall execute on the Closing Date each Employment Agreement that the named individual therein elects to accept. The Purchaser agrees that as long as Judy M. Figge and Kenneth J. Figge are employed by the Company, the Purchaser will vote, or cause to be voted, all shares of Common Stock beneficially owned by the Purchaser and its Affiliates in favor of their election to the Board of Directors.

    7.19 FUTURE ARRANGEMENTS. Subsequent to the Closing, the parties hereto may determine to discuss entering into, or enter into, agreements or arrangements which they deem prudent and mutually beneficial for the provision of services between the parties on terms that are fair to each party. Such services may include, without limitation, administrative services, financial or treasury management services, reimbursement matter services, legal services, accounting services and other similar types of services.

    7.20 CHIEF EXECUTIVE OFFICER. Immediately upon consummation of the Closing, Mark Gildea will be employed as the Chief Executive Officer of the Seller and will devote at least approximately 75% of his entire working time to the affairs of the Seller and the balance of his working time will be spent on the affairs of the Purchaser and its Affiliates (other than the Seller). The Purchaser will reimburse the Seller for 25% (or such lesser percentage to the extent that Mr. Gildea devotes more than 75% of his time to the Seller) of the costs associated with the employment of Mr. Gildea by the Seller.

    8.    TERMINATION.   (a) This  Agreement shall  terminate upon  either party
giving notice of the termination of this Agreement as a result of the occurrence of any of the following:

        (i) by mutual written agreement of the Seller and the Purchaser;

        (ii) if the Closing shall not have been consummated on or before September 15, 1995;

       (iii) prior to Closing if after the date hereof there shall be any law or regulation enacted or promulgated that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

       (iv) the Seller's shareholders fail to provide the requisite vote to approve this Agreement and the transactions contemplated by this Agreement at the meeting duly held for such purpose pursuant to Section 7.7.

    (b) This Agreement may be terminated by the Purchaser upon the occurrence of any of the following:

        (i) (x) the Seller shall have breached Section 7.9 or 7.13, (y) the Seller shall have breached any of its representations or warranties or other covenants or agreements contained in this Agreement, which breach pursuant to this subclause (y) is not cured within ten days after notice from the Purchaser to the Seller specifying such breach or (z) the letters, resolutions or legal opinion referred to in Section 3 hereof shall have been withdrawn or modified;

        (ii)  the  Board of  Directors  of the  Seller  shall have  withdrawn or modified its approval or recommendation of this Agreement and the transactions contemplated hereby or by the other Transaction Documents, the Proxy Statement or the Issuer Tender Offer Documents, or the Board of Directors of the Seller, upon request by the Purchaser, shall fail promptly to reaffirm such approval or recommendation, or shall have resolved to do any of the foregoing;

       (iii) the Committee shall have withdrawn or modified its approval of this Agreement or the Investment, or the Committee, upon request by the Purchaser, shall fail promptly to reaffirm such approval, or shall have resolved to do any of the foregoing; or

       (iv) (x) the Board of Directors of the Seller shall have recommended to the shareholders of the Seller an Acquisition Proposal or shall have resolved to do so, (y) a tender offer or exchange offer for all or a portion of the Seller's Common Stock shall be commenced and Seller's Board of Directors shall not have recommended that stockholders not tender shares of Common Stock into such tender or exchange offer, or (z) any person (other than the Purchaser) or group (within the meaning of Section 13(d) of the Exchange Act) shall have acquired, or obtained the right to acquire, beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of 20% or more of the outstanding shares of the Common Stock.

    (c) This Agreement may be terminated by the Seller upon the occurrence of any of the following:

        (i) The Purchaser shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach is not cured within ten days after notice from the Seller to the Purchaser specifying such breach; or

        (ii) If the Board of Directors of the Seller (x) fails to make or withdraws its recommendation that shareholders of the Seller approve this Agreement and the transactions contemplated hereby if there is at such time an Acquisition Proposal or (y) recommends that shareholders of the Seller accept or approve an Acquisition Proposal, in each case only if the Board of Directors concludes that such action is required by their fiduciary duties (as determined in good faith by the Board of Directors of the Seller upon the advice of independent legal counsel and based upon, if so requested by the Board of Directors, financial analyses of a financial advisor to the Board of Directors).

    (d) If this Agreement is terminated pursuant to this Section 8, this Agreement shall forthwith become void and be of no further force or effect and all obligations of the Seller and Purchaser under this Agreement shall terminate, except that (i) the provisions of Sections 10, 11, 12.2, 12.4 and
12.7 hereof shall survive such termination and shall remain in full force and effect and (ii) such termination shall not constitute a waiver by or bar against the exercise by any party to this Agreement of any rights or remedies at law or in equity that such party may have by reason of a breach of any breach of representation, warranty or covenant of this Agreement by the other party.

    9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement and in each other Transaction Document shall survive the execution and delivery of this Agreement, the termination of this Agreement, the delivery of the Securities and any examination or investigation made by any party to this Agreement or any of their successors and assigns; provided, however, that, the representations and warranties contained in this Agreement shall not survive, and shall be of no further force and effect, after December 31, 1996.

    10. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind, and inure the benefit of, the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, that (a) the Seller may not assign any of its rights or obligations under this Agreement and (b) the rights of the Purchaser hereunder may not be assigned (except to Affiliates of the Purchaser) without the prior written consent of the Seller (which consent shall not be unreasonably withheld or delayed).

    11. INDEMNITY. The Seller agrees to indemnify and hold harmless the Purchaser and each of its Affiliates (including the respective officers, directors, employees and agents of the Purchaser and its Affiliates) (each, a "SELLER INDEMNIFIED PERSON") from and against any and all expenses, claims, liabilities, losses, damages, obligations, penalties, fines, costs and disbursements of any kind or nature (collectively, "LOSSES") (or actions or suits in respect thereof) in any way resulting from, related to or arising out of or in connection with a breach by the Seller of any of its representations or warranties made herein or in any Schedule, Exhibit or other appendix hereto or any material misstatement contained in or any material omission from the Proxy Statement or any Issuer Tender Offer Document or any of the transactions contemplated hereby or thereby (each, a "SELLER INDEMNIFIED MATTER"), and to reimburse from time to time upon demand therefor, each Seller Indemnified Person for any actual or threatened legal and other expenses incurred by it in connection with or relating to investigating, preparing to defend or defending any actions, claims or other proceedings (including any investigation or inquiry) arising in any manner out of or in connection with a Seller Indemnified Matter (whether or not such Seller Indemnified Person is named party in such action, claim or proceeding); PROVIDED, HOWEVER, that the Seller shall not be responsible to any Seller Indemnified Person for any Losses to the extent that it is finally judicially determined by a court of competent jurisdiction that such Losses result solely and directly from the gross negligence or willful misconduct of the Seller Indemnified Person.

    The Purchaser agrees to indemnify and hold harmless the Seller and each of its Affiliates (including the respective officers, directors, employees and agents of the Seller and its Affiliates) (each, a "PURCHASER INDEMNIFIED PERSON") from and against any and all Losses (or actions or suits in respect thereof) in any way resulting from, related to or arising out of or in connection with a breach by the Purchaser of its representations and warranties made herein or any material misstatement contained in or any material omission from factual information with respect to the Purchaser furnished in writing by the Purchaser to the Seller specifically for inclusion in the Proxy Statement or any Issuer Tender Offer Document (each, a "PURCHASER INDEMNIFIED MATTER"), and to reimburse, from time to time upon demand therefor, each Purchaser Indemnified Person for any actual or threatened legal and other expenses incurred by it in connection with or relating to investigating, preparing to defend or defending any actions, claims or other proceedings (including any investigation or inquiry) arising in any manner out of or in connection with a Purchaser Indemnified Matter (whether or not such Purchaser Indemnified Person is a named party in such action, claim or proceeding); PROVIDED, HOWEVER, that the Purchaser shall not be responsible to any Purchaser Indemnified Person for any Losses to the extent that it is finally judicially determined by a court of competent jurisdiction that such Losses result solely and directly from the gross negligence or willful misconduct of the Purchaser Indemnified Person.

    The indemnification and expense reimbursement obligations in this Section 11 shall terminate and be of no further force and effect after December 31, 1996, except with respect to any claim, action, suit or proceeding as to which the party seeking indemnification shall have given written notice to the indemnifying party on or prior to December 31, 1996. No Seller Indemnified Person or Purchaser Indemnified Person seeking indemnity hereunder shall settle any matter without the prior consent of the indemnifying person (which consent shall not be unreasonably withheld).

    12.  MISCELLANEOUS.

    12.1 NOTICES. All notices or other communications given or made hereunder shall be validly given or made if in writing and delivered by facsimile transmission or in person at, or mailed by registered or certified mail, return receipt requested, postage prepaid, to, the following addresses (and shall be deemed effective at the time of receipt thereof).

    If to the Seller:

    IN HOME HEALTH, INC.
    Carlson Center, Suite 500
    601 Lakeshore Parkway
    Minnetonka, Minnesota 55305-5214

    Attention: President
    Facsimile #: (612) 449-7599

    with a copy to:

    Lindquist & Vennum
    4200 IDS Center
    80 South Eighth Street
    Minneapolis, Minnesota 55402

    Attention: Richard D. McNeil
    Facsimile #: (612) 371-3207

    If to the Purchaser:

    MANOR HEALTHCARE CORP.
    10750 Columbia Pike
    Silver Spring, Maryland 20901

    Attention: President, Alternate Site Division
    Facsimile #: (301) 905-4586
    with a copy to:

    Manor Healthcare Corp.
    10750 Columbia Pike
    Silver Spring, Maryland 20901

    Attention: General Counsel
    Facsimile: (301) 905-4029

or to such other address as the party to whom notice is to be given may have previously furnished notice in writing to the other in the manner set forth above.

    12.2 EXPENSES. Each party shall bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries or other persons engaged by it, incurred in connection with this Agreement or the other Transaction Documents contemplated hereby and the other transactions; PROVIDED, HOWEVER, that if this Agreement is terminated by the Purchaser pursuant to any of Sections 8(b)(i)(x), 8(b)(i)(y) (if the breach serving as the basis for termination was wilful), 8(b)(i)(z), 8(b)(ii), 8(b)(iii) or 8(b)(iv) or by the Seller pursuant to Section 8(c)(ii), the Seller shall promptly pay to the Purchaser an amount equal to $1,300,000, which amount is inclusive of all of the Purchaser's costs and expenses and related time and effort in investigating, negotiating, preparing, entering into and performing this Agreement and the transactions contemplated herein. Any payment required to be made pursuant to this Section 12.2 shall be made as promptly as practicable but not later than three business days after termination of this Agreement and shall be made by wire transfer of immediately available funds to an account designated by the Purchaser.

    12.3 REMEDIES. (a) Each of the Seller and the Purchaser acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms, and it is therefore agreed that each of the Purchaser and the Seller, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction (subject to Section 12.4) enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of the Purchaser and the Seller hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

    (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

    12.4  GOVERNING  LAW; CONSENT TO  JURISDICTION; WAIVER OF  JURY TRIAL.   (A)
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

    (B)   THE   SELLER   AND   THE  PURCHASER   EACH   HEREBY   IRREVOCABLY  AND
UNCONDITIONALLY: (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE STATE OF MINNESOTA;
(II) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID,

TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.1 OR AT SUCH OTHER ADDRESS OF WHICH THE PURCHASER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND (IV) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN FEDERAL COURT IN ANY OTHER JURISDICTION.

    12.5 SEVERABILITY; INTERPRETATION. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, each of the Seller and the Purchaser directs that such court interpret and apply the remainder of this Agreement in the manner which it determines most closely effectuates their intent in entering into this Agreement, and in doing so particularly take into account the relative importance of the term, provision, covenant or restriction being held invalid, void or unenforceable.

    12.6 HEADINGS. The index and section headings herein are for convenience only and shall not affect the construction hereof.

    12.7 ENTIRE AGREEMENT. This Agreement and the other Transaction Documents and the schedules, exhibits, annexes and appendices hereto and thereto embodies the entire agreement between the parties relating to the subject matter hereof and thereof and any and all prior oral or written agreements, representations or warranties, contracts, understandings, correspondence, conversations, and memoranda, whether written or oral, between the Purchaser and the Seller or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest, with respect to the subject matter hereof, are merged herein and replaced hereby.

    12.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    12.9 MODIFICATION OR AMENDMENT. At any time prior to the Closing Date or thereafter, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

    12.10 WAIVER. The conditions to each of the parties' obligations to consummate the transactions contemplated hereby and to perform the acts contemplated on its part hereunder are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No failure or delay by any party in insisting upon the strict performance of any covenant, duty, agreement or condition of this Agreement or in exercising any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, any such waiver being made only by a written instrument executed and delivered by the waiving party.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                          IN HOME HEALTH, INC.

                                          By:  __/s/____________________________
                                               Name:
                                               Title:

                                          MANOR HEALTHCARE CORP.

                                          By:  __/s/____________________________
                                               Name:
                                               Title:

                                                                     APPENDIX II

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER. ANY SALE PURSUANT TO CLAUSE (II) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IN HOME HEALTH, INC. TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE.

                  VOID AFTER 5:00 P.M. MINNEAPOLIS, MINNESOTA
                           TIME ON            , 1998
                      [THREE YEARS AFTER THE CLOSING DATE]

                              IN HOME HEALTH, INC.
                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                                          , 1995

    THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, Manor Healthcare Corp., or its assigns (the "HOLDER"), is entitled to purchase, subject to the provisions of this warrant (the "WARRANT," such term to include any warrant issued in substitution therefor), from In Home Health, Inc., a Minnesota corporation (the "COMPANY"), Six Million (6,000,000) duly authorized, validly issued, fully paid and nonassessable shares (the "INITIAL SHARES") of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK") at a purchase price of $3.75 per share (the "INITIAL WARRANT EXERCISE PRICE") at any time or from time to
time during the period  from the date  hereof to        , 1998 (the  "EXPIRATION
DATE"). The number of Shares to be received upon the exercise of this Warrant and the price to be paid for each Share may be adjusted from time to time as hereinafter set forth. (The Initial Shares deliverable upon such exercise, and as adjusted from time to time, are referred to herein as "SHARES" and the exercise price for a Share in effect at any time and as adjusted from time to time is hereinafter referred to as the "EXERCISE PRICE".) References to the "COMPANY" herein shall include successors to the Company as contemplated by Section (i) below.

    (a) EXERCISE OF WARRANT. This Warrant may be exercised by the Holder in whole or in part at any time or from time to time on or after the date hereof to
     , 1998; PROVIDED, HOWEVER, if the Expiration Date is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price by certified or bank cashier's check for the number of Shares specified in such Purchase Form. As soon as practicable after each such exercise of the Warrant, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books for the Company shall then be closed or that certificates representing such Shares shall not then be physically delivered to the Holder. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the Shares issued upon such exercise pursuant to that certain Registration
Rights Agreement dated as of              , 1995 by and between the Company  and
the Holder (the "REGISTRATION RIGHTS AGREEMENT")) to which the Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant and the Registration Rights Agreement; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to the Holder.

    (b) ISSUANCE OF SHARES. The Company covenants that at all times it shall have the authority to issue and/or deliver upon exercise of this Warrant such number of authorized Shares as shall be required for issuance and delivery upon exercise of the Warrants. The Company covenants that all Shares which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly authorized and validly issued, fully paid, nonassessable, free from all taxes, liens and charges with respect to the issue thereof.

    (c) FRACTIONAL SHARES. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied  by  the  then current  market  value  of a  share  of  Common Stock, determined in accordance with Section (f)(8) below (except that the determination shall be based on the current market value of a share of Common Stock on the last trading day before the date of exercise and not on an average over the preceding twenty trading days as otherwise contemplated by Section
(f)(8)).

    (d)  EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

        (1) This Warrant is exchangeable without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its transfer agent, if any, for other Warrants of different denominations but of like tenor entitling the holder(s) thereof to purchase in the aggregate the same number of Shares purchasable hereunder.

        (2) The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company or its transfer agent, if any, as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued. The Company shall cause to be kept at its principal office or at the office of its transfer agent, if any, a register for the registration and transfer of Warrants. The names and addresses of holders of Warrants, the transfers thereof and the names and addresses of transferees of Warrants shall be registered in such register. The Holder will not make any transfers of this Warrant except pursuant to an effective registration statement or under an applicable exemption from registration under the Securities Act of 1933. The Holder agrees to notify the Company promptly following any transfer of any Warrant; PROVIDED, HOWEVER, that the failure to give such notice will not affect the effectiveness of a transfer that is made otherwise in compliance with the terms hereof.

        (3) Upon surrender of this Warrant to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. (The term "WARRANT" as used herein includes any Warrants into which this Warrant may be divided or exchanged.)

        (4) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company at its expense will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

    (e) RIGHTS OF ACTION. All rights of action with respect to the Warrant are vested in the Holder (or its respective assigns) and the Holder of the Warrant without consent of the holder of any other Warrant, may, in its own behalf and for its own benefit, enforce against the Company its rights to exercise the Warrant for the purchase of Shares in the manner provided herein. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant or under the Registration Rights Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events at any time after May 2, 1995 as follows:

        (1) In case the Company shall (i) make a distribution on its outstanding Common Stock in shares of Common Stock; (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares; or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price in effect at the time of the record date for such distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such record date or effective date and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such distribution, subdivision, combination or redistribution; provided, that, if as a result of a reclassification the Company's Common Stock shall no longer be outstanding, the Holder of this Warrant shall be entitled to receive the aggregate number and kind of equity securities which, if this Warrant had been exercised by such Holder immediately prior to the effective date of such reclassification, the Holder would have been entitled to receive upon such reclassification with respect to Shares acquired upon such exercise.

        (2) In case the Company shall fix a record date for the issuance of rights or warrants to holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into or exercisable for shares of Common Stock) at a price (or having a conversion or exercise price per share) less than the current market price of a share of Common Stock (as defined in Subsection (8) below) on the last date on which a regular way trade of the Common Stock would result in a purchaser being a holder of record on the record date mentioned below (the "EX-DIVIDEND DATE"), the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares which the aggregate offering price of the total number of shares so offered (or the aggregate conversion or exercise price of the securities so offered) would purchase at the current market price per share of Common Stock (as defined in Subsection (8) below), and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares offered for subscription or purchase (or into which the securities so offered are convertible or for which they are exercisable). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares are not delivered (or securities convertible into or exercisable for shares are not delivered), after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares (or securities convertible into or exercisable for shares) actually delivered.

        (3) In case the Company shall distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding regular quarterly cash dividends in the ordinary course and distributions referred to in Subsection (1) above, but including other cash dividends or distributions and dividends or distributions of shares of capital stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding on the record date for the distribution multiplied by the current market price per share of Common Stock (as defined in Subsection (8) below) on the record date for such distribution, less the fair market value (as determined in good faith by the Board of Directors of the Company) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding on the record date for the distribution multiplied by such current market price per share of Common Stock on the record date for such distribution. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

        (4) In case the Company shall issue shares of Common Stock (excluding shares of Common Stock issued (i) in any of the transactions described in Subsection (1) above and (ii) upon exercise of stock options outstanding May 2, 1995 or granted on the date of this Warrant) for no consideration or for a consideration per share of Common Stock less than the current market price per share (as defined in Subsection (8) below) on the date the Company fixes the offering price of such additional shares of Common Stock, the Exercise Price in effect thereafter shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock and the number of shares which the aggregate consideration received (determined as provided in Subsection (7) below) for the issuance of such additional shares of Common Stock would purchase at such current market price per share, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock. Such adjustment shall be made successively whenever such an issuance is made.

        (5) In case the Company shall issue any securities convertible into, exercisable for or exchangeable for shares of Common Stock (excluding securities issued in transactions described in Subsections (2) and (3) above) for no consideration or for a consideration per share of Common Stock initially deliverable upon conversion, exercise or exchange of such securities (determined as provided in Subsection (7) below) less than the current market price per share of Common Stock (as defined in Subsection (8) below) immediately prior to the issuance of such securities, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection
    (7) below) for such securities would purchase at such current market price per share immediately prior thereto, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares deliverable upon conversion of, exercise for, or in exchange for such securities at the initial conversion, exercise or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

        (6) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Subsections (1), (2), (3), (4) and (5) above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares issuable upon exercise of this Warrant immediately preceding the adjustment by the Exercise Price in effect immediately preceding the adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

        (7) For purposes of any computation respecting consideration received pursuant to Subsection (4) and (5) above, the following shall apply:

           (A) In the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

           (B) In the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination, absent manifest error, shall be conclusive; and

           (C) In the case of the issuance of securities convertible into, exercisable for or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exercise or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (7)).

        (8) For the purpose of any computation under Subsections (2), (3), (4) and (5) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days ending on the trading day immediately prior to such date. The closing price for each day shall be the last sale price regular way or, in the case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange or the Nasdaq National Market on which the Common Stock is listed or admitted for trading, or, if the Common Stock is not listed or admitted for trading on a national securities exchange or the Nasdaq National Market, the closing price for each day shall be the average of the highest reported bid and lowest reported asked prices on such day as reported by Nasdaq or other similar organizations if Nasdaq is no longer reporting such information, or, if such information is not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

        (9) All calculations under this Section (f) shall be made to the nearest one-tenth of a cent or to the nearest one-hundredth of a share, as the case may be.

       (10) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Warrant register, and shall cause a certified copy thereto to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) to make any computation required by this Section (f) (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

       (11) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any equity securities of the Company, other than shares of Common Stock, thereafter the number of such other equity securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Subsections (1) to (9), inclusive above.

       (12) Irrespective of any adjustments in the Exercise Price or the number of kind of shares purchasable upon exercise of this Warrant, each Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

    (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section (f), the Company shall forthwith file at its principal office and with its transfer agent, if any, a certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a) hereof and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

    (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding (i) if the Company shall make any distribution in shares of Common Stock (other than dividends on the Company's preferred stock paid in shares of Common Stock) or (ii) if the Company shall offer to the holders of shares of Common Stock for subscription or purchase by them any share of any class or any other right or (iii) if any capital reorganization of the Company, reclassification of the Common Stock or other equity interests in the Company, sale, lease or transfer of all or substantially all of the property and assets of the Company to another entity, merger or consideration with another entity, or the voluntary or involuntary dissolution or liquidation of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reclassification, reorganization, conveyance, lease, merger or consolidation, dissolution or liquidation is to take place and the date, if any is to be fixed, as of which the holders of shares of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, conveyance, dissolution or liquidation.

    (i) RECLASSIFICATION, REORGANIZATION OR RELATED ACTIVITIES. In case of any reclassification, capital reorganization or other similar activity which results in a change in the outstanding shares of Common Stock or in case of the merger or consolidation of the Company with another entity or any sale, assignment, lease or conveyance to another entity of all or substantially all of the property or assets of the Company in one or a series of related transactions, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares and other securities and property receivable upon such reclassification, capital reorganization or similar activity, change, merger or consolidation, or sale, assignment, lease or conveyance which would have been received had this Warrant been exercised immediately prior to such reclassifications, capital reorganization, similar activity, change, merger or consolidation, or sale, assignment, lease or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares and to successive mergers or consolidations or sales, assignments, leases or conveyances. In the event that in connection with any such capital reorganization, reclassification or related change, merger or consolidation or sale, assignment, lease or conveyance, provision is made for the substitution or payment, in whole or in part, for the Common Stock of the Company of a different security of the Company, any such issuance shall be treated as a reclassification covered by the provisions of Subsection (1) of Section (f) above.

    In case any event shall occur as to which the provisions of Section (f) hereof are not strictly applicable but the failure to make any adjustment would not, in the opinion of the Holder, fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Section, then, in each such case, at the request of the Holder, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section (f) hereof, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments, if any, described therein.

    The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock (or other securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

    (J) GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

    (k) ASSIGNMENT. This Warrant may be transferred or assigned by the Holder or any subsequent holder as provided herein. The Company may not assign its obligations hereunder except to the extent permitted in Section (i).

                                          IN HOME HEALTH, INC.

                                          By:

                                             -----------------------------------

                                          Its:

                                             -----------------------------------
Attest:

- --------------------------------------
Title:

                                 PURCHASE FORM

                                                       Dated: ____________, 19__

    The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing an aggregate of _______ shares of Common Stock of In Home Health, Inc. (the "SHARES") and hereby makes payment of $_______. A new Warrant covering _______ shares should be issued to the undersigned.

                     INSTRUCTION FOR REGISTRATION OF SHARES

Name

     ---------------------------------------------------------------------------
                    (Please typewrite or print in block letters)

Address

       -------------------------------------------------------------------------

        Signature

                 ---------------------------------------------------------------

                                ASSIGNMENT FORM

FOR VALUE RECEIVED,
              ------------------------------------------------------------------
hereby sells, assigns and transfers unto

Name

     ---------------------------------------------------------------------------
                    (Please typewrite or print in block letters)

Address

       -------------------------------------------------------------------------

the right to purchase shares represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:                         , 19_
      ------------------------------
      -------

Signature
       ---------------------------------

                                                                    APPENDIX III

HAMBRECHT & QUIST LLC

                                                            ONE BUSH STREET
                                                        SAN FRANCISCO, CA 94104
                                                             (415) 576-3300

May 2, 1995

The Special Committee of the Board of Directors
In Home Health, Inc.
Carlson Center, Suite 500
601 Lakeshore Parkway
Minnetonka, Minnesota 55305-5214

Gentlemen:

    You have requested our opinion as to the fairness from a financial point of view to In Home Health, Inc. ("In Home" or the "Company") and the holders of its outstanding shares of common stock of the proposed strategic partnership with Manor Care, Inc. as more fully described below.

    We understand that In Home and Manor Healthcare Corp., a wholly-owned subsidiary of Manor Care, Inc. ("Manor Care"), propose to enter into a Securities Purchase and Sale Agreement (the "Agreement") pursuant to which Manor Care will purchase from In Home, (i) an aggregate of 6,440,000 shares of common stock, par value $.01 (the "Common Stock"), of the Company, (ii) an aggregate of 200,000 shares of convertible preferred stock having an aggregate liquidation preference of $20,000,000 (the "Preferred Stock") and convertible into an aggregate of 10,000,000 shares of Common Stock, and (iii) a three-year warrant (the "Warrant") to purchase up to 6,000,000 shares of Common Stock at a purchase price of $3.75 per share. The Agreement provides that the aggregate purchase price for the Preferred Stock and Warrant is $20,000,000, and the aggregate purchase price for the Common Stock is $21,896,000. We also understand that the Agreement contemplates that the Company shall commence a self-tender for 6,440,000 shares of Common Stock at a cash purchase price of $3.40 per share for the purpose of delivering such shares to Manor Care as described above. The foregoing transactions collectively constitute the "Proposed Transaction."

    Hambrecht & Quist LLC ("Hambrecht & Quist"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, corporate
restructurings,   strategic   alliances,  negotiated   underwritings,  secondary
distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have acted as financial advisor to the Board of Directors and the Special Committee of the Board of Directors of In Home in connection with the Proposed Transaction and will receive a fee for our services (including the rendering of this opinion). Hambrecht & Quist may in the future provide additional investment banking or other financial advisory services to the Company.

    In connection with our review of the Proposed Transaction, and in arriving at our opinion, we have, among other things:

        (i) reviewed the publicly available consolidated financial statements of the Company for recent years and interim periods to date and certain other relevant financial and operating data of the Company made available to us from the internal records of the Company;

        (ii) discussed with certain members of the management of the Company the business, financial condition and prospects of the Company;

       (iii) reviewed certain financial and operating information, including certain projections provided by the management of the Company, relating to the Company, and discussed such projections with certain members of the management of the Company;

       (iv) reviewed publicly available consolidated financial statements of Manor Care for recent years and interim periods to date;

        (v) discussed with certain members of the management of Manor Care the business, financial condition and prospects of Manor Care;

       (vi) reviewed the recent reported prices and trading activity for the common stock of the Company and Manor Care and compared such information and certain financial information of the Company and Manor Care with similar information for certain other companies engaged in businesses we consider comparable to those of the Company and Manor Care;

       (vii) discussed with parties other than Manor Care the possibility of a transaction or series of transactions involving a business combination with the Company;

      (viii) reviewed the terms, to the extent publicly available, of certain comparable transactions;

       (ix) reviewed the Agreement; and

        (x) preformed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as we deemed relevant.

    We have not assumed any responsibility for independent verification of any of the information concerning the Company or Manor Care considered in connection with our review of the Proposed Transaction and, for purposes of the opinion set forth herein, we have assumed and relied upon the accuracy and completeness of all such information. We have not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities of the Company or Manor Care, nor have we conducted a physical inspection of the properties and facilities of the Company or Manor Care. With respect to the financial forecasts and projections made available to us and used in our analyses, we have assumed that they reflect the best currently available estimates and judgments of the expected future financial performance of the Company. We have assumed that neither the Company nor Manor Care is a party to any pending transactions, including external financings, recapitalizations or merger discussions, other than the Proposed Transaction and those in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this letter, and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which In Home Common Stock will trade subsequent to the Closing (as defined in the Agreement).

    Our advisory services and the opinion expressed herein are provided solely for the use of the Board of Directors of In Home in its evaluation of the Proposed Transaction and are not on behalf of, and are not intended to confer rights or remedies upon Manor Care, any security-holder of In Home or Manor Care, or any person other than In Home's Board of Directors. Except as required by applicable law, including without limitation federal securities laws, our opinion may not be published or otherwise used or referred to, nor shall any public reference to Hambrecht & Quist be made, without our prior consent.

    Based upon and subject to the foregoing and after considering such other matters as we deem relevant, we are of the opinion that as of the date hereof the Proposed Transaction is fair to the Company and the holders of the Common Stock from a financial point of view. We express no opinion, however, as to the adequacy of any consideration received in the Proposed Transaction by Manor Care, Inc. or any of its affiliates.

Very truly yours,

HAMBRECHT & QUIST LLC

By   /s/
- --------------------------------------
   David Golden
   MANAGING DIRECTOR

                                                                     APPENDIX IV

                             INFORMATION STATEMENT

    This Information Statement relates to the proposed acquisition by Manor Healthcare Corp., a Delaware corporation ("Manor Healthcare"), of securities of In Home Health, Inc., a Minnesota corporation (the "Company"), pursuant to the terms of that certain Securities Purchase and Sale Agreement, dated as of May 2, 1995, between Manor Healthcare and the Company (the "Purchase Agreement"). As expressly contemplated by the Purchase Agreement, the acquisition of securities of the Company by Manor Healthcare pursuant to the terms thereof will not constitute a "control share acquisition" within the meaning of Section 302A.011 (Subdivision 38) of the Minnesota Business Corporation Act (the "Minnesota
BCA")). However, Manor Healthcare and the Company have agreed that Manor Healthcare will furnish to the Company the information statement required in respect of transactions constituting "control share acquisitions" so that the approval of the Agreement, Manor Healthcare's investment pursuant thereto and the other transactions contemplated therein by the Company's shareholders shall constitute a shareholder approval satisfying the requirements of Section 302A.671 (Subdivision 4a, paragraph (b)) of the Minnesota BCA in the event that the investment in the Company by Manor Healthcare pursuant to the Agreement were ever to be characterized by a court of competent jurisdiction as a "control share acquisition."

    The following items refer to the lettered paragraphs of Section 302A.671 (Subdivision 2) of the Minnesota BCA.

ITEM (A)  IDENTITY AND BACKGROUND

    Manor Healthcare is a corporation organized under the laws of the State of Delaware with its principal business address at 10750 Columbia Pike, Silver Spring, Maryland 20901. Manor Healthcare is a wholly owned subsidiary of Manor Care, Inc., a Delaware corporation which is publicly traded on the New York Stock Exchange.

    Manor Healthcare and its subsidiaries, own, operate or manage 172 nursing centers (including 10 medical and physical rehabilitation centers and 15 assisted living facilities), which provide high acuity services, skilled nursing care, intermediate nursing care, custodial care and assisted living, principally for residents over the age of 65. Manor Healthcare also owns approximately 82.3% of Vitalink Pharmacy Services, Inc., a Delaware corporation which is publicly traded on the Nasdaq National Market, and which operates institutional pharmacies.

    Attached hereto as SCHEDULE I is a list of each affiliate of Manor Healthcare and their respective states of incorporation.

ITEM (B)  REFERENCE TO STATUTE

    This information statement is being made under Section 302A.671 (Subdivision
2) of the Minnesota BCA.

ITEM (C)  PRIOR INTEREST IN SECURITIES OF IN HOME HEALTH, INC.

    None of the persons identified in Item (a) above (including the entities listed on Schedule I hereto) beneficially own, directly or indirectly, any shares of any class or series of the Company. Manor Healthcare is a party to the Purchase Agreement pursuant to which, on consummation of the transactions contemplated therein, it will acquire the securities of the Company listed in Item (d) below.

ITEM (D)  NUMBER AND CLASS OF SECURITIES OF THE COMPANY TO BE ACQUIRED

    Upon the consummation of the transactions contemplated by the Purchase Agreement, Manor Healthcare will acquire (i) an aggregate of 6,440,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") (or such other amount as may be mutually agreed to by the Company and Manor Healthcare pursuant to the terms of the Purchase Agreement), (ii) a warrant to purchase initially an aggregate of 6,000,000 shares of Common Stock of the Company and (iii) an aggregate of 200,000 shares of Series A Preferred Stock, par value $1.00 per share, of the Company, having a liquidation preference of $20,000,000 and initially convertible into 10,000,000 shares of Common Stock (the "Series A Preferred Stock").

    Upon the consummation of the transactions contemplated by the Purchase Agreement, Manor Healthcare will beneficially own capital stock of the Company having voting power in the election of directors of over 50 percent.

ITEM (E)  TERMS OF THE SECURITIES ACQUISITION

    Pursuant to the Purchase Agreement the Company will sell to Manor Healthcare and Manor Healthcare will purchase from the Company (i) an aggregate of 6,440,000 shares of Common Stock of the Company (or such other amount as may be mutually agreed to by the Company and Manor Healthcare pursuant to the terms of the Purchase Agreement), (ii) a warrant to purchase initially an aggregate of 6,000,000 shares of Common Stock of the Company and (iii) an aggregate of 200,000 shares of Series A Preferred Stock.

    The funds required for the purchase of the Company securities by Manor Healthcare will aggregate $41,896,000, subject to the adjustment provisions of
Section 4.1(f) of the Purchase Agreement. Manor Healthcare will provide such funds out of its operating cash flow and existing lines of credit available to it. The Company will not provide any cash or credit support in connection with Manor Healthcare's investment.

    In connection with the Purchase Agreement, upon the Closing Date referred to below, the Board of Directors of the Company will be increased in size from 5 persons to 7 persons. Messrs. S. Marcus Finkle and Sheldon Lieberbaum will resign from the Board of Directors and Messrs. Mark L. Gildea, Donald C. Tomasso, Joseph Buckley and James H. Rempe will be elected to fill the vacancies and newly created seats on the Board of Directors of the Company.

    In connection with the Purchase Agreement, the Company has agreed to enter into a registration rights agreement wherein Manor Healthcare will be entitled to certain demand and "piggyback" registration rights with respect to shares of the Company Common Stock owned by Manor Healthcare or acquired upon conversion of the Series A Preferred Stock or exercise of the warrant.

    The Purchase Agreement contains various covenants of both the Company and Manor Healthcare limiting their respective activities including, as to the Company, limitations on the Company's ability to solicit, initiate or encourage certain defined acquisition proposals, and limitations on the Company's conduct of its business prior to the consummation of Manor Healthcare's investment. Covenants in the Purchase Agreement placing limitations on Manor Healthcare include the following:

        (i) Manor Healthcare will not dispose of any of the shares acquired in the investment, except pursuant to (A) an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or (B) an applicable exemption from registration under the Securities Act;

        (ii) for a period of two years after the date of consummation of Manor Healthcare's investment in the securities of the Company (the "Closing Date"), Manor Healthcare shall cause the Company (A) to continue to file the periodic reports required to be filed under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (B) to maintain its corporate existence, (C) not to seek to cause the Common Stock to cease to be traded on the Nasdaq National Market (other than in conjunction with the listing of the Common Stock on a national securities exchange) and (D) not to effect a "Rule 13e-3 transaction" within the meaning of Rule 13e-3 promulgated under the Exchange Act;

       (iii) for a period of two years after the Closing Date, Manor Healthcare shall not, and Manor Healthcare shall cause its affiliates not to, limit the Company's ability to continue to operate in the lines of business, and provide the services and products to third parties (which may include affiliates of Manor Healthcare), that it engages in and provides as of the Closing Date;

       (iv) Manor Healthcare will reimburse the Company for the costs associated with the employment of Mr. Mark L. Gildea as chief executive officer of the Company to the extent of the working time devoted by Mr. Gildea to the affairs of Manor Healthcare and its affiliates; and

        (v) so long as Judy M. Figge and Kenneth J. Figge are employed by the Company, Manor Healthcare will vote, or cause to be voted, all shares of Common Stock beneficially owned by Manor Healthcare and its affiliates in favor of their election to the Board of Directors of the Company.

    The following are in response to clauses (1)-(7) of Item (e):

        (1) Manor Healthcare has no current plans or proposals to liquidate or dissolve the Company.

        (2) Manor Healthcare has no current plans or proposals to sell all or a substantial part of the Company's assets, or merge the Company or exchange its shares with any other person. As noted above, pursuant to the Purchase Agreement, Manor Healthcare has covenanted that, for a period of two years after the Closing Date, the Company will continue its corporate existence and shall not effect a "Rule 13e-3 transaction."

        (3) Manor Healthcare has no current plans or proposals to change the location of the Company's principal place of business or its principal executive office or of a material portion of its business activities. However, Manor Healthcare and the Company have agreed in the Purchase Agreement that subsequent to the Closing Date, Manor Healthcare and the Company may determine to discuss entering into, or enter into, agreements or arrangements which they deem prudent and mutually beneficial for the provision of services between the parties on terms that are fair to each party, and that such services may include, without limitation, administrative services, financial or treasury management services, reimbursement matter services, legal services, accounting services and other similar types of services. The effect of any such agreement could be a consolidation of some of the Company's administrative or other functions with those of Manor Healthcare or its affiliates at locations other than where the Company's principal place of business, principal executive offices or a material portion of its business activities are currently located. Manor Healthcare has agreed in the Purchase Agreement to cause the corporate headquarters of the Company to be maintained in the Minneapolis, Minnesota metropolitan area for a period of two years after the Closing Date; provided, that, Manor Healthcare shall not be bound by such covenant if the Company's Board of Directors unanimously determines that Manor Healthcare need not be so bound.

        (4) Manor Healthcare has no current plans or proposals to change materially the Company's management or policies of employment, except that Mr. Mark Gildea, currently president of Manor Healthcare's Alternate Site Services Division, will become chief executive officer of the Company. In addition, as contemplated by (3) above, Manor Healthcare and the Company may enter into agreements relating to administrative and other services which could affect the Company's management or policies of employment, and upon a review of the Company's management and policies of employment subsequent to the Closing Date, Manor Healthcare, its nominees to the Company's Board of Directors or Mr. Gildea may suggest, propose or effect other changes.

        (5) Manor Healthcare has no current plans or proposals to change materially the Company's charitable or community contributions or its policies, programs, or practices relating thereto.

        (6) Manor Healthcare has no current plans or proposals to change materially the Company's relationship with its suppliers or customers or the communities in which it operates. However, upon a review of the Company's relationships with suppliers or customers or the communities in which it operates subsequent to the Closing Date, Manor Healthcare, its nominees to the Company's Board of Directors or Mr. Gildea may suggest, propose or effect changes.

        (7) Manor Healthcare has no current plans or proposals to make any other material change in the Company's business, corporate structure, management or personnel (other than the aforesaid change in the composition of the Board of Directors of the Company). After the Closing Date, Manor Healthcare would expect to conduct a comprehensive review of the Company's business, operations, management, corporate structure and personnel and Manor Healthcare, its nominees to the Board of Directors or Mr. Gildea may suggest, propose or effect changes to any thereof.

                                     SCHEDULE I

                                                                  April 11, 1995

                                MANOR CARE, INC.(DE)

ARCHIVE RETRIEVAL SYSTEMS, INC. (MD)
    Archive Acquisition, Inc. (MD)
BOULEVARD MOTEL CORP.(MD)
    Biscayne Land Associates, Inc. (FL)
    Biscayne Properties, Inc.(FL)
    Bowling Green Inn -- Brandywine, Inc.(DE)
    Cardinal Beverage Corp.(MO)
    Everglades Beverage Corp.(FL)
    Fairways Beverage Corp.(FL)
    Fairways, Inc.(FL)
    MCHD Cypress Creek Corp.(FL)
    MCHD Ft. Lauderdale Corp.(FL)
    MCHD Hampton Corp.(VA)
    MCH Management, Inc.(MD)
    West Montgomery Hotel Holdings, Inc.(MD)
CACTUS HOTEL CORP.(AZ)
CHOICE   HOTELS  INTERNATIONAL,  INC.   (Formerly  Quality  Inns  International,
    Inc.)(DE)
    CH Europe, Inc. (D)
    Choice Capital Corp.(DE)
    Choice Hotels Canada Inc. (50%)(ON,CN)
    Choice Hotels (Cayman) Ltd. (10%)(CAYMAN ISLANDS)
    Choice Hotels International Asia Pacific Pty. Ltd.(S. AUSTRALIA)
    Choice Hotels International Pty. Ltd. (Formerly Quality Inn Pty. Ltd.) (D) Choice Hotels (Ireland) Limited (D)
    Choice Hotels Japan, Inc. (Formerly Quality Hotels Japan, Inc.)(DE)
    Choice Hotels of Brazil, Inc.(DE)
    Choice Hotels Pacific Asia K.K. (Formerly Quality Hotels Pacific Asia, Inc.)
       (D)(JAPAN)
    Choice Hotels Pty. Ltd. (Formerly Quality Hotels Pty.Ltd.) (D) (AUSTRALIA) Choice Hotels Systems, Inc.(ON,CN)
    Choice Hotels Venezuela, C.A. (20%) (VENEZUALA)
    Clarion Hotel Pty. Ltd. (Formerly Royale Hotels Pty. Ltd.) (D) (AUSTRALIA) Comfort Hotels Pty. Ltd. (D) (AUSTRALIA)
    Comfort Inn Pty. Ltd. (D) (AUSTRALIA)
    Comfort Inns New Zealand Limited (Formerly Quality Inns New Zealand Limited)
       (D) (NEW ZEALAND)
    Choice Hotels Argentina S.A. (ARGENTINA)
    QI Capital Corp. (D) (DE)
    Quality Hotels (Ireland) Limited (D) (IRELAND)
    Quality Hotels Limited  (Formerly Quality Hotels  (China) Limited (50%;  50%
       Manor Care, Inc.) (D) (HONG KONG)
    Quality Hotels and Resorts, Inc. (D) (DE)
       Baltimore Hotel Management, Inc. (D)(MD)
       Myrtle Beach Hotel Management, Inc. (D) (SC)
    Quality Inter-Americas, Inc. (D) (DE)
    Sleep Inn Pty. Ltd. (D) (AUSTRALIA)
COLEWOOD REALTY CORP. (MD)
COMFORT CALIFORNIA, INC. (CA)
GULF HOTEL CORP. (LA)

HEFRU FOOD SERVICES, INC. (CA)
INDUSTRIAL WASTES, INC. (PA)
MANOR CARE AVIATION, INC. (DE)
MANOR CARE OF BETHESDA, INC. (Formerly Institutional Supply, Inc.) (MD) MANOR HEALTHCARE CORP. (DE)
    American Hospital Building Corporation (DE)
    Americana Healthcare Center of DuPage County, Inc. (Formerly
       Engineering & Design Corporation) (D) (IL)
    Americana Healthcare Center of Lake County, Inc. (D) (IL)
    Americana Healthcare Center of Palos Township, Inc. (IL)
    Americana Healthcare Corporation of Georgia (GA)
    Americana Healthcare Corporation of Naples (FL)
    Baily Nursing Home, Inc. (PA)
    Bowling Green Inn of St. Tammany, Inc. (D) (LA)
    Cenco Care Corporation (D) (NV)
       J. Lewis Small Co. (D) (DE)
    Cenco Hospital Management Corp. (D)(CA)
    Center Pavilion Hospital Corporation (D) (TX)
    Community Hospital of Mesquite, Inc. (TX)
    DeKalb Healthcare Corporation (DE)
    Distco, Inc. (MD)
    Eisele & Company, Inc. (D) (TN)
    Elmhurst Americana, Inc. (D) (DE)
    Executive Advertising, Inc. (MD)
    Four Seasons Nursing Centers, Inc.(DE)
    Healthcare Construction Corp.(NC)
    Jacksonville Healthcare Corporation (DE)
    Joliet Americana, Inc. (D) (DE)
    Leader Nursing and Rehabilitation Center of Bethel Park, Inc. (DE) Leader Nursing and Rehabilitation Center of Gloucester, Inc. (MD) Leader Nursing and Rehabilitation Center of Scott Township, Inc. (DE) Leader Nursing and Rehabilitation Center of Virginia, Inc. (VA)
    Manor Care of Akron, Inc. (OH)
    Manor Care of Arizona, Inc. (DE)
    Manor Care of Arlington, Inc. (VA)
    Manor Care of Boca Raton, Inc. (FL)
    Manor Care of Boynton Beach, Inc. (FL)
    Manor Care of Brevard, Inc. (D) (FL)
    Manor Care of Broward, Inc. (D) (FL)
    Manor Care of California, Inc. (D) (CA)
    Manor Care of Canton, Inc. (OH)
    Manor Care of Charleston, Inc. (SC)
    Manor Care of Cincinnati, Inc. (OH)
    Manor Care of Colorado, Inc. (D) (DE)
    Manor Care of Columbia, Inc. (SC)
    Manor Care of Dade, Inc. (D) (FL)
    Manor Care of Darien, Inc. (CT)
    Manor Care of Delaware County, Inc. (DE)
    Manor Care of Dunedin, Inc. (FL)
    Manor Care of Florida, Inc. (FL)
    Manor Care of Hinsdale, Inc. (IL)
    Manor Care of Kansas, Inc. (DE)
    Manor Care of Kentucky, Inc. (D) (DE)

    Manor Care of Kingston Court, Inc. (PA)
    Manor Care of Largo, Inc. (MD)
    Manor Care of Lee, Inc. (D) (FL)
    Manor Care of Lexington, Inc. (SC)
    Manor Care of Meadow Park, Inc. (WA)
    Manor Care of Miamisburg, Inc. (DE)
    Manor Care of Nebraska, Inc. (D) (DE)
    Manor Care of North Olmsted, Inc. (OH)
    Manor Care of Orange County, Inc. (D) (FL)
    Manor Care of Pinehurst, Inc. (NC)
    Manor Care of Plantation, Inc. (FL)
    Manor Care of Rolling Meadows, Inc. (IL)
    Manor Care Rosewood, Inc. (D) (TN)
    Manor Care of Rossville, Inc. (MD)
    Manor Care of Sarasota, Inc. (FL)
    Manor Care of Union County, Inc. (D) (MD)
    Manor Care of Willoughby, Inc. (OH)
    Manor Care of Wilmington, Inc. (DE)
    Manor Care of York (North), Inc. (PA)
    Manor Care of York (South), Inc. (PA)
    Medical Aid Training Schools, Inc. (DE)
    MHC Second Acquisition Corp. (D) (DE)
    MHC Third Acquisition Corp. (D) (DE)
    MHC Fourth Acquisition Corp. (D) (DE)
    MHC Fifth Acquisition Corp. (D) (DE)
    MHC Sixth Acquisition Corp. (D) (DE)
    MHS, INC. (Formerly Maternity and Homemaking Service, Inc.) (D) (NY) Moorhead Americana, Inc. (D) (IL)
       Moorhead Nursing Homes, Inc. (D) (MN)
    Nightingale Nursing Home, Inc. (The) (PA)
    Peak Rehabilitation, Inc. (DE)
    PE Liquidating Corp. (D) (PA)
    PLM, Inc. (DE)
    Rehab Source, Inc. (IL)
    Roland Park Nursing Center, Inc. (MD)
    Silver Spring -- Wheaton Nursing Home, Inc. (MD)
    Stewall Corporation (MD)
       Charles Manor, Inc. (MD)
       Chesapeake Manor, Inc. (MD)
       Pneumatic Concrete, Inc. (80%; 20% Manor Healthcare Corp.) (TN)
       Stratford Manor, Inc. (VA)
    Stutex Corp. (TX)
    TotalCare Clinical Laboratories, Inc. (DE)
    Vitalink  Pharmacy  Services,  Inc. (Formerly  TotalCare  Pharmacy Services,
       Inc., formerly
       Midwest Medical Facilities Corporation) (82.3%) (DE)
       Manor Care of Illinois, Inc. (D) (IL)
       Manor Care of Ohio, Inc. (D) (OH)
       Vitalink Infusion  Services, Inc.  (Formerly Vitalink  Billing  Services,
               Inc.) (DE)
       White, Mack and Wart, Inc. (OR)
    Winter Park Nursing Center, Inc. (71.4%) (DE)
MANOR LIVING CENTERS, INC. (DE)
MNR FINANCE CORP. (DE)
MRS, INC. (DE)

PORTFOLIO ONE, INC. (Formerly Chemlime Corporation) (NJ)
QCM BEVERAGES, INC. (49%; 51% Texas resident) (TX)
QCM CORPORATION (D) (TX)
QI ADVERTISING AGENCY, INC. (DE)
QUALITY ARIZONA, INC. (D) (AZ)
QUALITY  HOTELS EUROPE, INC. (Formerly Quality Inns Europe, Inc., formerly Manor
    Care Aviation I, Inc.) (DE)
    QH Europe, Inc. (D)
QUALITY INNS WORLD MARKETING CORPORATION (DE)
QUALITY INSURANCE ASSOCIATES, INC. (D) (MD)
REVERE GROUP, INC. (THE) (D) (DE)
SUNBURST HOTEL CORP. (TX)
THICKET, INC. (THE) (Non-Profit; owned by members) (TX)

PARTNERSHIPS

Booth Limited Partnership (1% Jacksonville Healthcare Corporation, General Partner; 99% Manor Healthcare Corp., Limited Partner)

Clinical   Laboratory  Associates   Partnership,  a   general  partnership  (50%
TotalCareClinical Laboratories, Inc., General Partner)

Colewood Limited Partnership (1% American Hospital Building Corporation, General Partner; 99% Executive Advertising, Inc., Limited Partner)

Deca Limited Partnership (94% DeKalb Healthcare Corporation, General Partner)

KLTHC/MCM Partnership, a general partnership (50% Manor Care of Miamisburg, Inc., General Partner)

PLM Limited Partnership (50% Winter Park Nursing Center, Inc., General Partner)

QH Europe Partnership (80% Quality Hotels Europe, Inc., 20% Choice Hotels International, Inc.)
    Choice Hotels (Deutschland) G.m.b.H. (99%; 1% CHI)(GERMANY)
    Choice Hotels (France) S.a.r.l. (99%; 1% CHI)(FRANCE)
    Manor Care  Hotels International,  Inc. (Formerly  Manor Care  Aviation  II,
       Inc.)(DE)
       Choice Hotels Benelux S.A. (51%)(FRANCE)
       Manor Care Hotels (France) S.A.(FRANCE)
           Manor Care Hotels No. 1(FRANCE)
           Manor Care Hotels No. 2(FRANCE)
           Manor Care Hotels No. 3(FRANCE)
           Manor Care Hotels No. 4(FRANCE)
    Quality Hotels Limited (Formerly QI Hotels (U.K.) Limited)(99%; 1% CHI)(UK)
       Choice Hotels (UK) Limited(UK)
    Quality Hotels Europe (Alsdorf) G.m.b.H. (99%; 1% QHE) (D) (GERMANY)
    Quality Hotels Europe (Herleshausen) G.m.b.H. (99%, 1% QHE) (D) (GERMANY) Quality Hotels Europe (Jena) G.m.b.H. (formerly Quality Hotels Europe
       (Deutschland) G.m.b.H) (99%; 1% QHE) (GERMANY)
    Quality Hotels Europe (Leipzig) G.m.b.H. (99%; 1% QHE) (D) (GERMANY)
    Quality Hotels Europe (Peine) G.m.b.H. (99%; 1% QHE) (GERMANY)
    Quality Hotels Europe (Troisdorf) G.m.b.H. (99%; 1% QHE) (GERMANY)

(D) = dormant companies

Subsidiaries are wholly-owned except where indicated.

                         PROXY -- IN HOME HEALTH, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JULY   , 1995

    The  undersigned hereby appoints                                         and
                               , or either of them,  as proxies with full  power
of substitution to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of
Stockholders  of In Home Health, Inc.  to be held July    , 1995 at       .m. at
                            , Minneapolis,  Minnesota  or  at  any  adjournments
thereof, upon any and all matters which may properly be brought before the meeting or adjournments thereof, hereby revoking all former proxies.

(1) PROPOSAL TO APPROVE SECURITIES PURCHASE AND SALE AGREEMENT DATED AS OF MAY 2, 1995 BETWEEN IN HOME HEALTH, INC. AND MANOR HEALTHCARE CORP. AND THE TRANSACTIONS THEREUNDER

      / /  FOR              / /  AGAINST              / /  ABSTAIN

(2) PROPOSAL TO APPROVE AN AMENDMENT TO ARTICLE III OF THE ARTICLES OF INCORPORATION OF THE COMPANY

      / /  FOR              / /  AGAINST              / /  ABSTAIN

(3) PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1987 AND 1995 STOCK OPTION PLANS
      / /  FOR              / /  AGAINST              / /  ABSTAIN

(4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meetings.

             THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON
        PROPOSALS (1), (2) AND (3) IN ACCORDANCE WITH THE SPECIFICATIONS
          MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

    PLEASE DATE AND SIGN exactly as your name(s) appears below indicating, where proper, the official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

                                              Dated                       , 1995
                                                 -------------------------------

                                              ----------------------------------
                                                   Signature of Stockholder